UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number:  811-06136

HOMESTEAD FUNDS, INC.

(Exact name of registrant as specified in charter)

4301 Wilson Boulevard

Arlington, VA 22203

(Address of principal executive office – Zip code)

Danielle Sieverling

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

(Name and address of agent for service)

Copies to:

Bryan Chegwidden, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036-8704

(Name and addresses of agent for service)

Registrant’s telephone number, including area code:  (703) 907-5993

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2018

Item 1.  Reports to Stockholders.

Annual Report
December 31, 2018
Our Funds
Daily Income Fund (HDIXX)
Short-Term Government Securities Fund (HOSGX)
Short-Term Bond Fund (HOSBX)
Stock Index Fund (HSTIX)
Value Fund (HOVLX)
Growth Fund (HNASX)
Small-Company Stock Fund (HSCSX)
International Equity Fund (HISIX)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on the Fund’s website (www.homesteadfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.258.3030, option 1, or by sending an email request to Homestead Funds at invest@homesteadfunds.com.
Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.258.3030, option 1, or send an email request to invest@homesteadfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The investment commentaries on the following pages were prepared for each fund by its portfolio manager(s). The views expressed are those of the portfolio manager(s) on January 17, 2019, for each fund as of December 31, 2018. Since that date, those views might have changed. The opinions stated might contain forward-looking statements and discuss the impact of domestic and foreign markets, industry and economic trends, and governmental regulations on the funds and their holdings. Such statements are subject to uncertainty, and the impact on the funds might be materially different from what is described here.
Past performance does not guarantee future results.
Investors are advised to consider fund objectives, risks, charges and expenses before investing. The prospectus contains this and other information and should be read carefully before you invest. To obtain a prospectus, call 800.258.3030 or download a PDF at homesteadfunds.com.

President's Letter
2018 Annual Report

January 17, 2019
Dear Shareholders,
In an economy with unemployment at cyclical lows, inflation right around the Federal Reserve’s preferred 2 percent target, and businesses and consumers spending happily through much of the year, there was enough good news through most of 2018 for investors to shake off looming worries.
In the fourth quarter though, we essentially witnessed a tipping point for the market stressors. China and oil prices continued to be a troublesome duo, reminiscent of the market pullback in 2015 to 2016. A pileup of data points about a weakening economy in China — lackluster loan growth, tighter credit conditions, slower-than-expected retail sales and industrial output — reinforced the case for a downgraded global outlook that investors worried over throughout the year.
After a rough quarter, there is reason to be moderately optimistic for the year ahead. Most analysts already expected slower earnings and gross domestic product growth for 2019, and those measures could continue to be positive even with the year-end shocks. The Fed also has newfound “wiggle room” in its policy options, having raised rates in recent years up to a more normal level and retreated from the extreme liquidity it used during the financial crisis.
We realize that market volatility and the corresponding jolts to account values can be difficult to accept. I want to remind you that we have a team of registered representatives, including several Certified Financial Planners®, who work with investors daily. Our associates can help you understand the factors influencing the capital markets and check that your levels of exposure to different asset classes are in line with your goals. Please feel free to give us a call at 800.258.3030, option 2.
We also want to make you aware of some recent changes to portfolio management. RE Advisers, the investment advisor for five of the eight Homestead Funds, took steps in 2018 and early 2019 to bolster its portfolio management staffing. In February 2018, equity analyst Peter Blackstone was added to the team, and early in 2019 senior equity portfolio manager Jim Polk joined Prabha Carpenter as a co-manager of the Value and Small-Company Stock Funds. On the fixed-income side, RE Advisers welcomed portfolio manager Ivan Naranjo in November 2018. Ivan co-manages the Short-Term Government and Short-Term Bond Funds along with senior fixed-income portfolio manager Mauricio Agudelo. Harding Loevner, the subadvisor for the International Equity Fund, announced that portfolio manager Andrew West became a lead portfolio manager of the fund in January 2019, replacing Alexander Walsh. Ferrill Roll continues as the strategy’s other lead portfolio manager. Alexander remains a portfolio manager of the fund. The assignment change was made in anticipation of Alexander’s retirement at the end of 2019.
I want to thank all of our investors for their confidence and loyalty, especially through this past challenging year for capital markets.
Sincerely,
Mark D. Santero
CEO, President, and Director
Homestead Funds
Mark Santero
CEO, President and Director

Daily Income Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The fund earned an annualized return of 1.08 percent for 2018. The seven-day current annualized yield was 1.58 percent as of December 31, 2018, much changed from the 0.45 percent on December 31, 2017. We sought to enhance the fund's performance in the second half of the year by lowering the percentage of short-term assets from approximately 10 percent to 7 percent so we could take advantage of increasing yields in government securities. Interest income for the fund is netted against operating expenses. With the Federal Reserve raising the federal funds rate band four times in 2018 (the last being to between 2.25 percent and 2.50 percent in December 2018), the fund earned enough interest income to cover all of its expenses and provide income to its shareholders.
Market Conditions
The U.S. economy continued to improve as 2018 progressed; however, questions remained as to how long that improvement might last. After a fairly soft 2.0 percent rise in gross domestic product (GDP) in the first quarter of 2018, the economy showed strength in the second and third quarters with GDP increases of 4.2 percent and 3.4 percent, respectively. The general consensus among economists is for GDP to rise by an annual rate of approximately 3.1 percent in the fourth quarter of 2018. Despite the growth seen in 2018, Fed forecasts still only indicate a relatively modest 2.3 percent gain in GDP for all of 2019.
Although the Fed’s analysis of the data suggests good overall economic activity in 2018, specific issues remain. Household spending continued to grow strongly, while the growth of business fixed investment moderated somewhat from its earlier rapid pace. Several labor market measurements during 2018 continued to show strong growth: Initial jobless claims remain below 250,000, continuing claims trended below 1.7 million and the unemployment rate declined to 3.9 percent. Wages gains have moved up slightly to approximately 3.2 percent, largely influenced by some second-half growth in labor productivity. Although this is an improvement over 2017, we believe sustained improvement in productivity will be essential to economic growth in general, and wage gains in particular for 2019 and beyond. On a 12-month basis, overall inflation (even that which excludes food and energy prices) has remained near 2.0 percent, and expectations for longer-term inflation were little changed.
Outlook
After the Federal Open Market Committee (FOMC), the Fed’s policy-making body, revised its target for the federal funds rate to between 2.25 percent and 2.50 percent in December 2018, the question is, how many rate hikes seem likely for
Investment Advisor: RE Advisers Corporation
Marc Johnston, CFP, ChFC, CAIA Money Market Portfolio Manager BA, General Arts, Villanova University; MBA, Northeastern University

2019 given the Fed’s leadership and a more uncertain economic environment? Forecasts by the Fed after the rate hike in December 2018 indicated possibly two hikes will take place in 2019; however, the FOMC is a very cautious decision maker. The timing and size of interest rate increases and the pace of the portfolio unwinding process will remain very much dependent upon the data and the stability of the situation at the time, in our view. Assuming continued growth in the U.S. economy, improvement in labor markets, stability in financial markets and a steepening (as opposed to flattening or inverting) yield curve, we believe that we are most likely to see a continued yet slower normalization of interest rates in 2019. In addition, with inflation on a 12-month basis expected to remain somewhat near the FOMC’s 2.0 percent objective in the medium term, we believe monetary policy is likely to remain slightly accommodative to support a strong labor market and a sustained return to 2 percent inflation. The risks to the economic outlook appear roughly balanced, in our view.
The timing of this continued interest rate normalization process notwithstanding, we believe that investors in money market funds will continue to see income on their investment in 2019 if the Fed raises short-term rates to higher levels. We must be prepared to operate in that type of environment by constantly adjusting the investment mix and weighted average maturity of the portfolio. We will prudently take advantage of the higher-yielding investments as they become available and in keeping with our management of the fund as a government money market fund.

                Performance Evaluation

Daily Income Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Daily Income Fund	1.08	0.26	0.16

Yield
Annualized 7-day current yield quoted 12/31/18	1.58%

Security Diversification
	% of Total Investments
	as of 12/31/17	as of 12/31/18
U.S. government and agency obligations	89.5	94.4
Short-term and other assets	10.5	5.6
Total	100.0%	100.0%

Maturity
	as of 12/31/17	as of 12/31/18
Average weighted maturity	38 days	39 days

The returns quoted in the above table represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Daily Income Fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Daily Income Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.
The Daily Income Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee and/or reimbursed fund expenses during the five- and 10-year periods. Had the advisor not done so, the fund’s total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Government Securities Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The fund returned 1.20 percent for the year ended December 31, 2018, trailing the ICE BofA Merrill Lynch 1-5 Year U.S. Treasury Index return of 1.52 percent.
The fund benefited most of the year from overall lower interest rate exposure as measured by duration relative to the benchmark throughout the period. Additionally, the fund’s out-of-benchmark allocation to short-term amortizing asset-backed securities and high-quality corporate issuers, including floating rate notes, contributed positively during the period. The fund also benefited from its holdings in higher-yielding issuers guaranteed by the Export-Import Bank of the U.S. However, the risk-off environment experienced during the fourth quarter provided a flight to quality lowering Treasury yields by nearly 40 basis points, and the yield curve flattened even further. As a consequence, the yield compression detracted from performance.
The fund added holdings in short-end maturity U.S. Treasuries as rates continued to gradually rise from multi-year low levels. The fund also added holdings in the corporate sector through issuers guaranteed by the Export-Import Bank of the U.S.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making committee, continued the gradual pace of rate increases, delivering the four rate hikes forecasted at the end of 2017. The FOMC increased the federal funds rate from 1.25 percent to 1.50 percent at the end of 2017 to 2.25 percent to 2.50 percent at the end of 2018. Front-end yields responded by increasing throughout most of the period, and two-year versus five-year Treasury yields flattened by 30 basis points. Three-month Libor increased 110 basis points ending the year at 2.81 percent.
The Fed’s dual mandate of maximum employment and price stability continued to be the main focus; however, monetary policy remained less accommodative, and the Fed’s unwind of its balance sheet continued on auto pilot. Economic activity continued on solid footing supported by tax reform passed at the end of 2017 with real gross domestic product year over year increasing from 2.50 percent in December 2017 to 3.0 percent at the end of September 2018. The labor market remained robust and the unemployment rate held steady near multi-decade lows below 4 percent for most of the year. Core inflation increased near the FOMC’s long-term target of 2 percent. The latest reading on core personal consumption expenditures (PCE) stood at 1.87 percent at the end of November 2018 versus 1.63 percent at the end of December 2017. The FOMC expects inflation to remain stable over the next 12 months near the 2 percent target.
President Trump’s administration ramped up the pressure on global trade partners during the month of March as the U.S. put in place tariffs on steel and aluminum imports. The
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

administration had trade disputes with all of the United States' major partners, including Mexico and Canada and more importantly China. Subsequently, China responded with tit-for-tat tariffs on U.S. goods, escalating a trade war and tensions. As the year went on, sectors more exposed to trade war risk sold off. President Trump and President Xi agreed to a trade truce of 90 days at the end of 2018 in an effort to resolve the trade dispute.
Outlook
We remain cautiously optimistic on the economy and believe that growth will moderate toward the mid-2 percent range. In our view, monetary policy will be less accommodative going forward, driven by the Fed’s unwind of its balance sheet and rate increases during this cycle. According to its December statement, the FOMC expects two additional rate hikes in 2019, based on a reading of the “dot plot.” Market participants, however, are expecting a range of zero to one rate increases.
On the fiscal side, we expect the administration to continue discussions with China regarding trade and tariffs and eventually come to a resolution. As it stands, it appears that this spat could, in our view, slow the global economy to the point of ending the current economic cycle. We intend to gradually increase our holdings in U.S. Treasuries and narrow the gap in duration relative to the benchmark over the coming year as we believe that the existing economic conditions show signs of cooling.

                Performance Evaluation

Short-Term Government Securities Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Short-Term Government Securities Fund	1.20	0.83	1.23
ICE BofAML 1-5 Year U.S. Treasury Index	1.52	1.09	1.33

Security Diversification
	% of Total Investments
	as of 12/31/17	as of 12/31/18
U.S. government and agency obligations	49.0	58.1
Corporate bonds–government guaranteed	28.4	21.3
Corporate bonds–other	4.7	8.4
Asset-backed securities	2.7	3.4
Mortgage-backed securities	2.9	2.2
Certificates of deposit	3.8	1.5
Municipal bonds	0.3	0.3
Short-term and other assets	8.2	4.8
Total	100.0%	100.0%

Maturity
	as of 12/31/17	as of 12/31/18
Average weighted maturity	1.76	1.71
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year U.S. Treasury Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Government Securities Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Short-Term Bond Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The fund returned 1.69 percent for the year ended December 31, 2018, outperforming its benchmark index, the ICE BofA Merrill Lynch 1-5 Year Corporate/Government Index, which returned 1.40 percent.
The fund benefited most of the year from overall lower interest rate exposure as measured by duration relative to the benchmark throughout the period. Additionally, the fund’s allocation to the asset-backed sector contributed to the fund's outperformance. The fund also benefitted from a strong recovery in its two municipal positions in the Puerto Rico Sales Tax Financing Corp.
The fund gradually added holdings in U.S. Treasuries, short-term asset-backed securities and the corporate sector through high-quality issuers with a preference for one- to three-year maturities. We believe that the front-end part of the credit curve offers an attractive risk/reward profile in the current economic cycle.
Market Conditions
The Federal Open Market Committee (FOMC), the Federal Reserve’s policy-making committee, continued the gradual pace of rate increases, delivering the four rate hikes forecasted at the end of 2017. The FOMC increased the federal funds rate from 1.25 percent to 1.50 percent at the end of 2017 to 2.25 percent to 2.50 percent at the end of 2018. Front-end yields responded by increasing throughout most of the period, and two-year versus five-year Treasury yields flattened by 30 basis points. Three-month Libor increased 110 basis points ending the year at 2.81 percent.
The Fed’s dual mandate of maximum employment and price stability continued to be the main focus; however, monetary policy remained less accommodative, and the Fed’s unwind of its balance sheet continued on auto pilot. Economic activity continued on solid footing supported by tax reform passed at the end of 2017 with real gross domestic product year over year increasing from 2.50 percent in December 2017 to 3.0 percent at the end of September 2018. The labor market remained robust and the unemployment rate held steady near multi-decade lows below 4 percent for most of the year. Core inflation increased near the FOMC’s long-term target of 2 percent. The latest reading on core personal consumption expenditures (PCE) stood at 1.87 percent at the end of November 2018 versus 1.63 percent at the end of December 2017. The FOMC expects inflation to remain stable over the next 12 months near the 2 percent target.
The year 2018 experienced the return of volatility to the markets. Corporate credit spreads widened by more than 50 bps during the period, as measured by the Bloomberg Barclays U.S. Credit Index. The risk of escalation to a global trade war due to tariffs imposed by the Trump administration contributed to the increase in volatility. Market participants also became leery of corporate issuers in general, as the size of the BBB-rated universe increased significantly. Investors grew nervous about the trade war, rising rates and just how long the economic cycle could last.
Investment Advisor: RE Advisers Corporation
Mauricio Agudelo, CFA Senior Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business
Ivan Naranjo, CFA, FRM Fixed Income Portfolio Manager BS, Finance, The University of Maryland, Robert H. Smith School of Business

Outlook
We remain cautiously optimistic on the economy and believe that growth will moderate toward the mid-2 percent range. In our view, monetary policy will be less accommodative going forward driven by the Fed’s unwind of its balance sheet and rate increases during this cycle. According to its December statement, the FOMC expects two additional rate hikes in 2019, based on a reading of the “dot plot.” Market participants, however, are expecting a range of zero to one rate increases.
On the fiscal side, we expect the administration to continue discussions with China regarding trade and tariffs and eventually come to a resolution. As it stands, it appears that this spat could, in our view, slow the global economy to the point of ending the current economic cycle. We intend to gradually increase our holdings in U.S. Treasuries as economic conditions show signs of cooling.
We believe that at this stage in the economic cycle, it’s wise to remain invested in higher-quality assets with strong fundamentals. The combination of trade-related issues and the Fed’s withdrawal of easy money could, in our view, contribute to increased volatility in risky assets. We intend to take advantage of the rise in yields from multi-year lows to narrow the gap in duration relative to the benchmark over the coming year as economic conditions show signs of cooling.

                Performance Evaluation

Short-Term Bond Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Short-Term Bond Fund	1.69	1.41	3.64
ICE BofAML 1-5 Year Corp./Gov. Index	1.40	1.37	2.17

Security Diversification
	% of Total Investments
	as of 12/31/17	as of 12/31/18
Corporate bonds–other	29.2	37.4
Asset-backed securities	20.4	21.7
Municipal bonds	20.1	14.5
U.S. government and agency obligations	6.0	11.4
Yankee bonds	11.6	10.3
Mortgage-backed securities	1.9	0.8
Corporate bonds–government guaranteed	0.1	0.0
Certificates of deposit	0.4	0.0
Short-term and other assets	10.3	3.9
Total	100.0%	100.0%

Maturity
	as of 12/31/17	as of 12/31/18
Average weighted maturity	1.72	1.52
Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the ICE BofAML 1-5 Year Corp./Gov. Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Short-Term Bond Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

Stock Index Fund
Performance Evaluation | Prepared by the Master Portfolio’s Investment Advisor, BlackRock Fund Advisors
Performance
For the 12 months ended December 31, 2018, the U.S. large cap market metric and the fund’s benchmark, the Standard & Poor’s 500 Index (the “S&P 500 Index”), returned –4.38 percent. The fund’s return was –4.95%. The S&P 500 Index is a market capitalization-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of industries.
During the 12-month period, as changes were made to the composition of the S&P 500 Index, the master portfolio in which the fund invests purchased and sold securities to maintain its objective of replicating the risks and return of the index.
Market Conditions
In the beginning of the first quarter of 2018, the low volatility regime that helped global equity markets reach record highs in 2017 continued to support U.S. markets. Further fueled by tax-reform optimism, January saw markets rally, led higher by momentum and information technology names. As the first quarter progressed, however, a combination of economic overheating concerns, the return of volatility, rising yields and the specter of trade wars weighed on markets.
From a sector standpoint, technology and consumer discretionary stocks outperformed, due to their impressive early-quarter runs. Although the first quarter of 2018 was plagued with volatility, the defensive sectors of telecommunications and consumer staples were the worst performing in the S&P 500 Index.
Contrary to what the U.S. equity market’s lackluster performance would suggest, the U.S. economy remained healthy in the first quarter of 2018. This supported the Federal Reserve’s decision to increase interest rates in March and to revise higher its rate hike expectations for 2019.
Despite the fluid headlines and ongoing threats regarding the topic of U.S. protectionism in the second quarter of 2018, investors found confidence in strong U.S. economic data and earnings growth. On the macroeconomic front, the U.S. unemployment rate struck 3.8 percent, the lowest level since 1975. Additionally, the core personal consumption expenditure hit the Fed’s target rate of 2 percent, supporting its decision to raise rates in June. From a sector standpoint, energy outperformed, as a prolonged period of higher crude oil prices increased the attractiveness of energy company shares.
In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on
$505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2 percent to 2.25 percent.
In the fourth quarter of 2018, 10 out of the 11 Global Industry Classification Standard equity sectors moved lower. The utilities sector (1.36 percent) was the only sector to advance, as lower interest rates and a flight to safety throughout the fourth quarter benefited the traditionally defensive sector.
Conversely, the energy sector (–23.78 percent) trailed the market, as a decline in crude oil provided a headwind; however, it was the information technology sector (–17.34 percent) that deducted the most from the index’s overall total return (–3.6 percent), as lowered corporate earnings guidance weighed on investor sentiment.
More broadly, concerns over Fed policy, Sino-American trade tensions and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter. The quarter began with Fed Chair Jerome Powell’s comment that the U.S. federal funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries; however, this was short lived, as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad-based risk-off in December — the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ending the quarter lower than its intra-quarter highs.
For the one-year period ended December 31, 2018, the largest negative returns for the S&P 500 Index came from the energy (–18.08 percent), materials (–14.70 percent) and industrials (–13.29 percent) sectors; however, the health care (6.41 percent), utilities (4.11 percent) and information technology (3.37 percent) sectors contributed positively to overall return.
Disclosure
On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary. Drivers of relative performance and comments on portfolio positioning for the 12-month period represent the sectors where the securities were assigned after reclassification.

                Performance Evaluation

Stock Index Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Stock Index Fund	-4.95	7.90	12.51
Standard & Poor's 500 Stock Index	-4.38	8.49	13.12
Sector Diversification*
% of Total Investments as of 12/31/18
Information technology	19.3
Health care	15.0
Financials	12.9
Communication services	9.8
Consumer discretionary	9.6
Industrials	9.1
Consumer staples	7.0
Energy	5.1
Utilities	3.3
Real estate	2.9
Materials	2.6
Short-term and other assets	3.4
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/18
Microsoft Corp.	3.6
Apple, Inc.	3.3
Alphabet, Inc.	2.9
Amazon.com, Inc.	2.8
Berkshire Hathaway, Inc.	1.8
Johnson & Johnson	1.6
JPMorgan Chase & Co.	1.5
Facebook, Inc.	1.4
Exxon Mobil Corp.	1.3
Pfizer, Inc.	1.1
Total	21.3%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor's 500 Stock Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Stock Index Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Sector diversification and top holdings information is for the S&P 500 Index Master Portfolio, managed by BlackRock Fund Advisors, the portfolio in which the Stock Index Fund invests all of its investable assets. Please refer to the Appendix for the complete annual report of the S&P 500 Index Master Portfolio.
* On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary.
Performance Evaluation

Value Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The fund returned –6.36 percent during 2018, while its benchmark index, the S&P 500 Value Index, returned –8.95 percent. The fund’s better-than-index return was due primarily to the results in its information technology, health care, communications services and energy sector holdings, while consumer discretionary, materials and financials holdings detracted from overall results.
Portfolio Review
The fund’s information technology position was overweight compared with the benchmark and outperformed the benchmark’s sector results. Notable contributors included Microsoft, Visa, Cisco and Intel.
Health care positions contributed next in terms of order of magnitude. The fund was overweight and outperformed this sector versus the benchmark. Within this sector, health care equipment and pharmaceuticals generated double-digit returns for the fund. Pfizer, Abbott and Merck were the notable contributors.
Communications services results were also positive. The fund was underweight in this sector versus the benchmark but outperformed the benchmark’s sector results. Verizon was a leading contributor in this sector.
Energy contributed favorably versus the benchmark, as the fund was slightly underweight this sector versus the index, leading to outperformance. ConocoPhillips contributed double-digit returns to the fund during the period.
Consumer discretionary holdings contributed negatively to results. This sector incudes the auto component and distributor industry categories, which underperformed the sector overall. Genuine Parts generated positive results on the year for the fund, but LKQ Corporation and others detracted from the fund’s performance.
Materials detracted from results, largely due to our exposure to two industries within this sector — chemicals and packaging — which were both down for the year. Detractors for the period include DowDupont and Avery Dennison.
Financials detracted from results. The fund’s bank holdings were slightly underweight the benchmark’s sector weighting but outperformed the benchmark’s sector results. The fund’s insurance holdings were overweight versus the benchmark and underperformed the benchmark’s sector results. American International Group and Allstate were both down for the year and detracted from results.
A new name added to the fund during the year was Tyler Technologies. Names eliminated from the fund were: Flowserve Corporation, Apache Corporation, Cooper Tire and Rubber Company, Adient plc, Applied Industrial Technologies, American International Group and LKQ Corporation.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

Outlook
It was a volatile year. The markets started the year strong with prospects for synchronized global growth in the U.S., China and Europe. There was a pullback in early February with concerns about the pervasiveness and strength of economic growth. The markets rallied through early October, establishing new highs. Then with heightened trade tensions, higher interest rates and comments by the U.S. Federal Reserve indicating continued rate increases and the shrinking of its balance sheet, the market gave up its gains. The markets have rebounded from lows established on December 24, 2018, with additional clarity from the Fed and prospects for continued dialogue between U.S. and China on trade.
The U.S. economy continues to expand, but we expect growth will moderate toward the mid-2 percent range. In contrast to 2017, there appears to be a synchronized slowdown globally. Earnings growth for the first three quarters of 2018 was at double-digit rates but — based on companies that have reported thus far — the fourth quarter rate looks to be less robust. For 2019, earnings growth rates are forecast to be in the high single-digit ranges for U.S. companies in general.
Regardless of the economic backdrop, we continue to seek out exceptional companies with the potential to generate superior returns over time. Following the fourth quarter’s broad market decline, equity valuations are now at what we believe to be more attractive levels.
Disclosure
On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary. Drivers of relative performance and comments on portfolio positioning for the 12-month period represent the sectors where the securities were assigned after reclassification.

                Performance Evaluation

Value Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Value Fund	-6.36	7.58	12.46
Standard & Poor's 500 Value Index	-8.95	6.06	11.21
Sector Diversification*
% of Total Investments as of 12/31/18
Information technology	22.6
Health care	21.9
Financials	13.7
Industrials	12.2
Materials	10.2
Energy	10.2
Communication services	5.5
Consumer discretionary	2.7
Short-term and other assets	1.0
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/18
Visa Inc.	5.4
Pfizer, Inc.	5.0
Microsoft Corp.	5.0
Southwest Airlines Co.	4.5
Cisco Systems, Inc.	4.4
DowDuPont, Inc.	4.3
Bristol-Myers Squibb Co.	4.3
Parker-Hannifin Corp.	4.2
Avery Dennison Corp.	4.1
Alphabet, Inc.	4.0
Total	45.2%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Standard & Poor's 500 Value Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Value Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary.
Performance Evaluation

Growth Fund
Performance Evaluation | Prepared by the Fund's Subadvisor, T. Rowe Price Associates
Performance
The fund delivered a positive return of 3.96 percent for the 12-month period and significantly outperformed the Russell 1000 Growth Index, the fund’s benchmark, which returned –1.51 percent. Stock selection was the primary reason for relative outperformance, particularly within the information technology sector, the largest overall contributor. Sector weightings also contributed substantially to relative results.
Portfolio Review
Information technology was the largest contributor to relative results, owing to security selection. Shares of Red Hat gained as growing demand for hybrid cloud solutions and a record number of large deals fueled topline growth. Shares traded higher after the announcement that the company would be acquired by IBM.
Below-benchmark exposure to Apple bolstered relative performance, as shares sold off due to softer-than-expected demand for the latest iPhone launch, particularly among consumers in China. The fund’s limited position is due to our concerns over saturation and elongation of replacement cycles for smartphones.
VMware benefited from a better overall on-premise IT spending environment as well as better execution and mix, with broad-based topline growth across several product categories.
Both stock choices and an underweight in industrials and business services had a positive relative impact, due in large part to above-benchmark exposure to Boeing, which benefited from continued expansion of operating margins, driven by favorable delivery volume and mix within commercial aircraft, as well as better-than-expected revenue growth from defense and services.
Health care also contributed on a relative basis, due to both stock selection and a favorable overweight. Accelerated growth in the number of global procedures being performed by da Vinci, the company’s robotic surgical system, helped drive shares of Intuitive Surgical higher. We believe that procedure growth — which we view as the engine of the business model — could get an additional boost as Intuitive rolls out its new and more affordable system, the da Vinci X.
An overweight to consumer discretionary, together with beneficial security selection, also contributed to relative performance.
In contrast, stock selection in financials was a notable detractor, driven in part by shares of Charles Schwab and Morgan Stanley. Within the sector, we focus on capital markets firms that have distinctive company-specific growth opportunities.
An overweight to communication services also weighed on relative performance. Within the sector, we are focused on companies that we believe are benefiting from the shift of
Subadvisor: T. Rowe Price Associates
Taymour Tamaddon, CFA Portfolio Manager BS, Applied Physics, Cornell University; MBA, Finance, Dartmouth

advertising spending to digital and social media channels. We also favor wireless communication services firms that we believe have strong company-specific growth prospects.
Stock choices in consumer staples also detracted from relative results, particularly an overweight position in Philip Morris International, whose shares declined sharply during the period.
Outlook
Although the market sell-off that occurred in the fourth quarter was painful, we were not surprised to see a downturn, given the length of the bull market and the third-quarter rally that pushed some equity valuations to what appeared to us to be overly elevated levels. Entering 2019, our expectations are more muted than they were a year ago, although we do not believe a near-term recession is likely. We believe corporate earnings and economic growth will probably increase at a slower pace than in 2018 but should remain positive. We are concerned about the effects of the U.S./China trade dispute, although a resolution to the standoff could boost markets. Regarding monetary policy, we believe a couple of additional interest rate hikes by the Federal Reserve could be a positive development if labor markets continue to tighten, because we believe higher rates could leave the Fed better positioned to take appropriate action whenever the next recession occurs.
Disclosure
On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary. Drivers of relative performance and comments on portfolio positioning for the 12-month period represent the sectors where the securities were assigned after reclassification.

                Performance Evaluation

Growth Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Growth Fund	3.96	11.72	17.54
Russell 1000 Growth Index	-1.51	10.40	15.29
Sector Diversification*
% of Total Investments as of 12/31/18
Information technology	26.0
Health care	21.0
Consumer discretionary	20.5
Communication services	15.4
Industrials	8.8
Financials	4.1
Utilities	1.1
Consumer staples	1.0
Short-term and other assets	2.1
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/18
Amazon.com, Inc.	8.3
Alphabet, Inc.	7.2
Microsoft Corp.	6.5
Boeing Co.	5.1
Visa Inc.	4.8
Facebook, Inc.	3.8
UnitedHealth Group, Inc.	3.1
Cigna Corp.	2.9
Tencent Holdings Ltd. ADR	2.4
Intuitive Surgical, Inc.	2.3
Total	46.4%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 1000 Growth Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Growth Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund's advisor waived a portion of its management fee during the five- and 10-year periods. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* On September 28, 2018, the telecommunication services sector was expanded and renamed communication services. Some securities previously assigned to information technology or consumer discretionary were reclassified as communication services. Additionally, some securities previously assigned to information technology were reclassified as consumer discretionary.
Performance Evaluation

Small-Company Stock Fund
Performance Evaluation | Prepared by the Fund's Investment Advisor, RE Advisers Corporation
Performance
The fund returned –26.18 percent in 2018, trailing its benchmark index the Russell 2000 Index, which returned –11.01 percent.
The benchmark’s performance leaders in 2018 and other recent years have been concentrated in a narrow group of companies. This trend worked against our traditional value approach to investing, with a focus on fundamentals. Other factors including quantitative easing, which has helped the non-earners and the companies with strained balance sheets outperform, and the trend toward passive investing and programmatic trading have also created headwinds for active money managers with a focus on fundamentals.
Portfolio Review
The industrials sector of the benchmark posted a double-digit decline in 2018. The machinery companies were key detractors, followed by the construction companies. Dycom, a long-term holding, was hurt by delays in permitting the build-out of 5G capabilities. The fund took gains and reduced its exposure to Dycom in 2018. The fund also pared back its overall exposure to this sector with the eliminations of Manitowoc, NCI Building Systems, Orion and Radiant Logistics.
Trucking, which benefited generally from ecommerce growth and the strong economy, also hurt results. In our view, the fund’s trucking portfolio is composed of exceptionally sound companies with solid management teams, attractive balance sheets, and robust compliance and technology frameworks that have rewarded stockholders for decades. But in 2018, even with strong earnings results and favorable forward guidance, these stocks performed poorly. We continue to hold these companies because we believe a secular shift in consumer behavior is underappreciated by industry analysts and the quarterly results will continue to exceed those from previous cycles.
Materials stocks also detracted from results. A confluence of short-term pricing, one of the wettest years on record and subsequent inventory issues hurt Summit. We believe that Summit will benefit over the long haul as America’s highways and bridges are repaired and rebuilt, an initiative both parties in Congress appear to support. Also in the materials sector, we added the specialty chemical company Ingevity at what we consider to be an attractive valuation.
Financials, a sector that had provided strength earlier in the year, succumbed to losses in the fourth quarter. The flatness of the yield curve and fears of a recession in the offing hurt overall performance. Encore, a consumer finance company, made an opportunistic acquisition midyear that was not favorably received by the markets. Within financials, the fund’s insurance holdings did well. Kinsale and National General posted double-digit gains for the year, contributing positively to the fund’s performance.
Investment Advisor: RE Advisers Corporation
Prabha Carpenter, CFA Senior Equity Portfolio Manager BA, Economics, University of Madras; MBA with distinction in Finance and BS in Business Economics, The American University

In information technology, Belden, a long-term holding, detracted from results in large part due to an underperforming division within its Enterprise Solutions business. In our view, had it not been for the distraction of this unit, Belden would have had an otherwise strong performance in 2018. We are encouraged that management has committed to improving the performance or evaluating alternatives for this real-time broadcasting unit.
We added two health care names in 2018. AMN Healthcare Services provides workforce and staffing solutions, and ICU Medical is a medical technologies company with a focus on vascular therapy, oncology and critical care products.
Outlook
The year ended very differently than it began, with stocks tumbling in the fourth quarter on fears of escalating trade tensions and the possibility of a global growth slowdown. But we believe there are reasons for moderate optimism. While the pace of earnings and gross domestic product growth are expected to be somewhat muted relative to recent prior years, these measures are still expected to be positive. The labor market remains strong. Equity valuations are now more reasonable following the fourth quarter selloff, in our view.
We believe that many of the companies represented in the portfolio maintain competitive advantages that will reward shareholders over the long run. The weighted average return on equity for the portfolio is higher than that of the benchmark, an indication of financial strength. We think the fund’s holdings will receive favorable market attention when fundamentals again matter and there is broader sector participation.

                Performance Evaluation

Small-Company Stock Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
Small-Company Stock Fund	-26.18	0.12	12.38
Russell 2000 Index	-11.01	4.41	11.97
Sector Diversification
% of Total Investments as of 12/31/18
Industrials	22.9
Financials	21.9
Information technology	16.0
Consumer discretionary	14.5
Materials	8.2
Health care	7.9
Communication services	0.6
Energy	0.3
Short-term and other assets	7.7
Total	100.0%
Top 10 Equity Holdings
% of Total Investments as of 12/31/18
STERIS PLC	4.2
BJ’s Restaurants, Inc.	4.2
Dycom Industries, Inc.	3.9
Encore Capital Group, Inc.	3.7
Cracker Barrel Old Country Store, Inc.	3.5
ManTech International Corp.	3.5
Werner Enterprises, Inc.	3.5
Core-Mark Holding Company, Inc.	3.5
National General Holdings Corp.	3.4
Descartes Systems Group Inc. (The)	3.4
Total	36.8%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the Russell 2000 Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The Small-Company Stock Fund’s average annual total returns are net of any fee waivers and reimbursements. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
Performance Evaluation

International Equity Fund
Performance Evaluation | Prepared by the Fund's Subadvisor, Harding Loevner LP
Performance
In 2018, the fund outperformed its benchmark, the MSCI EAFE Index. The fund returned –12.74 percent versus the –13.79 percent return for the benchmark.
Portfolio Review
The fund’s better relative return this year was driven by both positive stock selection — especially in financials and information technology (IT) — and positive sector allocation, namely its large holdings in health care and lightweight in consumer discretionary. Within the fund’s financials holdings, Hong Kong-based insurer AIA Group, Brazil’s Itaú Unibanco and Singapore’s DBS Group all outperformed the sector. In IT, Dassault Systèmes led the fund’s good relative returns. While the fund’s overweight to health care was additive, its holdings detracted, led by German life sciences company Bayer. Stock selection in communication services also hurt performance, especially three companies exposed to the Chinese internet and social media industry: 1) Baidu; 2) Weibo, a social media platform; and 3) South Africa’s Naspers, which holds a large stake in Tencent, the Chinese online games and social media giant.
Viewed geographically, poor stock selection in Japan (Fanuc and Sysmex) and in emerging markets (EMs) (Baidu, Weibo, Aspen, and Naspers) only partially offset positive selection across other regions. In Europe outside the eurozone, all five of the fund’s Swiss holdings added to its relative performance. Pacific ex-Japan benefited from financial companies AIA and DBS. France’s Dassault, L’Oréal and industrial gases company Air Liquide were the fund’s top performers within the eurozone.
Outlook
One risk that we have focused on for the past several years is the increasingly high prices commanded by stocks of high-quality growth companies. Over the past two years or so, the fund has reduced or sold a larger-than-usual number of holdings that had reached what we considered to be extremely rich valuations. Those proceeds have been reinvested in other companies whose share prices were less pricey, sometimes due to a sharp decline following a business hiccup that we deemed temporary. Those shifts away from the most highly priced stocks now seem — at least emotionally — too incremental. In hindsight, however, we’re doubtful that the fund would have reinvested the proceeds of additional sales into companies that would have weathered this market decline much better. In our view, it wasn’t cheaper valuations that helped; it was avoiding the stocks of the fastest-growing companies, whatever their valuations.
Moving ahead, we are unwilling to reduce either our emphasis of growth or of quality, and we will continue to invest the fund in companies that we believe exhibit both.
Subadvisor: Harding Loevner LP
Ferrill D. Roll, CFA Co-Lead Portfolio Manager BA, Economics, Stanford University
Alexander T. Walsh, CFA Co-Lead Portfolio Manager BA, North American Studies, McGill University

But we do worry about the bias we manifest in favor of multinational businesses; these companies are repeatedly recognized by our process. We believe that they tend to be more diversified and less cyclical, with higher profit margins and returns on capital; thus, in our view they are able to operate with less leverage while investing around broader growth opportunities. As the trade war worsens, it becomes an attack on the bounty of globalization and the efficiencies of global supply chains that have, in our view, benefited consumers everywhere while bolstering the profits of those companies most adept at exploiting them. If global supply chains are further disrupted, we will be working overtime to identify companies that we believe are less exposed, using the same analytical framework that led the fund in the past to so many beneficiaries of trade — that is, our criteria of competitive advantage, good growth prospects, sound management and financial strength.

                Performance Evaluation

International Equity Fund

Average Annual Total Returns (periods ended 12/31/18)
	1 YR %	5 YR %	10 YR %
International Equity Fund*	-12.74	0.61	5.20
MSCI® EAFE® Index	-13.79	0.53	6.32
Country Diversification
% of Total Investments as of 12/31/18
Japan	17.0
Germany	16.9
Switzerland	11.5
France	10.8
Britain	7.2
Sweden	5.4
Hong Kong	4.1
Singapore	3.4
United States of America	3.4
Israel	3.3
Spain	3.0
Canada	2.2
South Africa	1.3
Taiwan	1.1
Denmark	1.0
Republic of South Korea	1.0
Brazil	1.0
Italy	0.9
China, India, Mexico and Russia	2.2
Short-term and other assets	3.3
Total	100.0%

Top 10 Equity Holdings
% of Total Investments as of 12/31/18
AIA Group Ltd.	4.1
Allianz SE REG	4.0
Nestlé SA ADR	4.0
Royal Dutch Shell PLC	3.5
DBS Group Holdings Ltd.	3.4
Check Point Software Technologies Ltd.	3.3
L’Oréal SA	3.2
Keyence Corp.	2.9
Bayer AG REG	2.9
Air Liquide SA	2.9
Total	34.2%

Performance Comparison
Comparison of the change in value of a $10,000 investment in the fund and the MSCI® EAFE® Index made on December 31, 2008.

The returns quoted in the above table and chart represent past performance, which is no guarantee of future results. Current performance may be higher or lower than that shown above. To obtain the most recent month-end returns, please call 800.258.3030 or visit homesteadfunds.com. Returns and the principal value of your investment will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. The International Equity Fund’s average annual total returns are net of any fee waivers and reimbursements. The fund’s advisor waived a portion of its management fee during the periods shown. Had the advisor not done so, the fund's total returns would have been lower. The expenses used are as of the most recent period-end and may fluctuate over time. Returns include the reinvestment of dividends and capital gains. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.
* Performance information for the International Equity Fund (formerly the International Value Fund) reflects its performance as an actively managed fund subadvised by Mercator Asset Management from December 31, 2008, to September 14, 2015; as a passively managed portfolio directed by SSGA Funds Management Inc. from September 15, 2015, to January 8, 2016; and, after a transition, as an actively managed fund subadvised by Harding Loevner LP from January 15, 2016, to period-end.
Performance Evaluation

Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Homestead Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at July 1, 2018 and held through December 31, 2018.
Actual Expenses
The first line for each Fund in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Individual Retirement Arrangements (IRAs) and Educational Savings Accounts (ESAs) are charged a $15.00 annual custodial fee. The charge is automatically deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. A fee is collected for each IRA or ESA, as distinguished by account type (Traditional IRA, Roth IRA, or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee. But only one fee would be collected for each account type, regardless of the number of Funds held by each account type. These fees are not included in the example below. If included, the costs shown would be higher.
Hypothetical Example for Comparison Purposes
The second line for each Fund in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the custodial account fee. Therefore, the hypothetical information in the example is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if the custodial account fee was included, your costs would have been higher.

                Expense Example

Expense Example (Continued)
Daily Income Fund	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During the Period[a]	Annualized Expense Ratio for the Six Month Period Ended December 31, 2018
Actual Return	$1,000.00	$1,006.70	$3.83	0.76%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.18	$3.86	0.76%

Short-Term Government Securities Fund[b]
Actual Return	$1,000.00	$1,011.60	$3.80	0.75%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.22	$3.82	0.75%

Short-Term Bond Fund
Actual Return	$1,000.00	$1,011.00	$3.94	0.78%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.09	$3.96	0.78%

Stock Index Fund[c]
Actual Return	$1,000.00	$926.60	$2.79	0.57%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,022.11	$2.93	0.57%

Value Fund
Actual Return	$1,000.00	$958.10	$3.00	0.61%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,021.93	$3.10	0.61%

Growth Fund
Actual Return	$1,000.00	$919.40	$4.11	0.85%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.71	$4.33	0.85%

Small-Company Stock Fund
Actual Return	$1,000.00	$755.50	$4.13	0.93%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.30	$4.75	0.93%

International Equity Fund[b]
Actual Return	$1,000.00	$864.40	$4.66	0.99%
Hypothetical Return (5% return before expenses)	$1,000.00	$1,020.00	$5.05	0.99%

a.	The dollar amounts shown as “Expenses Paid During the Period” are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, then divided by 365 (to reflect the half-year period).
b.	Reflects fee waiver and expense limitation agreements in effect during the period.
c.	The Stock Index Fund is a feeder fund that invests substantially all of its assets in a Master Portfolio. The example reflects the expenses of both the feeder fund and the Master Portfolio.
Expense Example

Regulatory and Shareholder Matters

Proxy Voting Policies and Procedures
The policies and procedures used to determine how to vote proxies relating to the Funds’ portfolio securities are available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030. This information is also available on the Securities and Exchange Commission’s website at sec.gov.
Proxy Voting Record
For the most recent twelve-month period ended June 30, information regarding how proxies relating to portfolio securities were voted on behalf of each of the Funds is available, without charge, upon request by calling 800-258-3030. This information is also available online at homesteadfunds.com and on the Securities and Exchange Commission’s website at sec.gov.
Quarterly Disclosure of Portfolio Holdings
The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Form N-Q will be replaced by Form N-PORT beginning in 2019. Portfolio holdings for the second and fourth quarters of each fiscal year are filed as part of the Funds’ semi-annual and annual reports. The Funds’ Form N-Q, (and, when effective and filed, Forms N-PORT) semi-annual and annual reports are available on the Commission’s website at sec.gov. The most recent quarterly portfolio holdings and semi-annual and annual report also can be accessed on the Funds’ website at homesteadfunds.com.
Principal Risks
You may lose money by investing in the Funds. Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.
•    Asset-Backed and Mortgage-Backed Securities Risk The risk that defaults, or perceived increases in the risk of defaults, on the obligations underlying asset-backed and mortgage-backed securities, including mortgage pass-through securities and collateralized mortgage obligations (“CMOs”), significant credit downgrades and illiquidity may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity resulting in the Fund having to reinvest proceeds at a lower interest rate) and extension risk (when rates of repayment of principal are slower than expected, which may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security) than do other types of fixed income securities. Enforcing rights against the underlying assets or collateral may be difficult, and the underlying assets or collateral may be insufficient if the issuer defaults.
•    Commercial Paper Risk Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is generally unsecured, which increases the credit risk associated with this type of investment. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.
•    Concentration Risk To the extent the fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.
•    Corporate Bond Risk Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
•    Currency Risk Foreign currencies may experience steady or sudden devaluation relative to the U.S. dollar or other currencies, adversely affecting the value of the Fund’s investments. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Because the Fund’s net asset value is determined on the basis of U.S. dollars, if the local currency of a foreign market depreciates against the U.S. dollar, you may lose money even if the foreign market prices of the Fund’s holdings rise.
•    Debt Securities Risks
Credit Risk The risk that an issuer or counterparty will fail to pay its obligations to the Fund when they are due. As a result, the Fund’s income might be reduced, the value of the Fund’s investment might fall, and/or the Fund could lose the entire amount of its investment. Changes in the financial condition of an issuer or counterparty, changes in specific economic, social or political conditions that affect a particular type of security or other instrument or an issuer, and changes in economic, social or political conditions generally can increase the risk of default by an issuer or counterparty, which can affect a security’s or other instrument’s credit quality or value and an issuer’s or counterparty’s ability to pay interest and principal when due. The values of securities also may decline for a number of other reasons that relate directly to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

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Extension Risk The risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.
Interest Rate Risk The risk that debt instruments will change in value because of changes in interest rates. The value of an instrument with a longer duration (whether positive or negative) will be more sensitive to changes in interest rates than a similar instrument with a shorter duration. Bonds and other debt instruments typically have a positive duration. The value of a debt instrument with positive duration will generally decline if interest rates increase.
•    Depositary Receipts Risk Depositary receipts in which the Fund may invest are receipts listed on U.S. exchanges that are issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.
•    Derivatives Risk The risk that an investment in derivatives will not perform as anticipated by the Adviser, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund’s margin, or otherwise honor its obligations. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Fund.
•    Emerging and Frontier Market Risk The risk that investing in emerging and frontier markets will be subject to greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country’s dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, thinner trading markets, different clearing and settlement procedures and custodial services, and less developed legal systems than in many more developed countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
•    Equity Securities Risk Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting the issuer, equity securities markets generally, particular industries represented in those markets or the issuer itself.
•    Focused Investment Risk A fund that invests a substantial portion of its assets in a particular market, industry, sector, group of industries or sectors, country, region, group of countries or asset class is subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of such a fund is more susceptible to any single economic, market, political or regulatory or other occurrence affecting, for example, the particular markets, industries, regions, sectors or asset classes in which the fund is invested. This is because, for example, issuers in a particular market, industry, region, sector or asset class may react similarly to specific economic, market, regulatory, political or other developments. The particular markets, industries, regions, sectors or asset classes in which the Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
•    Foreign Risk Foreign securities are subject to political, regulatory, and economic risks not present in domestic investments and may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, legal, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

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•    Growth Style Risk The risk that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
•    Income Risk The Fund’s income may decline due to falling interest rates or other factors. Issuers of securities held by the Fund may call or redeem the securities during periods of falling interest rates, and the Fund would likely be required to reinvest in securities paying lower interest rates. If an obligation held by the Fund is prepaid, the Fund may have to reinvest the prepayment in other obligations paying income at lower rates.
•    Index Fund Risk An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track its underlying index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.
•    Index-Related Risk There is no assurance that the index provider will compile the underlying index accurately, or that the underlying index will be determined, composed or calculated accurately. Gains, losses or costs associated with index provider errors will be borne by the Stock Index Fund and its shareholders.
•    Investments in Other Investment Companies Risk The risk that an investment company or other pooled investment vehicle in which the Fund invests will not achieve its investment objective or execute its investment strategies effectively or that significant purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must pay its pro rata portion of an investment company’s fees and expenses.
•    Investments in Small- and Mid-Size Companies Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies may face greater business risks because they lack the management depth or experience, financial resources, product diversification or competitive strengths of larger companies, and they may be more adversely affected by poor economic conditions. There may be less publicly available information about smaller companies than larger companies. In addition, these companies may have been recently organized and may have little or no track record of success.
•    Issuer Risk The risk that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.
•    Manager Risk The risk that the manager’s decisions, including security selection, will cause the Fund to underperform relative to the Fund’s peers. There can be no assurance that the manager’s investment techniques and decisions will produce the desired results. The Fund’s ability to achieve its investment objective is dependent upon the manager’s ability to identify profitable investment opportunities for the Fund. The past experience of the portfolio manager, including with other strategies and funds, does not guarantee future results for the Fund.
•    Market Capitalization Risk Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
•    Market Risk The risk that markets will perform poorly or that the returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of investments. Securities markets may, in response to governmental actions or intervention, economic or market developments, geopolitical events or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. These risks may be heightened for fixed income securities due to the current low interest rate environment.
•    Master/Feeder Structure Risk The Stock Index Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Stock Index Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Stock Index Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund’s investment program adversely and limit the ability of the master fund to achieve its objective.

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•    Money Market Securities Risk The value of a money market instrument typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Money market funds are not designed to offer capital appreciation. Effective October 14, 2016, amendments to money market fund regulations could affect a money market fund’s operations and possibly negatively affect its return. In addition, certain money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability of investors to redeem shares if such fund’s liquidity falls below required minimums, which may adversely affect the Fund’s returns or liquidity.
•    Municipal Bond Risk Factors unique to the municipal bond market may negatively affect the value of the Fund’s investment in municipal bonds. The Fund may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others. In addition, the municipal bond market, or portions thereof, may experience substantial volatility or become distressed, and individual bonds may go into default, which would lead to heightened risks of investing in municipal bonds generally. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality.
•    Passive Investment Risk Because BlackRock Investment Advisors does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might otherwise seek to avoid.
•    Repurchase Agreements Risk The Fund’s investment return on repurchase agreements will depend on the counterparty’s willingness and ability to perform its obligations under a repurchase agreement. If the Fund’s counterparty should default on its obligations, becomes subject to a bankruptcy or other insolvency proceeding or if the value of the collateral is insufficient, the Fund could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the fund) and/or (ii) lose all or part of the income, proceeds or rights in the securities to which the Fund would otherwise be entitled.
•    Tracking Error Risk Tracking error is the divergence of an index fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Stock Index Fund’s portfolio and those included in the S&P
500 Index, pricing differences, transaction costs, the fund’s holding of cash, differences in timing of the accrual of dividends or interest, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Stock Index Fund incurs fees and expenses, while the S&P 500 Index does not.
•    U.S. Government Securities Risk The risk that the value of U.S. Government securities can decrease due to changes in interest rates or changes to the financial condition or credit rating of the U.S. Government.
•    Value Style Risk The risk that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.
•    Variable and Floating-Rate Securities Risk The value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value to the same extent as other fixed income securities, or at all, if interest rates decline.
Board of Directors' Considerations in Approving the Investment Management and Sub-Advisory Agreements
Homestead Funds, Inc. (“Homestead”) and RE Advisers Corporation (“RE Advisers”) have entered into investment management agreements (the “Investment Management Agreements”), pursuant to which RE Advisers is responsible for the day-to-day management of the following series of Homestead: the Daily Income Fund, the Short-Term Bond Fund, the Short-Term Government Securities Fund, the Small-Company Stock Fund, the Value Fund, the Growth Fund and the International Equity Fund (each series, a “Fund” and, collectively, the “Funds”)*. In addition, RE Advisers has entered into subadvisory agreements (the “Subadvisory Agreements” and, together with the Investment Management Agreements, the “Agreements”) with T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Harding Loevner LP (“Harding Loevner”), on behalf of the Growth Fund and the International Equity Fund, respectively, pursuant to which T. Rowe Price and Harding Loevner are responsible for the day-to-day management of the assets of such Funds. RE Advisers, T. Rowe Price and Harding Loevner

*RE Advisers serves as an administrator to the Stock Index Fund pursuant to an administrative services agreement with that Fund and does not currently serve as the Fund’s investment adviser.

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each is an “Adviser” and are collectively referred to as the “Advisers.”
The Board of Directors (the “Board”) of Homestead held a telephonic meeting on August 14, 2018 (the “August Meeting”), at which they gave preliminary consideration to information bearing on the continuation of the Agreements for the period from September 23, 2018 through September 22, 2019. At its regular quarterly meeting held on September 19-20, 2018 (the “September Meeting”), following the receipt of additional information and discussion at an executive session of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), of the Funds (“Independent Directors”) and independent counsel to the Independent Directors, at which no representative of the Advisers were present, the Board, voting separately, approved the continuation of the Agreements with respect to all Funds for an additional one-year period.
Prior to the August Meeting, the Independent Directors’ requested that the Advisers provide the Board information they deemed reasonably necessary for their consideration of the Agreements. Pursuant to this request, the Advisers provided the Board with, and the Board, including the Independent Directors, considered and discussed, information regarding, among other things, (a) the level of the advisory fees that RE Advisers charges a Fund compared with the fees charged to comparable mutual funds and compared with those of RE Adviser’s non-investment company clients and the level of subadvisory fees that T. Rowe Price and Harding Loevner receive with respect to the Growth Fund and the International Equity Fund, respectively, and compared with the advisory and/or subadvisory fees charged by T. Rowe Price and Harding Loevner to other clients; (b) each Fund’s overall fees and operating expenses compared with similar mutual funds; (c) each Fund’s performance compared with similar mutual funds; (d) the investment management and other services the Advisers provide the Funds, including each Adviser’s compliance program; (e) the Advisers’ investment management personnel; and (f) RE Advisers’ financial condition and profitability in connection with managing the Funds. The Directors also reviewed information provided by Strategic Insight (“Strategic Insight”), an information service provider unaffiliated with the Advisers, comparing each Fund’s advisory fee rate, total expenses, operating expenses and performance to those of other similar open-end funds selected by Strategic Insight.
Following the August Meeting, the Independent Directors requested certain follow-up information from each Adviser. The Advisers provided such follow-up information prior to the September Meeting. At the September Meeting, the Advisers presented certain additional information to the Directors regarding the Funds. The Directors then considered whether any further discussion or review was necessary, concluding that the August Meeting and the information reviewed by the Independent Directors and their independent counsel prior to and at the September Meeting provided a sufficient basis for taking action on the continuation of the Advisory Agreements with respect to each Fund for an additional year.
The Directors also met over the course of the year with investment advisory personnel from RE Advisers and reviewed detailed information, presented both orally and in writing, regarding the investment program, performance and operations of each Fund. Accordingly, the Directors’ determination to approve the continuance of the Agreements was made on the basis of each Director’s business judgment after an evaluation of all of the information provided to the Directors, both at the August and September Meetings and at prior meetings.
In reaching their determinations relating to the continuation of the Agreements, the Directors, including the Independent Directors, considered all factors they believed relevant, including the factors discussed below. Individual Directors may have attributed different weights to the various factors and assigned various degrees of materiality to information received in connection with the approval process. No single factor was determined to be decisive.
In particular, the Board focused on the following:
Nature, Extent and Quality of Services. The Directors considered the nature, extent and quality of the services the Advisers provide to the applicable Funds and the resources the Advisers dedicate to the Funds. In this regard, the Directors evaluated, among other things, each Adviser’s personnel, experience, track record, compliance program and, with respect to RE Advisers, oversight of the Funds’ other service providers, including T. Rowe Price and Harding Loevner in their capacity as subadvisers to the Growth Fund and the International Equity Fund, respectively. The Directors considered information concerning the investment philosophy and investment processes used by the Advisers in managing the Funds. In this context, the Directors also considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the current Agreements. The Directors considered each Adviser’s assessment of its ability to attract and retain capable personnel and succession planning processes with respect to the leadership of the Funds’ portfolio management teams. The Directors considered the quality of the services provided by the Advisers and the quality of the resources available to the Funds. The Directors considered each Adviser’s experience and reputation and the professional qualifications of its personnel.

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On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors concluded that the nature, extent and quality of services provided by the Advisers to the Funds supported the approval of the Agreements for an additional one-year period.
Investment Performance of the Funds. The Directors reviewed reports provided by Strategic Insight that compared each Fund’s performance record (trailing annualized net total returns) for the one-, three-, five-, and ten-years ended December 31, 2017, as applicable, against a group of the Fund’s peer funds with similar total assets and investment objectives selected by Strategic Insight (a “Peer Group”) and the Fund’s relevant benchmark index for the same time periods.
With respect to each Fund, the Directors concluded that the Fund’s performance (including absolute performance and, where applicable, outperformance of peers and relevant benchmarks over long-term periods) and/or other relevant factors supported continuation of the Agreements. In the case of each Fund that had performance that lagged that of a relevant peer group or benchmark for certain (although not necessarily all) periods, the Directors concluded that other factors relevant to performance supported continuation of the advisory arrangements. These factors included, among other factors, that the Fund’s more recent or long-term performance, as applicable, was competitive when compared to relevant performance benchmarks or peer groups. The Directors noted that, in addition to meeting with members of each Fund’s portfolio management team during the prior year to discuss Fund performance and related matters, they had held additional meetings with members of senior management regarding the Small Company Stock Fund and discussed in additional detail succession planning with respect to the Fund, steps intended to help improve the Fund’s performance and asset growth. The Directors noted that management had provided thorough and thoughtful analysis regarding its continued confidence in the Fund’s investment team.
Among other information, the Directors took into account the following information regarding particular Fund performance.
Daily Income Fund
With respect to the Daily Income Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.18% for the one-year period ending December 31, 2017, 0.07% for the three-year period ending December 31, 2017, 0.04% for the five-year period ending December 31, 2017, and 0.27% for the ten-year period ending December 31, 2017, compared to the return of its benchmark index, the Lipper Money Market Index, which had returns of 0.65%, 0.26%, 0.16%, and 0.35% for the same periods.
The Board noted that, while the Fund generally underperformed other money market funds selected by Strategic Insight over the one-, three-, and five-year periods, the Fund’s performance was generally in line with the performance of such other funds over the ten-year period.
Short-Term Government Securities Fund
With respect to the Short-Term Government Securities Fund, the Directors noted that the Fund’s trailing annualized net total return was 0.87% for the one-year period ending December 31, 2017, 0.59% for the three-year period ending December 31, 2017, 0.44% for the five-year period ending December 31, 2017 and 1.62% for the ten-year period ending December 31, 2017, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year U.S. Treasury Index, which had returns of 0.65%, 0.90%, 0.75%, and 2.03% for the same periods.
The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 19 out of 103 members of the Fund’s Peer Group for the one-year period ending December 31, 2017, 36 out of 100 members of the Fund’s Peer Group for the three-year period ending December 31, 2017, 37 out of 91 members of the Fund’s Peer Group for the five-year period ending December 31, 2017, and 35 out of 69 members of the Fund’s Peer Group for the ten-year period ending December 31, 2017.
Short-Term Bond Fund
With respect to the Short-Term Bond Fund, the Directors noted that the Fund’s trailing annualized net total return was 1.65% for the one-year period ending December 31, 2017, 1.27% for the three-year period ending December 31, 2017, 1.40% for the five-year period ending December 31, 2017 and 3.09% for the ten-year period ending December 31, 2017, compared to the return of its benchmark index, the BofA Merrill Lynch 1-5 Year Corp./Gov. Index, which returned 1.28%, 1.31%, 1.15%, and 2.49% for the same periods.
The Board considered the peer group data provided by Strategic Insight, noting that the Fund ranked 215 out of 513 members of the Fund’s Peer Group for the one-year period ending December 31, 2017, 224 out of 462 members of the Fund’s Peer Group for the three-year period ending December 31, 2017, 98 out of 399 members of the Fund’s Peer Group for the five-year period ending December 31, 2017, and 36 out of 257 members of the Fund’s Peer Group for the ten-year period ending December 31, 2017.
Value Fund
With respect to the Value Fund, the Directors noted that the Fund’s trailing annualized net total return was 22.17% for the one-year period ending December 31, 2017, 10.63% for the three-year period ending December 31, 2017, 15.87% for the five-year period ending December 31, 2017, and 8.18% for the ten-year period ending December 31, 2017, compared to

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the return of its benchmark index, the Standard & Poor’s 500 Value Index, which had returns of 15.36%, 9.47%, 14.24%, and 6.80% for the same periods.
The Directors noted that the Fund ranked 18 out of 1260 members of the Fund’s Peer Group for the one-year period ending December 31, 2017, 102 out of 1090 members of the Fund’s Peer Group for the three-year period ending December 31, 2017, 26 out of 965 members of the Fund’s Peer Group for the five-year period ending December 31, 2017, and 90 out of 695 members of the Fund’s Peer Group for the ten-year period ending December 31, 2017.
Growth Fund
With respect to the Growth Fund, the Directors noted that that the Fund’s trailing annualized net total return was 37.68% for the one-year period ending December 31, 2017, 15.60% for the three-year period ending December 31, 2017, 19.15% for the five-year period ending December 31, 2017, and 11.08% for the ten-year period ending December 31, 2017, compared to the return of its benchmark index, the Russell 1000 Growth Index, which had returns of 30.21%, 13.79%, 17.33%, and 10.00% for the same periods.
The Directors noted that the Fund ranked 47 out of 1363 members of the Fund’s Peer Group for the one-year period ending December 31, 2017, 23 out of 1216 members of the Fund’s Peer Group for the three-year period ending December 31, 2017, 30 out of 1109 members of the Fund’s Peer Group for the five-year period ending December 31, 2017, and 30 out of 787 members of the Fund’s Peer Group for the ten-year period ending December 31, 2017.
The Directors noted that T. Rowe Price became the Fund’s subadviser on December 5, 2008, and that, before that date, the Fund had a different investment strategy in which it tried to match the performance of the Nasdaq-100 Index. Accordingly, the Directors gave greater weight to the Fund’s performance during the period in which it has been sub-advised by T. Rowe Price.
Small-Company Stock Fund
With respect to the Small-Company Stock Fund, the Directors noted that the Fund’s trailing annualized net total return was 11.99% for the one-year period ending December 31, 2017, 8.07% for the three-year period ending December 31, 2017, 13.23% for the five-year period ending December 31, 2017, and 11.07% for the ten-year period ending December 31, 2017, compared to the return of its benchmark index, the Russell 2000 Index, which had returns of 14.65%, 9.96%, 14.12% and 8.71% for the same periods.
The Directors noted that the Fund ranked 458 out of 802 members of the Fund’s Peer Group for the one-year period ending December 31, 2017, 429 out of 652 members of the Fund’s Peer Group for the three-year period ending December 31, 2017, 284 out of 558 members of the Fund’s
Peer Group for the five-year period ending December 31, 2017, and 12 out of 400 members of the Fund’s Peer Group for the ten-year period ending December 31, 2017.
International Equity Fund
With respect to the International Equity Fund, the Directors noted that the Fund’s trailing annualized net total return was 28.12% for the one-year period ending December 31, 2017, 9.04% for the three-year period ending December 31, 2017, 7.83% for the five-year period ending December 31, 2017, and 2.08% for the ten-year period ending December 31, 2017, compared to the return of its benchmark index, the MSCI EAFE Index, which had returns of 25.03%, 7.80%, 7.90% and 1.94% for the same periods.
The Directors noted that the Fund ranked 137 out of 756 members of the Fund’s Peer Group for the one-year period ending December 31, 2017, 90 out of 597 members of the Fund’s Peer Group for the three-year period ending December 31, 2017, 150 out of 535 members of the Fund’s Peer Group for the five-year period ending December 31, 2017, and 117 out of 347 members of the Fund’s Peer Group for the ten-year period ending December 31, 2017.
The Directors noted that Harding Loevner became the Fund’s subadviser on January 15, 2016, and that prior thereto, the Fund was named the International Value Fund and had been managed by different subadvisers at different periods. Accordingly, the Directors gave greater weight to the Fund’s performance during the period in which it has been sub-advised by Harding Loevner.
Comparative Fees and Expense Ratios. The Directors considered the net total expense ratio, net and contractual management fee ratios, net operating expense ratio and other expense information for each Fund provided by Strategic Insight as compared against the Fund’s peer group identified by Strategic Insight (“Expense Group”). The Directors noted that the Funds are not currently subject to Rule 12b-1 fees and that the expense information provided by Strategic Insight included comparisons of the Funds’ net total expense ratios with those of their Expense Group peers both inclusive and exclusive of 12b-1 fees.
The Directors concluded that the fees payable by the Funds to RE Advisers are reasonable in relation to the nature and quality of the services provided. In reaching this conclusion, the Directors compared the fees payable by the Funds to the fees paid by other mutual funds that are in the same Expense Group. The Directors also considered the fees RE Advisers receives from, and the scope of services it provides to, other RE Advisers clients, including its separate account and unified managed account clients, noting the significantly broader scope of services that RE Advisers provides to the Funds as compared to the other types of clients. In reaching their conclusion, the Directors also took into account the costs and risks assumed by RE Advisers in connection with

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launching and maintaining publicly-offered mutual funds, and how those costs and risks differ from those associated with other components of RE Advisers’ business.
Among other information, the Directors took into account the following information regarding particular Fund expense information.
Daily Income Fund
The Directors noted that the Fund’s net management fee ratio was 0.444% and the net total expense ratio was 0.658%. The net management fee ranked 9 out of 10 and the net total expense ratio ranked 10 out of 10 of the money market funds selected by Strategic Insight. The Directors considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Daily Income Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.80% of the Fund’s average daily net assets until at least May 1, 2019. The Directors also considered the effect of peer funds’ fee waivers on those funds’ fee levels as compared to the Fund’s.
Short-Term Government Securities Fund
The Directors noted that the Fund’s net management fee ratio was 0.389% and the net total expense ratio was 0.750%. The Fund’s net management fee ranked 5 out of 10 and the Fund’s net total expense ratio ranked 9 out of 10 of the short term government funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Government Securities Fund’s total annual operating expenses from exceeding 0.75% of the Fund’s average daily net assets until at least May 1, 2019.
Short-Term Bond Fund
The Directors noted that the Fund’s net management fee was 0.600% and the net total expense ratio was 0.760%. The net management fee ranked 16 out of 16 of the short-term bond funds selected by Strategic Insight and the net total expense ratio ranked 15 out of 16. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Short-Term Bond Fund’s total annual operating expenses from exceeding 0.80% of the Fund’s average daily net assets until at least May 1, 2019.
Value Fund
The Directors noted that the Fund’s net management fee was 0.471% and the net total expense ratio was 0.600%. The net management fee and the net total expense ratio each ranked 1 out of 16 of the value funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Value Fund’s total annual operating expenses from exceeding 1.25% of the Fund’s average daily net assets until at least May 1, 2019.
Growth Fund
The Directors noted that the Fund’s net management fee was 0.652% and the net total expense ratio was 0.930%. The net management fee ranked 10 out of 19 and the net total expense ratio ranked 11 out of 19 of the growth funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses (subject to certain excluded expenses) to the extent necessary to keep the Growth Fund’s total annual operating expenses from exceeding 0.95% of the Fund’s average daily net assets until at least May 1, 2019.
The Directors considered the fees paid to T. Rowe Price under the current Subadvisory Agreement. This information included comparison of the Growth Fund’s subadvisory fee to that charged by T. Rowe Price to other accounts with a similar investment objective to the Fund, as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by T. Rowe Price. The Directors noted RE Advisers’ and T. Rowe Price’s representations about the services each provide to the Growth Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to T. Rowe Price is reasonable in relation to the nature and quality of the services provided.
Small-Company Stock Fund
The Directors noted that the Fund’s net management fee was 0.762% and the net total expense ratio was 0.880%. The net management fee ranked 8 out of 19 and the net total expense ratio ranked 3 out of 19 of the small company funds selected by Strategic Insight. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the Small-Company Stock Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 1.50% of the Fund’s average daily net assets until at least May 1, 2019.
International Equity Fund
The Directors noted that the Fund’s net management fee was 0.487% and the net total expense ratio was 0.990%. The net management fee ranked 5 out of 17 out of the foreign large funds selected by Strategic Insight and the net total expense ratio ranked 8 out of 17. The Directors also considered RE Advisers’ agreement to contractually limit fees and reimburse expenses to the extent necessary to keep the International Equity Fund’s total annual operating expenses (subject to certain excluded expenses) from exceeding 0.99% of the Fund’s average daily net assets until at least May 1, 2019.

Regulatory and Shareholder Matters

Regulatory and Shareholder Matters (Continued)
The Directors considered the fees paid to Harding Loevner under the current Subadvisory Agreement. This information included comparison of the Fund’s subadvisory fee to that charged by Harding Loevner to other accounts with a similar investment objective to the Fund as well as the current management fee paid to RE Advisers under the existing Investment Management Agreement. The Directors also took into account the anticipated demands, complexity and quality of the investment management of the Fund. The Directors noted that RE Advisers, and not the Fund, is responsible for paying the fees charged by Harding Loevner. The Directors noted RE Advisers’ and Harding Loevner’s representations regarding the services each provides to the International Equity Fund. Based on these and other considerations, the Directors concluded that the subadvisory fee payable by RE Advisers to Harding Loevner is reasonable in relation to the nature and quality of the services provided.
After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding the Agreements, that the fees to be charged to the Funds were fair and reasonable, and that the anticipated costs of these services generally supported the approval of the Agreements.
Cost of Services and Profits Realized by the Advisers. The Directors considered the cost of the services provided by RE Advisers. The Directors reviewed the information provided by RE Advisers concerning its profitability from the fees received from and the services provided to the Funds and the financial condition of RE Advisers for various past periods. The Directors considered the profit margin information for RE Advisers’ investment company business as a whole, as well as RE Advisers’ profitability data for the Funds. The Directors reviewed RE Advisers’ assumptions and methods of cost allocation used in preparing Fund-specific profitability data. The Directors also considered the basis for RE Advisers’ belief that its methods of allocation were reasonable.
The Directors considered their discussion with representatives of RE Advisers about the fees being charged to the Funds and considered the other administrative, compliance and shareholder services provided by RE Advisers to the Funds. The Directors noted and discussed the additional services provided by RE Advisers to the Funds compared to other investment products managed by RE Advisers, and noted that, in the cases of the Growth Fund and the International Equity Fund, RE Advisers, and not the Fund, would pay the subadvisory fees to the subadvisers. The Directors determined that RE Advisers should be entitled to earn a reasonable level of profits for the services it provides to the Funds. In light of the foregoing, the Directors, including the Independent Directors, determined that the management fees were reasonable in relation to the wide array services provided to the Funds.
The Directors considered the compensation to be received by Harding Loevner and T. Rowe Price from their relationship with the International Equity Fund and Growth Fund, respectively, and considered the information on profitability provided by T. Rowe Price. The Directors noted that RE Advisers would continue to pay each subadviser from the management fees received from the Funds.
Economies of Scale. The Directors considered the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale for the benefit of each Fund’s shareholders. The Directors noted that the Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund include breakpoints in their fee schedules, though some Fund assets have not yet reached the necessary levels to qualify for a lower fee rate. The Board was satisfied that the current fee structure was appropriate at this time.
Fall-Out Benefits. Additionally, the Directors considered so-called “fall-out benefits” to the Advisers, such as research, statistical and quotation services the Advisers may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.
CONCLUSION
On the basis of these considerations as well as others and in the exercise of their business judgment, the Directors, including the Independent Directors, voted unanimously to approve the continuation of the Agreements for an additional one-year period.

                Regulatory and Shareholder Matters

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Homestead Funds, Inc. and Shareholders of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Equity Fund (constituting Homestead Funds, Inc., hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Baltimore, Maryland
Februrary 25, 2019
We have served as the auditor of one or more investment companies in Homestead Funds, Inc. since 2001.
Report of Independent Registered Public Accounting Firm

Portfolio of Investments
Daily Income Fund  |  December 31, 2018

U.S. Government & Agency Obligations | 94.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Federal Agricultural Mortgage Corp.	2.23%	01/04/19	$2,711,000	$2,710,498
Federal Farm Credit Bank	2.04	01/02/19	300,000	299,983
Federal Farm Credit Bank	2.23	01/16/19	3,000,000	2,997,220
Federal Farm Credit Bank	2.26	01/16/19	500,000	499,537
Federal Farm Credit Bank	2.51	05/07/19	600,000	594,792
Federal Home Loan Bank	2.16	01/04/19	2,000,000	1,999,642
Federal Home Loan Bank	2.26	01/11/19	5,500,000	5,496,562
Federal Home Loan Bank	2.30	01/22/19	2,000,000	1,997,334
Federal Home Loan Bank	2.28	01/23/19	3,500,000	3,495,145
Federal Home Loan Bank	2.28	01/24/19	3,500,000	3,494,924
Federal Home Loan Bank	2.29	01/29/19	5,000,000	4,991,133
Federal Home Loan Bank	2.31	01/30/19	3,500,000	3,493,481
Federal Home Loan Bank	2.32	02/05/19	5,000,000	4,988,771
Federal Home Loan Bank	2.34	02/06/19	4,000,000	3,990,640
Federal Home Loan Bank	2.35	02/08/19	6,500,000	6,483,945
Federal Home Loan Bank	2.37	02/13/19	3,500,000	3,490,134
Federal Home Loan Bank	2.36	02/22/19	2,000,000	1,993,226
Federal Home Loan Bank	2.41	03/08/19	4,000,000	3,982,400
Federal Home Loan Bank	2.30	03/11/19	1,000,000	995,630
Federal Home Loan Bank	2.40	03/18/19	5,000,000	4,974,772
Federal Home Loan Bank	2.44	03/27/19	225,000	223,714
Federal Home Loan Bank	2.44	04/29/19	1,500,000	1,488,102
Federal Home Loan Bank	2.53	06/21/19	1,000,000	988,125
Federal Home Loan Mortgage Corp.	2.27	01/18/19	3,500,000	3,496,273
Federal Home Loan Mortgage Corp.	2.36	02/20/19	2,000,000	1,993,472
Federal Home Loan Mortgage Corp.	2.39	03/04/19	5,000,000	4,979,531
Federal Home Loan Mortgage Corp.	2.38	03/11/19	4,000,000	3,981,830
Federal National Mortgage Assoc.	2.21	01/02/19	3,500,000	3,499,787
Federal National Mortgage Assoc.	2.24	01/09/19	5,000,000	4,997,522
Federal National Mortgage Assoc.	2.38	02/20/19	2,000,000	1,993,431
Federal National Mortgage Assoc.	2.37	02/27/19	3,750,000	3,735,987
Federal National Mortgage Assoc.	2.40	03/13/19	2,500,000	2,488,216
U.S. Treasury Bill	2.21	01/03/19	5,000,000	4,999,399
U.S. Treasury Bill	2.22	01/10/19	3,000,000	2,998,372
U.S. Treasury Bill	2.20	01/17/19	3,500,000	3,496,571
U.S. Treasury Bill	2.30	01/24/19	3,500,000	3,494,949
U.S. Treasury Bill	2.28	02/07/19	3,000,000	2,992,978
U.S. Treasury Bill	2.32	02/14/19	3,500,000	3,490,073
U.S. Treasury Bill	2.31	02/21/19	3,500,000	3,488,546
U.S. Treasury Bill	2.31	02/28/19	2,000,000	1,992,557
U.S. Treasury Bill	2.36	03/07/19	3,500,000	3,485,067
U.S. Treasury Bill	2.37	03/14/19	3,750,000	3,732,259
U.S. Treasury Bill	2.35	03/21/19	5,000,000	4,974,219
U.S. Treasury Note	1.30	01/15/19	3,000,000	2,998,750
U.S. Treasury Note	1.25	01/31/19	5,500,000	5,495,026
U.S. Treasury Note	0.75	02/15/19	5,000,000	4,990,057
U.S. Treasury Note	1.00	03/15/19	5,500,000	5,484,851
Total U.S. Government & Agency Obligations
(Cost $154,949,433)				154,949,433

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Daily Income Fund  |  December 31, 2018  |  (Continued)
Money Market Fund | 5.6% of portfolio
	Interest Rate /Yield	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.27%(a)	9,222,655	$9,222,655
Total Money Market Fund
(Cost $9,222,655)			9,222,655
Total Investments in Securities
(Cost $164,172,088) | 100.0%			$164,172,088
(a)	7-day yield at December 31, 2018.
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Short-Term Government Securities Fund  |  December 31, 2018

U.S. Government & Agency Obligations | 58.1% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
AID-Tunisia	1.42%	08/05/21	$1,000,000	$966,700
AID-Ukraine	1.47	09/29/21	2,000,000	1,933,142
Government Trust Certificate (Israel Trust)	0.00(a)	04/01/21	639,000	602,888
National Archives Facility Trust	8.50	09/01/19	6,768	6,924
Overseas Private Investment Corp.	1.30	06/15/19	71,429	71,014
Overseas Private Investment Corp.	2.26(b)	02/11/20	2,000,000	2,037,600
Overseas Private Investment Corp.	2.98(b)	11/11/20	1,000,000	1,004,560
Overseas Private Investment Corp.	3.37	05/15/21	172,593	173,460
Overseas Private Investment Corp.	2.07	05/15/21	179,860	178,583
Overseas Private Investment Corp.	2.52	09/15/22	1,063,636	1,054,532
Overseas Private Investment Corp.	2.51	05/15/25	1,757,408	1,731,584
Overseas Private Investment Corp.	2.43(c)	06/15/25	2,000,000	2,000,000
Private Export Funding Corp.	1.45	08/15/19	974,000	966,003
Private Export Funding Corp. (d)	3.27	11/08/21	1,000,000	1,012,782
U.S. Department of Housing & Urban Development	5.45	08/01/19	1,316,000	1,319,112
U.S. Department of Housing & Urban Development	1.88	08/01/19	2,000,000	1,989,682
U.S. Department of Housing & Urban Development	6.07	08/01/21	40,000	40,134
U.S. Department of Housing & Urban Development	6.12	08/01/22	29,000	29,107
U.S. Department of Housing & Urban Development	5.77	08/01/26	172,000	172,536
U.S. Treasury Note	0.75	02/15/19	2,000,000	1,996,121
U.S. Treasury Note	1.63	04/30/19	2,000,000	1,994,375
U.S. Treasury Note	1.50	05/31/19	6,000,000	5,975,625
U.S. Treasury Note	1.00	06/30/19	2,000,000	1,985,000
U.S. Treasury Note	1.63	07/31/19	1,000,000	994,648
U.S. Treasury Note	1.00	08/31/19	1,000,000	989,375
U.S. Treasury Note	1.75	09/30/19	2,000,000	1,987,031
U.S. Treasury Note	1.00	11/30/19	2,000,000	1,970,547
U.S. Treasury Note	1.88	12/31/19	1,000,000	992,734
U.S. Treasury Note	1.25	01/31/20	1,440,000	1,419,172
U.S. Treasury Note	1.13	03/31/20	1,000,000	982,583
U.S. Treasury Note	1.13	04/30/20	1,000,000	981,124
U.S. Treasury Note	2.50	06/30/20	500,000	499,569
U.S. Treasury Note	2.63	08/31/20	500,000	500,604
U.S. Treasury Note	1.38	09/15/20	500,000	490,483
U.S. Treasury Note	1.63	10/15/20	500,000	492,132
U.S. Treasury Note	1.75	11/15/20	500,000	492,921
U.S. Treasury Note	1.88	12/15/20	500,000	493,944
U.S. Treasury Note	2.00	01/15/21	500,000	494,858
U.S. Treasury Note	2.25	02/15/21	500,000	497,186
U.S. Treasury Note	2.38	04/15/21	1,000,000	997,321
Total U.S. Government & Agency Obligations
(Cost $44,710,969)				44,517,696

Corporate Bonds Guaranteed by Export-Import Bank of the United States | 21.3% of portfolio

Consumer Discretionary | 0.2%
Ethiopian Leasing (2012) LLC	2.68	07/30/25	121,580	121,119
Total Consumer Discretionary				121,119
Energy | 7.9%
Petroleos Mexicanos	2.00	12/20/22	400,000	392,980
Petroleos Mexicanos	1.95	12/20/22	1,002,400	983,714
Petroleos Mexicanos	2.38	04/15/25	793,650	783,468
Petroleos Mexicanos	2.46	12/15/25	700,000	692,683
Reliance Industries Ltd.	2.06	01/15/26	118,500	115,337

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2018  |
(Continued)
Corporate Bonds Guaranteed by Export-Import Bank of the United States | 21.3% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | 7.9% (Continued)
Reliance Industries Ltd.	1.87%	01/15/26	$1,578,947	$1,528,422
Reliance Industries Ltd.	2.44	01/15/26	1,578,947	1,562,021
Total Energy				6,058,625
Financials | 13.0%
Altitude Investments 17 LLC	2.68	11/08/25	614,481	603,518
Export Leasing 2009 LLC	1.86	08/28/21	207,718	205,194
Lulwa Ltd.	1.83	03/26/25	548,549	532,165
Mexican Aircraft Finance IV	2.54	07/13/25	300,222	297,746
Mexican Aircraft Finance V	2.33	01/14/27	371,250	364,729
MSN 41079 and 41084 Ltd.	1.63	12/14/24	1,044,886	1,009,360
Penta Aircraft Leasing 2013 LLC	1.69	04/29/25	1,119,083	1,081,168
Safina Ltd.	1.55	01/15/22	699,271	686,599
Safina Ltd.	2.00	12/30/23	1,391,338	1,364,580
Salmon River Export LLC	2.19	09/15/26	167,428	163,541
Sandalwood 2013 LLC	2.82	02/12/26	417,045	417,822
Santa Rosa Leasing LLC	1.69	08/15/24	49,823	48,387
Santa Rosa Leasing LLC	1.47	11/03/24	524,124	504,523
Tagua Leasing LLC	1.90	07/12/24	1,180,087	1,152,414
Tagua Leasing LLC	1.73	09/18/24	506,819	491,718
Union 11 Leasing LLC	2.41	01/23/24	472,434	468,215
Union 16 Leasing LLC	1.86	01/22/25	546,919	532,040
VCK Lease SA	2.59	07/24/26	85,140	84,522
Total Financials				10,008,241
Industrials | 0.2%
Sayarra Ltd.	2.77	10/29/21	163,101	163,054
Total Industrials				163,054
Total Corporate Bonds Guaranteed by Export-Import Bank of the United States
(Cost $16,660,900)				16,351,039

Corporate Bonds–Other | 8.4% of portfolio

Communication Services | 0.4%
Comcast Corp.	3.30	10/01/20	150,000	150,546
Comcast Corp.	2.85(c)	10/01/21	150,000	148,577
Total Communication Services				299,123
Financials | 4.2%
Athene Global Funding (d)	3.61(c)	04/20/20	300,000	301,730
Bank of Amercia Corp.	3.05(c)	10/01/21	250,000	248,163
Capital One Financial Co.	3.38(c)	05/12/20	250,000	250,000
Citibank NA	3.28(c)	06/12/20	250,000	249,316
Citigroup Inc.	3.45(c)	04/25/22	150,000	148,026
Fifth Third Bank	2.30	03/15/19	250,000	249,687
Goldman Sach Group, Inc.	3.20	06/05/20	150,000	149,706
Jackson National Life Global Funding (d)	2.20	01/30/20	175,000	173,333
JP Morgan Chase Bank NA	3.09(c)	04/26/21	250,000	248,955
MetLife Global Funding I (d)	1.75	09/19/19	500,000	495,140
Morgan Stanley & Co. LLC	3.17(c)	02/10/21	250,000	247,207
Protective Life Global Funding (d)	1.56	09/13/19	250,000	247,074
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2018  |
(Continued)
Corporate Bonds–Other | 8.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Financials | 4.2% (Continued)
Wells Fargo Bank NA	2.40%	01/15/20	$250,000	$247,846
Total Financials				3,256,183
Health Care | 0.9%
CVS Health Corp.	3.40(c)	03/09/20	150,000	149,728
CVS Health Corp.	3.49(c)	03/09/21	150,000	148,791
Halfmoon Parent, Inc. (d)	3.14(c)	03/17/20	100,000	99,358
Halfmoon Parent, Inc. (d)	3.20	09/17/20	100,000	99,571
Halfmoon Parent, Inc. (d)	3.40	09/17/21	100,000	99,768
Halfmoon Parent, Inc. (d)	3.44(c)	09/17/21	100,000	98,588
Total Health Care				695,804
Utilities | 2.9%
DTE Gas Co.	5.00	10/01/19	250,000	253,673
Duke Energy Florida Project Finance, LLC	1.20	03/01/20	211,777	209,456
Duke Energy Florida, LLC	2.10	12/15/19	250,000	247,980
Oncor Electric Delivery Co. LLC	2.15	06/01/19	300,000	299,107
Sempra Energy, Inc.	2.94(c)	01/15/21	300,000	294,962
Southwest Gas Corp.	4.45	12/01/20	125,000	126,918
Spire Inc.	2.55	08/15/19	110,000	109,286
Union Electric Co.	5.10	10/01/19	250,000	253,425
WEC Energy Group Inc.	3.38	06/15/21	150,000	149,900
WGL Holdings Inc.	3.11(c)	11/29/19	250,000	249,924
Total Utilities				2,194,631
Total Corporate Bonds–Other
(Cost $6,476,205)				6,445,741

Asset-Backed Securities | 3.4% of portfolio

Ally Master Owner Trust 17-3	2.74(c)	06/15/22	250,000	250,537
American Credit Acceptance Receivables Trust 18-1 (d)	2.72	03/10/21	82,048	81,974
Avant Loans Funding Trust 18-A (d)	3.09	06/15/21	74,430	74,294
Exeter Automobile Receivables Trust 17-2 (d)	2.11	06/15/21	37,929	37,863
Exeter Automobile Receivables Trust 18-3 (d)	2.90	01/18/22	138,774	138,589
Exeter Automobile Receivables Trust 18-4 (d)	3.05	12/15/21	435,075	434,256
Flagship Credit Auto Trust 17-1 (d)	1.93	12/15/21	32,388	32,314
Foursight Capital Automobile Receivables Trust 17-1 (d)	2.37	04/15/22	47,165	46,892
Foursight Capital Automobile Receivables Trust 18-2 (d)	3.32	04/15/22	200,000	200,253
Freedom Financial 18-2 (d)	3.99	10/20/25	228,490	228,735
GLS Auto Receivables Trust 17-1 (d)	2.67	04/15/21	75,625	75,451
GLS Auto Receivables Trust 18-3 (d)	3.35	08/15/22	138,189	138,243
Prosper Marketplace Issuance Trust 17-2 (d)	2.41	09/15/23	6,395	6,391
Prosper Marketplace Issuance Trust 18-2 (d)	3.35	10/15/24	211,040	210,638
Small Business Administration 02-20K	5.08	11/01/22	2,839	2,900
Small Business Administration 04-20B	4.72	02/01/24	9,334	9,580
Small Business Administration 04-20C	4.34	03/01/24	17,577	17,935
Small Business Administration 16-10E	1.80	09/01/26	299,073	291,835
Small Business Administration 16-10F	2.17	11/01/26	153,048	150,315
Small Business Administration 99-20D	6.15	04/01/19	393	393
Small Business Administration Pool # 100075	3.50	05/25/19	689	688
Small Business Administration Pool # 503278	2.88(c)	02/25/21	5,908	5,903
Small Business Administration Pool # 503463	3.13(c)	09/25/21	156	154

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2018  |
(Continued)
Asset-Backed Securities | 3.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
United Auto Credit Securitization Trust 18-2 (d)	2.89%	03/10/21	$169,966	$169,747
Total Asset-Backed Securities
(Cost $2,615,864)				2,605,880

Mortgage-Backed Securities | 2.2% of portfolio

FDIC Structured Sale Guaranteed Notes 2010-S3 (d)	2.74	12/03/20	94,452	93,094
GNMA #2602	6.00	06/20/28	13,167	14,191
GNMA #616274	5.00	02/15/19	21	21
GNMA #8004	3.75(c)	07/20/22	6,060	6,155
GNMA #80053	3.38(c)	03/20/27	1,185	1,218
GNMA #80058	3.63(c)	04/20/27	967	984
GNMA #8006	3.75(c)	07/20/22	4,784	4,860
GNMA #80185	3.63(c)	04/20/28	11,034	11,350
GNMA #80264	3.38(c)	03/20/29	7,577	7,601
GNMA #80283	3.63(c)	05/20/29	7,997	8,239
GNMA #80300	3.75(c)	07/20/29	7,016	7,253
GNMA #80309	3.75(c)	08/20/29	3,580	3,701
GNMA #80363	3.38(c)	01/20/30	22,551	23,279
GNMA #8038	3.75(c)	08/20/22	3,115	3,165
GNMA #8040	3.75(c)	08/20/22	7,719	7,875
GNMA #80426	3.75(c)	07/20/30	791	817
GNMA #80452	3.75(c)	09/20/30	6,937	7,119
GNMA #80475	3.13(c)	12/20/30	6,426	6,476
GNMA #80577	3.38(c)	02/20/32	1,106	1,145
GNMA #80684	3.63(c)	04/20/33	2,437	2,440
GNMA #8076	3.13(c)	11/20/22	3,390	3,419
GNMA #81129	3.63(c)	10/20/34	70,687	71,964
GNMA #8157	3.38(c)	03/20/23	5,294	5,375
GNMA #8191	3.63(c)	05/20/23	9,293	9,439
GNMA #8259	3.75(c)	08/20/23	2,726	2,781
GNMA #8384	3.38(c)	03/20/24	1,314	1,325
GNMA #8423	3.63(c)	05/20/24	2,066	2,105
GNMA #8459	3.75(c)	07/20/24	3,349	3,427
GNMA #8518	3.13(c)	10/20/24	3,878	3,929
GNMA #8532	3.13(c)	10/20/24	4,347	4,454
GNMA #8591	3.38(c)	02/20/25	7,461	7,495
GNMA #8638	3.63(c)	06/20/25	4,171	4,216
GNMA #8648	3.75(c)	07/20/25	11,676	11,681
GNMA #8663	3.75(c)	07/20/25	6,184	6,347
GNMA #8680	4.00(c)	08/20/20	714	708
GNMA #8687	3.75(c)	08/20/25	2,012	2,045
GNMA #8702	3.13(c)	10/20/20	937	941
GNMA #8747	3.13(c)	11/20/25	3,934	4,015
GNMA #8807	3.75(c)	07/20/21	1,699	1,712
GNMA #8836	3.75(c)	09/20/21	2,747	2,787
GNMA #8847	3.63(c)	04/20/26	4,979	5,102
GNMA #8869	3.13(c)	11/20/21	7,719	7,780
GNMA #8873	3.13(c)	11/20/21	2,967	2,961
GNMA #8877	3.63(c)	05/20/26	1,081	1,095
GNMA #8883	3.13(c)	12/20/21	2,565	2,593
GNMA #8915	3.38(c)	02/20/22	2,588	2,611
GNMA #8934	3.38(c)	03/20/22	4,306	4,318
GNMA #8978	3.63(c)	05/20/22	11,604	11,847
GNMA #MA0668	2.00	12/20/27	59,403	57,570
GNMA 2003-11	4.00	10/17/29	9,951	9,970
GNMA 2003-26	2.76(c)	04/16/33	2,141	2,150
GNMA 2003-97	4.50	03/20/33	1,194	1,196
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Government Securities Fund  |  December 31, 2018  |
(Continued)
Mortgage-Backed Securities | 2.2% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
GNMA 2004-17	4.50%	12/20/33	$20,536	$21,206
GNMA 2010-113	2.50	02/16/40	153,448	150,602
GNMA 2012-143	1.50	12/16/27	351,099	333,514
GNMA 2013-131	2.66(c)	09/16/43	163,887	164,514
NCUA Guaranteed Notes 2011-C1	3.05(c)	03/09/21	517,289	516,555
Total Mortgage-Backed Securities
(Cost $1,665,872)				1,656,732

Municipal Bond | 0.3% of portfolio

Wisconsin | 0.3%
Wisconsin, Public Finance Authority	2.75	06/01/20	225,000	221,555
Total Wisconsin				221,555
Total Municipal Bond
(Cost $225,000)				221,555

Certificates of Deposit | 1.5% of portfolio

HSBC Bank USA NA	3.10(c)	11/17/20	246,000	245,951
JP Morgan Chase Bank, NA	1.50(c)	04/22/21	200,000	197,327
Morgan Stanley Bank NA	1.95	12/09/19	250,000	248,261
Wells Fargo Bank NA	2.70	04/16/19	500,000	499,723
Total Certificates of Deposit
(Cost $1,195,145)				1,191,262

Commercial Paper | 4.8% of portfolio

Cintas Corp. (d)	2.80	01/02/19	3,668,000	3,667,470
Total Commercial Paper
(Cost $3,667,715)				3,667,470

Money Market Fund | less than 0.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.27(e)	819	819
Total Money Market Fund
(Cost $819)			819
Total Investments in Securities
(Cost $77,218,489) | 100.0%			$76,658,194
(a)	Zero coupon rate, purchased at a discount.
(b)	Interest is paid at maturity.
(c)	Variable coupon rate as of December 31, 2018.
(d)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $8,263,548 and represents 10.8% of total investments.
(e)	7-day yield at December 31, 2018.
LLC - Limited Liability Company
SA - Sociedad Anonima or Societe Anonyme
NA - National Association

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Short-Term Bond Fund  |  December 31, 2018

Corporate Bonds–Other | 37.4% of portfolio
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Communication Services | 0.9%
Comcast Corp.	3.30%	10/01/20	$3,025,000	$3,036,012
Comcast Corp.	3.45	10/01/21	1,010,000	1,020,196
Comcast Corp.	2.85(a)	10/01/21	825,000	817,173
Total Communication Services				4,873,381
Consumer Discretionary | 1.8%
ABC Inc.	8.75	08/15/21	810,000	922,183
Harley-Davidson Financial Services, Inc. (b)	3.65(a)	03/02/21	450,000	449,492
Philip Morris International Inc.	1.38	02/25/19	3,275,000	3,266,793
Philip Morris International Inc.	1.88	11/01/19	2,200,000	2,173,561
Volkswagen Group of America, Inc. (b)	3.88	11/13/20	1,060,000	1,064,965
Volkswagen Group of America, Inc. (b)	3.39(a)	11/13/20	2,200,000	2,185,306
Total Consumer Discretionary				10,062,300
Consumer Staples | 2.6%
Alberto-Culver Co.	5.15	06/01/20	375,000	386,008
Coca-Cola Co. (The)	1.55	09/01/21	475,000	460,532
Coca-Cola Co. (The)	2.20	05/25/22	420,000	408,206
Colgate-Palmolive Co.	1.75	03/15/19	1,025,000	1,022,612
Hershey Co. (The)	2.90	05/15/20	875,000	874,410
Mead Johnson Nutrition Co.	3.00	11/15/20	4,125,000	4,112,128
PepsiCo Inc.	1.50	02/22/19	350,000	349,310
PepsiCo Inc.	1.35	10/04/19	875,000	864,551
Procter & Gamble Co. (The)	1.90	11/01/19	1,625,000	1,612,659
Procter & Gamble Co. (The)	1.85	02/02/21	350,000	343,732
Procter & Gamble Co. (The)	1.70	11/03/21	475,000	462,814
Procter & Gamble Co. (The)	2.15	08/11/22	1,150,000	1,115,820
Unilever Capital Corp.	2.75	03/22/21	2,625,000	2,612,271
Total Consumer Staples				14,625,053
Energy | 1.9%
ANR Pipeline Co.	9.63	11/01/21	3,175,000	3,679,154
Chevron Corp.	3.03(a)	11/15/19	2,175,000	2,177,946
Chevron Corp.	2.19	11/15/19	375,000	373,177
Chevron Corp.	2.42	11/17/20	700,000	693,421
Colonial Pipeline Co. (b)	3.50	10/15/20	875,000	876,432
Exxon Mobil Corp.	1.82	03/15/19	1,050,000	1,048,066
Occidental Petroleum Corp.	9.25	08/01/19	1,025,000	1,060,338
Phillips 66	3.29(a)	02/26/21	975,000	964,097
Total Energy				10,872,631
Financials | 10.8%
AMBAC Assurance Corp. (b)	5.10	06/07/20	2,871	3,818
AMBAC LSNI LLC (b)	7.80(a)	02/12/23	12,432	12,447
Ares Capital Corp.	3.50	02/10/23	1,175,000	1,116,751
Athene Global Funding (b)	2.75	04/20/20	575,000	569,628
Athene Global Funding (b)	3.61(a)	04/20/20	1,200,000	1,206,919
Athene Global Funding (b)	4.00	01/25/22	1,400,000	1,414,275
Bank of America Corp.	2.74(a)	01/23/22	2,100,000	2,068,064
Bank of America Corp.	3.44(a)	07/23/24	2,210,000	2,169,063
Bank of America Corp.	3.86(a)	07/23/24	1,030,000	1,027,483
Caterpillar Financial Services Corp.	3.15	09/07/21	875,000	877,268
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Corporate Bonds–Other | 37.4% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Financials | 10.8% (Continued)
Citibank, NA	3.05%	05/01/20	$2,175,000	$2,171,933
Citibank, NA	2.85	02/12/21	1,650,000	1,635,034
Citibank, NA	3.40	07/23/21	875,000	876,077
Daimler Finance North America LLC (b)	3.25(a)	11/05/21	1,325,000	1,316,531
Fifth Third Bank	2.30	03/15/19	1,200,000	1,198,498
Flagstar Bancorp Inc.	6.13	07/15/21	2,975,000	3,112,454
HSBC Bank USA NA	4.88	08/24/20	2,575,000	2,630,955
Hyundai Capital America, Inc. (b)	2.55	04/03/20	1,325,000	1,308,078
Hyundai Capital America, Inc. (b)	3.61(a)	04/03/20	875,000	871,813
Hyundai Capital America, Inc. (b)	3.80(a)	09/18/20	2,275,000	2,272,438
Hyundai Capital America, Inc. (b)	2.75	09/18/20	975,000	959,834
IBM Credit LLC	1.63	09/06/19	1,300,000	1,287,392
Industrial And Commercial Bank of China Ltd. NY	3.23	11/13/19	1,600,000	1,597,571
J.P. Morgan Chase & Co.	4.02(a)	12/05/24	800,000	806,761
Jackson National Life Global Funding (b)	2.20	01/30/20	1,250,000	1,238,094
John Deere Capital Corp.	3.03(a)	09/10/21	660,000	653,410
John Deere Capital Corp.	3.13	09/10/21	220,000	220,395
Main Street Capital Corp.	4.50	12/01/22	4,065,000	4,083,407
Morgan Stanley	3.65(a)	01/20/22	1,277,000	1,272,811
New York Life Global Funding (b)	2.00	04/09/20	1,300,000	1,284,946
Nissan Motor Acceptance Corp. (b)	3.42(a)	09/21/21	880,000	862,650
Prospect Capital Corp.	5.88	03/15/23	2,050,000	2,060,443
Protective Life Global Funding (b)	1.56	09/13/19	2,075,000	2,050,717
Reliance Standard Life Global Funding II (b)	2.50	01/15/20	5,550,000	5,496,340
Reliance Standard Life Global Funding II (b)	2.38	05/04/20	5,650,000	5,576,285
Toyota Motor Credit Corp.	2.97(a)	09/18/20	440,000	437,308
Wells Fargo Bank NA	3.33(a)	07/23/21	1,025,000	1,023,975
Wells Fargo Bank NA	3.63	10/22/21	625,000	628,671
Wells Fargo Bank NA	2.99(a)	10/22/21	1,325,000	1,309,310
Total Financials				60,709,847
Health Care | 3.1%
AbbVie Inc.	3.38	11/14/21	440,000	439,724
AbbVie Inc.	3.75	11/14/23	440,000	437,747
Bayer US Finance II LLC (b)	3.50	06/25/21	1,325,000	1,315,569
Bayer US Finance II LLC (b)	3.45(a)	06/25/21	1,325,000	1,307,350
Bristol-Myers Squibb Co.	1.60	02/27/19	1,000,000	997,730
CVS Health Corp.	3.13	03/09/20	875,000	873,157
CVS Health Corp.	3.40(a)	03/09/20	1,250,000	1,247,730
CVS Health Corp.	3.35	03/09/21	1,300,000	1,295,657
Halfmoon Parent, Inc. (b)	3.14(a)	03/17/20	835,000	829,643
Halfmoon Parent, Inc. (b)	3.20	09/17/20	4,350,000	4,331,344
Halfmoon Parent, Inc. (b)	3.40	09/17/21	835,000	833,065
Halfmoon Parent, Inc. (b)	3.44(a)	09/17/21	835,000	823,205
Johnson & Johnson	1.88	12/05/19	775,000	768,712
Merck & Co., Inc.	1.85	02/10/20	475,000	470,691
Pfizer Inc.	2.20	12/15/21	1,250,000	1,230,306
Total Health Care				17,201,630
Industrials | 2.4%
BNSF Railway Co.	3.80	01/01/20	330,000	328,405
Burlington Northern & Santa Fe Railway Co.	4.58	01/15/21	184,765	186,459
Burlington Northern & Santa Fe Railway Co.	4.83	01/15/23	53,852	54,952

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Corporate Bonds–Other | 37.4% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Industrials | 2.4% (Continued)
DowDuPont Inc.	3.42%(a)	11/15/20	$1,125,000	$1,124,399
General Dynamics Corp.	2.88	05/11/20	3,075,000	3,076,669
General Electric Co.	2.50	03/28/20	6,930,000	6,767,152
Johnson Controls Inc. (b)	5.00	03/30/20	831,000	848,238
Ryder System, Inc.	3.50	06/01/21	220,000	220,276
TTX Co. (b)	2.25	02/01/19	800,000	799,121
Total Industrials				13,405,671
Information Technology | 3.2%
Amazon.com, Inc. (b)	1.90	08/21/20	975,000	960,795
Apple Inc.	1.70	02/22/19	1,250,000	1,247,706
Apple Inc.	2.10	05/06/19	2,100,000	2,095,428
Apple Inc.	1.10	08/02/19	3,075,000	3,044,469
Apple Inc.	1.50	09/12/19	3,050,000	3,023,260
Apple Inc.	2.50	02/09/22	975,000	959,577
International Business Machines Corp.	2.50	01/27/22	700,000	681,505
Microsoft Corp.	1.10	08/08/19	3,100,000	3,069,181
Microsoft Corp.	2.00	11/03/20	950,000	939,680
Microsoft Corp.	2.40	02/06/22	1,675,000	1,655,628
Total Information Technology				17,677,229
Materials | 0.5%
3M Co.	1.63	09/19/21	450,000	436,609
PPG Industries, Inc.	2.30	11/15/19	2,200,000	2,185,655
Total Materials				2,622,264
Utilities | 10.2%
Alabama Power Co.	5.13	02/15/19	700,000	701,584
Atlantic City Electric Co.	4.35	04/01/21	3,150,000	3,200,314
California Water Service Co.	5.88	05/01/19	1,725,000	1,740,950
Dominion Energy Inc.	2.58	07/01/20	325,000	319,864
DTE Gas Co.	5.00	10/01/19	2,100,000	2,130,850
Duke Energy Florida Project Finance, LLC	1.20	03/01/20	3,505,640	3,467,220
Duke Energy Florida, LLC	2.10	12/15/19	3,225,000	3,198,938
Duke Energy Kentucky, Inc. (b)	4.65	10/01/19	1,325,000	1,338,454
Empire District Electric Co.	4.65	06/01/20	5,225,000	5,318,163
Entergy Louisiana LLC	4.80	05/01/21	1,175,000	1,203,155
Entergy Texas, Inc.	4.10	09/01/21	1,220,000	1,229,958
Nevada Power Co.	2.75	04/15/20	1,300,000	1,296,881
Northern Natural Gas Co. (b)	4.25	06/01/21	475,000	484,498
Oncor Electric Delivery Co. LLC	2.15	06/01/19	2,940,000	2,931,250
Oncor Electric Delivery Co. LLC	5.75	09/30/20	660,000	686,829
Public Service Co. of New Hampshire	4.50	12/01/19	2,575,000	2,614,491
SanDiego Gas & Electric Co.	1.91	02/01/22	2,486,020	2,439,298
Southern California Edison Co.	3.88	06/01/21	1,050,000	1,058,736
Southern California Edison Co.	1.85	02/01/22	4,095,000	3,982,749
Southern Natural Gas Company, LLC	4.40	06/15/21	1,100,000	1,115,634
Southwest Gas Corp.	4.45	12/01/20	825,000	837,661
Spire Inc.	2.55	08/15/19	830,000	824,616
Toledo Edison Co.	7.25	05/01/20	250,000	262,575
Union Electric Co.	5.10	10/01/19	4,150,000	4,206,855
WEC Energy Group Inc.	3.38	06/15/21	825,000	824,450
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Corporate Bonds–Other | 37.4% of portfolio (Continued)
	Interest Rate / Yield	Maturity Date	Face Amount	Value
Utilities | 10.2% (Continued)
Westar Energy Inc.	5.10%	07/15/20	$1,275,000	$1,308,862
Western Massachusetts Electric Co.	3.50	09/15/21	250,000	251,837
WGL Holdings Inc.	2.25	11/01/19	2,125,000	2,099,961
WGL Holdings Inc.	3.11(a)	11/29/19	1,875,000	1,874,431
WGL Holdings Inc.	3.33(a)	03/12/20	3,500,000	3,477,686
Wisconsin Power and Light Co.	5.00	07/15/19	560,000	565,533
Total Utilities				56,994,283
Total Corporate Bonds–Other
(Cost $210,327,380)				209,044,289

Asset-Backed Securities | 21.7% of portfolio

ACC Trust 18-1 (b)	3.70	12/21/20	617,179	617,462
Access Group Inc. 01	3.05(a)	05/25/29	456,612	452,003
Access Group Inc. 05-B	2.71(a)	07/25/35	1,144,453	1,131,153
Ally Master Owner Trust 15-2	1.83	01/15/21	725,000	724,613
Ally Master Owner Trust 17-3	2.74(a)	06/15/22	750,000	751,610
Ally Master Owner Trust 17-3	2.04	06/15/22	900,000	887,137
American Airlines 13-2	4.95	07/15/24	1,466,077	1,488,141
American Credit Acceptance Receivables Trust 18-1 (b)	2.72	03/10/21	1,427,640	1,426,351
American Credit Acceptance Receivables Trust 18-4 (b)	3.38	12/13/21	3,150,000	3,151,185
Avant Loans Funding Trust 18-A (b)	3.09	06/15/21	1,468,754	1,466,059
Avant Loans Funding Trust 18-B (b)	3.42	01/18/22	1,910,251	1,907,482
Axis Equipment Finance Receivables LLC 16-A (b)	2.21	11/20/21	325,927	324,674
California Republic Auto Receivable Trust 15-3	2.13	05/17/21	1,093,508	1,089,078
CCR Inc. MT-100 Payment Rights Master Trust 12-C (b)	4.75	07/10/22	895,833	887,657
College Loan Corp Trust 07-2	2.59(a)	01/25/24	19,395,000	19,208,403
Consumer Loan Underlying Bond 17-NP2 (b)	2.55	01/16/24	10,823	10,819
Consumer Loan Underlying Bond 17-P1 (b)	2.42	09/15/23	342,079	341,117
Consumer Loan Underlying Bond 17-P2 (b)	2.61	01/15/24	698,937	694,803
Consumer Loan Underlying Bond 18-NP1 (b)	2.99	05/15/24	90,642	90,552
Consumer Loan Underlying Bond 18-P2 (b)	3.47	10/15/25	1,183,297	1,179,325
Consumer Loan Underlying Bond 18-P3 (b)	3.82	01/15/26	1,375,000	1,374,109
CPS Auto Trust 17-A (b)	1.68	08/17/20	55,850	55,793
Credit Acceptance Auto Loan Trust 17-1 (b)	2.56	10/15/25	1,100,000	1,092,946
Credit Acceptance Auto Loan Trust 17-2 (b)	2.55	02/17/26	1,525,000	1,511,704
Credit Acceptance Auto Loan Trust 17-3 (b)	2.65	06/15/26	1,025,000	1,015,560
Credit Acceptance Auto Loan Trust 18-1 (b)	3.01	02/16/27	1,525,000	1,513,200
Credit Acceptance Auto Loan Trust 18-2 (b)	3.47	05/17/27	2,200,000	2,195,822
Credit Acceptance Auto Loan Trust 18-3 (b)	3.55	08/15/27	1,100,000	1,108,234
Credit Suisse ABS Trust 18-LD1 (b)	3.42	07/25/24	1,173,309	1,171,504
Edlinc Student Loan Funding Trust 12-A (b)	5.10(a)	10/01/25	1,259,611	1,270,785
Education Loan Asset Backed Trust 13-1 (b)	3.31(a)	11/25/33	5,835,660	5,669,163
Element Rail Leasing I LLC 14-1 (b)	2.30	04/19/44	1,240,496	1,230,329
Element Rail Leasing I LLC 15-1 (b)	2.71	02/19/45	509,230	503,100
Element Rail Leasing I LLC 16-1 (b)	3.97	03/19/46	312,250	315,652
Entergy New Orleans Storm Recovery Fund 15-1	2.67	06/01/27	665,104	654,185
Exeter Automobile Receivables Trust 17-1 (b)	1.96	03/15/21	61,123	61,046
Exeter Automobile Receivables Trust 17-2 (b)	2.11	06/15/21	221,251	220,870
Exeter Automobile Receivables Trust 17-3 (b)	2.05	12/15/21	309,927	308,042
Exeter Automobile Receivables Trust 18-3 (b)	2.90	01/18/22	832,642	831,534
Exeter Automobile Receivables Trust 18-4 (b)	3.05	12/15/21	1,544,516	1,541,608
Flagship Credit Auto Trust 15-3 (b)	2.38	10/15/20	38,298	38,269
Flagship Credit Auto Trust 17-1 (b)	1.93	12/15/21	248,304	247,737
Ford Credit Floorplan Master Owner Trust 16-1	1.76	02/15/21	1,250,000	1,247,625

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Asset-Backed Securities | 21.7% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Ford Credit Floorplan Master Owner Trust 16-1	3.21%(a)	02/15/21	$1,250,000	$1,251,390
Foursight Capital Automobile Receivables Trust 16-1 (b)	2.87	10/15/21	249,118	248,544
Foursight Capital Automobile Receivables Trust 17-1 (b)	2.37	04/15/22	339,591	337,620
Foursight Capital Automobile Receivables Trust 18-1 (b)	2.85	08/16/21	911,147	909,461
Foursight Capital Automobile Receivables Trust 18-2 (b)	3.32	04/15/22	1,350,000	1,351,709
Freedom Financial 18-1 (b)	3.61	07/18/24	1,874,089	1,873,490
Freedom Financial 18-2 (b)	3.99	10/20/25	1,188,149	1,189,420
FRS I LLC 13-1 (b)	1.80	04/15/43	165,205	164,650
GLS Auto Receivables Trust 17-1 (b)	2.67	04/15/21	597,438	596,066
GLS Auto Receivables Trust 18-1 (b)	2.82	07/15/22	1,867,342	1,860,645
GLS Auto Receivables Trust 18-3 (b)	3.35	08/15/22	967,321	967,702
Gracie Point International Premium Financing 18-A (b)	3.61(a)	03/01/20	7,360,000	7,360,000
KeyCorp Student Loan Trust 00-A	2.63(a)	05/25/29	234,822	234,086
KeyCorp Student Loan Trust 00-B	2.65(a)	07/25/29	384,577	382,002
KeyCorp Student Loan Trust 04-A	2.77(a)	01/27/43	438,025	405,233
KeyCorp Student Loan Trust 05-A	2.78(a)	09/27/40	353,588	326,744
KeyCorp Student Loan Trust 06-A	2.69(a)	09/27/35	401,910	401,943
Longtrain Leasing III LLC 2015-1 (b)	2.98	01/15/45	477,915	471,675
Marlette Funding Trust 18-2 (b)	3.06	07/17/28	1,432,078	1,429,912
Marlette Funding Trust 18-3 (b)	3.20	09/15/28	2,308,580	2,305,809
Marlette Funding Trust 18-4 (b)	3.71	12/15/28	2,145,380	2,150,269
Nelnet Private Education Loan Trust 16-A (b)	3.60	12/26/40	1,504,861	1,486,258
NP SPE II LLC 17-1 (b)	3.37	10/21/47	492,285	486,066
Oscar US Funding Trust 17-2 (b)	2.45	12/10/21	730,000	722,112
Oscar US Funding Trust 18-1 (b)	2.91	04/12/21	1,519,323	1,515,860
Oscar US Funding Trust 18-2 (b)	3.15	08/10/21	930,000	928,836
Prosper Marketplace Issuance Trust 17-2 (b)	2.41	09/15/23	151,347	151,257
Prosper Marketplace Issuance Trust 18-2 (b)	3.35	10/15/24	3,967,560	3,960,003
Santander Drive Auto Receivables Trust 18-2	2.75	09/15/21	550,000	548,606
SLC Student Loan Trust 05-1	2.51(a)	02/15/45	993,516	938,904
SLM Student Loan Trust 03-11	2.98(a)	12/15/38	505,170	480,746
SLM Student Loan Trust 04-A	2.73(a)	06/15/33	1,868,502	1,851,251
SLM Student Loan Trust 04-B	2.66(a)	03/15/24	3,248,279	3,236,127
SLM Student Loan Trust 05-A	2.53(a)	06/15/23	936,874	934,572
SLM Student Loan Trust 06-A	2.62(a)	06/15/39	1,251,414	1,213,848
Small Business Administration 02-20K	5.08	11/01/22	9,937	10,151
SoFi Consumer Loan Program Trust 17-1 (b)	3.28	01/26/26	600,606	600,307
SoFi Consumer Loan Program Trust 17-3 (b)	2.77	05/25/26	778,609	771,696
SoFi Consumer Loan Program Trust 17-4 (b)	2.50	05/26/26	627,856	620,599
SoFi Consumer Loan Program Trust 18-3 (b)	3.20	08/25/27	469,738	468,765
SoFi Consumer Loan Program Trust 18-4 (b)	3.54	11/26/27	2,092,206	2,094,482
SoFi Professional Loan Program Trust 18-C (b)	3.08	01/25/48	1,450,715	1,447,389
ThunderRoad Motorcycle Trust 16-1 (b)	4.00	09/15/22	165,903	165,821
United Auto Credit Securitization Trust 18-2 (b)	2.89	03/10/21	1,121,776	1,120,333
Upgrade Receivables Trust 18-1 (b)	3.76	11/15/24	1,497,130	1,496,183
Veros Autos Receivable Trust 17-1 (b)	2.84	04/17/23	223,485	222,820
World Financial Network Credit Card Master Note Trust 17-B	1.98	06/15/23	3,500,000	3,476,326
World Financial Network Credit Card Master Note Trust 18-B	3.46	07/15/25	1,200,000	1,212,505
Total Asset-Backed Securities
(Cost $120,603,313)				121,388,634

Municipal Bonds | 14.5% of portfolio

Alaska | 0.1%
Alaska Student Loan Corp.	3.01(a)	08/25/31	507,675	505,603
Total Alaska				505,603
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Municipal Bonds | 14.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
California | 0.5%
Adelanto California Public Utility Authority	3.25%	07/01/21	$750,000	$757,380
Adelanto California Public Utility Authority	3.63	07/01/23	795,000	814,843
Desert Sands California Unified School District	2.28	06/01/19	375,000	374,456
Fresno County CA Pension Obligation	0.00(c)	08/15/22	650,000	568,536
University of California	2.85	05/15/20	540,000	540,437
Total California				3,055,652
Florida | 0.8%
Florida State Board of Administration Finance Corp.	2.16	07/01/19	4,375,000	4,362,313
Total Florida				4,362,313
Illinois | 0.6%
Illinois, State of Sales Tax Revenue	2.23	06/15/19	3,625,000	3,604,664
Total Illinois				3,604,664
Indiana | 0.1%
Indiana Bond Bank	2.08	01/15/19	300,000	299,946
Total Indiana				299,946
Louisiana | 0.3%
New Orleans Louisiana	2.80	09/01/19	1,725,000	1,724,862
Total Louisiana				1,724,862
Mississippi | Less than 0.1%
Mississippi, State of	2.40	10/01/22	225,000	221,861
Total Mississippi				221,861
Missouri | Less than 0.1%
Missouri Higher Education Loan Authority	3.34(a)	01/26/26	183,240	183,207
Total Missouri				183,207
New Jersey | 3.7%
New Jersey Economic Development Authority	0.00(c)	02/15/19	4,990,000	4,969,092
New Jersey Economic Development Authority	0.00(c)	02/15/20	11,325,000	10,872,000
New Jersey Economic Development Authority	0.00(c)	02/15/21	1,350,000	1,250,505
New Jersey Economic Development Authority	0.00(c)	02/15/22	1,005,000	896,229
New Jersey Economic Development Authority	0.00(c)	02/15/24	3,200,000	2,622,688
Total New Jersey				20,610,514
New York | 4.2%
New York City, NY Transitional Finance Authority	1.85	05/01/19	2,025,000	2,018,318
New York City, NY Transitional Finance Authority	2.45	08/01/20	1,000,000	993,690
New York City, NY Transitional Finance Authority	2.75	11/01/20	2,695,000	2,694,542
New York City, NY Transitional Finance Authority	2.85	02/01/21	2,775,000	2,777,553
New York City, NY Transitional Finance Authority	2.15	02/01/21	2,100,000	2,072,469
New York State Urban Development Corp.	2.35	03/15/20	4,350,000	4,325,640
New York State Urban Development Corp.	2.38	03/15/21	4,375,000	4,343,062
New York State Urban Development Corp.	2.10	03/15/22	3,975,000	3,920,185

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Municipal Bonds | 14.5% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
New York | 4.2% (Continued)
Utility Debt Securitization Authority, NY	2.04%	06/15/21	$164,000	$163,467
Total New York				23,308,926
North Carolina | 0.2%
North Carolina Housing Finance Agency	4.00	01/01/30	810,000	818,513
North Carolina State Education Assistance Authority	3.31(a)	07/25/39	496,130	497,420
Total North Carolina				1,315,933
Oklahoma | 0.1%
Oklahoma Student Loan Authority	3.01(a)	02/25/32	373,611	371,582
Total Oklahoma				371,582
Pennsylvania | 2.2%
Pennsylvania Higher Education Assistance Agency (b)	2.87(a)	05/25/57	155,496	155,661
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/19	2,500,000	2,477,475
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/20	5,285,000	5,051,614
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/20	3,380,000	3,236,046
Philadelphia Pennsylvania Authority for Industrial Development	0.00(c)	04/15/22	1,400,000	1,247,988
Total Pennsylvania				12,168,784
Puerto Rico | 1.2%
Puerto Rico Highway & Transportation Authority	5.50	07/01/19	1,800,000	1,823,598
Puerto Rico Highway & Transportation Authority	6.25	07/01/21	2,400,000	2,512,152
Puerto Rico Sales Tax Financing Corp.	5.25	08/01/19	3,175,000	1,472,406
Puerto Rico Sales Tax Financing Corp.	4.38	08/01/20	905,000	415,169
Puerto Rico, Commonwealth of	5.50	07/01/19	250,000	253,277
Total Puerto Rico				6,476,602
Vermont | 0.1%
Vermont Student Assistance Corp.	3.21(a)	07/28/34	653,298	654,938
Total Vermont				654,938
Wisconsin | 0.4%
Wisconsin, Public Finance Authority	2.82	03/01/20	910,000	906,997
Wisconsin, Public Finance Authority	2.75	06/01/20	1,575,000	1,550,887
Total Wisconsin				2,457,884
Total Municipal Bonds
(Cost $83,314,649)				81,323,271

U.S. Government & Agency Obligations | 11.4% of portfolio

Overseas Private Investment Corp.	1.30	06/15/19	85,714	85,216
Overseas Private Investment Corp.	2.52	09/15/22	1,551,136	1,537,859
Private Export Funding Corp. (b)	2.10	12/19/19	875,000	868,214
Tennessee Valley Authority	0.00(c)	06/15/21	595,000	556,059
U.S. Department of Housing & Urban Development	1.88	08/01/19	950,000	945,099
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
U.S. Government & Agency Obligations | 11.4% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
U.S. Department of Housing & Urban Development	6.07%	08/01/21	$10,000	$10,034
U.S. Department of Housing & Urban Development	6.12	08/01/22	19,000	19,070
U.S. Treasury Note	1.63	04/30/19	1,975,000	1,969,445
U.S. Treasury Note	1.38	09/30/19	2,175,000	2,154,864
U.S. Treasury Note	1.50	10/31/19	13,100,000	12,977,646
U.S. Treasury Note	1.25	01/31/20	2,175,000	2,143,541
U.S. Treasury Note	2.25	03/31/20	2,175,000	2,166,005
U.S. Treasury Note	1.50	06/15/20	4,800,000	4,729,904
U.S. Treasury Note	2.63	08/31/20	2,200,000	2,202,659
U.S. Treasury Note	1.63	10/15/20	12,225,000	12,032,625
U.S. Treasury Note	1.38	10/31/20	2,175,000	2,130,468
U.S. Treasury Note	2.75	11/30/20	2,080,000	2,089,033
U.S. Treasury Note	2.00	01/15/21	7,850,000	7,769,271
U.S. Treasury Note	2.38	04/15/21	4,800,000	4,787,141
U.S. Treasury Note	2.88	11/15/21	1,625,000	1,642,980
U.S. Treasury Note	2.88	09/30/23	710,000	721,510
Total U.S. Government & Agency Obligations
(Cost $63,878,359)				63,538,643

Yankee Bonds | 10.3% of portfolio

ABN AMRO Bank N.V. (b)	2.10	01/18/19	650,000	649,826
ABN AMRO Bank N.V. (b)	3.08(a)	01/18/19	900,000	900,103
African Development Bank	8.80	09/01/19	1,960,000	2,035,418
Alibaba Group Holding Ltd.	2.50	11/28/19	1,275,000	1,268,061
América Móvil SAB de CV	5.00	10/16/19	1,471,000	1,490,290
América Móvil SAB de CV	5.00	03/30/20	2,200,000	2,237,889
AstraZeneca PLC	3.31(a)	08/17/23	220,000	214,410
Bayerische Landesbank	1.38	08/09/19	4,400,000	4,351,481
CNOOC Nexen Finance (2015) Australia Pty Ltd.	2.63	05/05/20	425,000	420,804
Coca-Cola European Partners PLC	3.50	09/15/20	825,000	827,677
Corporación Andina de Fomento	2.00	05/10/19	4,400,000	4,384,103
Daimler Finance North America LLC (b)	3.10	05/04/20	650,000	646,359
Daimler Finance North America LLC (b)	2.97(a)	05/04/20	450,000	447,492
Daimler Finance North America LLC (b)	2.30	02/12/21	1,650,000	1,609,762
Daimler Finance North America LLC (b)	3.05(a)	02/12/21	1,650,000	1,632,638
Daimler Finance North America LLC (b)	3.35	05/04/21	875,000	872,260
Daimler Finance North America LLC (b)	3.13(a)	05/04/21	425,000	421,215
Deutsche Bank AG	2.85	05/10/19	1,250,000	1,242,490
Deutsche Bank AG	4.53(a)	05/10/19	750,000	747,592
Hydro-Quebec	6.27	01/03/26	80,000	94,176
Landesbank Baden-Wuerttemberg	2.13	01/31/20	3,000,000	2,970,699
Landesbank Baden-Wuerttemberg	7.63	02/01/23	1,175,000	1,385,465
Mizuho Bank Ltd. (b)	2.65	09/25/19	250,000	249,125
Santander UK PLC	2.50	03/14/19	250,000	249,722
Santander UK PLC	4.26(a)	03/14/19	250,000	250,454
Shell International Finance BV	1.38	09/12/19	3,000,000	2,967,444
Shell International Finance BV	3.13(a)	09/12/19	3,000,000	3,002,616
Shell International Finance BV	2.13	05/11/20	665,000	658,160
Sinopec Group Overseas Development (2015) Ltd. (b)	2.50	04/28/20	1,075,000	1,061,642
Sinopec Group Overseas Development (2016) Ltd. (b)	1.75	09/29/19	2,200,000	2,176,880
Sinopec Group Overseas Development (2017) Ltd. (b)	2.38	04/12/20	2,175,000	2,149,178
Sinopec Group Overseas Development (2020) Ltd. (b)	2.25	09/13/20	2,200,000	2,159,846
Standard Chartered Bank PLC. (b)	2.10	08/19/19	700,000	693,863
Standard Chartered Bank PLC. (b)	3.77(a)	08/19/19	450,000	451,948
Sumitomo Mitsui Banking Corp.	1.97	01/11/19	1,350,000	1,349,666
Sumitomo Mitsui Banking Corp.	2.09	10/18/19	1,300,000	1,285,506
Sumitomo Mitsui Banking Corp.	2.51	01/17/20	1,300,000	1,290,291

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Yankee Bonds | 10.3% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Sumitomo Mitsui Banking Corp.	2.80%(a)	01/17/20	$875,000	$874,231
Syngenta Finance N.V. (b)	3.70	04/24/20	1,300,000	1,290,402
Syngenta Finance N.V. (b)	3.93	04/23/21	425,000	419,178
Takeda Pharmaceutical Co., Ltd. (b)	3.80	11/26/20	450,000	452,625
Toyota Motor Corp.	3.18	07/20/21	1,325,000	1,324,072
TransCanada PipeLines Ltd.	7.13	01/15/19	2,045,000	2,047,651
Tyco Electronics Group SA	3.20(a)	06/05/20	220,000	219,497
Total Yankee Bonds
(Cost $57,730,821)				57,474,207

Mortgage-Backed Securities | 0.8% of portfolio

ACE Securities Corp. 06-ASL1	2.60(a)	02/25/36	217,059	107,663
Adjustable Rate Mortgage Trust 05-10	4.23(a)	01/25/36	43,054	39,716
American Business Financial Services 02-1	7.01	12/15/32	44,964	44,882
American Home Mortgage Investment Trust 05-03	5.47	09/25/35	3,337	3,300
Amresco Residential Securities 98-1	7.23(a)	10/25/27	28,361	30,354
Banc of America Alternative Loan Trust Inc. 07-2	5.75	06/25/37	54,415	48,728
Banc of America Funding Corp. 04-A	4.75(a)	09/20/34	4,976	5,067
Banc of America Funding Corp. 05-G	3.78(a)	10/20/35	106,682	104,138
Banc of America Funding Corp. 07-5	6.50	07/25/37	18,583	15,467
Banc of America Mortgage Securities Inc. 02-J	4.92(a)	09/25/32	2,427	2,369
Bayview Financial Acquisition Trust 06-D	5.93	12/28/36	1,198,244	1,209,771
Bear Stearns Adjustable Rate Mortgage Trust 04-10	4.14(a)	01/25/35	111,592	111,814
Bear Stearns Adjustable Rate Mortgage Trust 05-12	4.48(a)	02/25/36	16,596	15,772
Bear Stearns ALT-A Trust 04-11	4.69(a)	11/25/34	8,048	7,917
Bear Stearns ALT-A Trust 05-4	4.03(a)	05/25/35	51,171	51,584
Bear Stearns ALT-A Trust 05-9	3.96(a)	11/25/35	29,237	23,274
Bear Stearns ALT-A Trust 06-6	4.46(a)	11/25/36	112,189	102,345
Bear Stearns Asset Backed Securities Trust 03-3	3.50(a)	06/25/43	29,775	29,825
Bear Stearns Asset Backed Securities Trust 04-HE5	4.19(a)	07/25/34	33,106	32,827
Bear Stearns Structured Products Inc., 00-1 (b)	7.33(a)	08/28/33	74	73
CDC Mortgage Capital Trust 02-HE1	2.93(a)	01/25/33	198,326	195,866
Chase Mortgage Finance Corp. 05-A1	4.22(a)	12/25/35	4,320	4,172
Chaseflex Trust 05-2	6.00	06/25/35	70,572	66,407
CITICORP Mortgage Securities, Inc. 07-1	5.36(d)	03/25/37	61,654	62,830
Cityscape Home Equity Loan Trust 96-2	8.10	08/25/26	46,041	45,857
Conseco Finance Securitizations Corp. 01-2	7.10	02/01/33	89,437	92,683
Contimortgage Home Equity Loan Trust 95-2	8.10	08/15/25	20,484	12,790
Countrywide Alternative Loan Trust 04-24CB	6.00	11/25/34	28,331	28,351
Countrywide Alternative Loan Trust 05-43	3.86(a)	10/25/35	17,873	15,479
Countrywide Asset Backed Certificate 02-S2 (e)	5.98	01/25/17	1,688	1,681
Countrywide Asset Backed Certificate 02-S4 (e)	4.54(a)	10/25/17	7,709	7,818
Countrywide Asset Backed Certificate 04-S1	5.12	02/25/35	11,721	11,763
Countrywide Asset Backed Certificate 07-S1	5.69	11/25/36	5,006	5,093
Countrywide Home Loans 03-49	4.42(a)	12/19/33	10,730	10,887
Countrywide Home Loans 05-HYB8	3.96(a)	12/20/35	53,469	51,218
Countrywide Home Loans 06-HYB5	3.84(a)	09/20/36	33,742	28,844
Credit Suisse First Boston Mortgage 03-AR24	4.51(a)	10/25/33	91,258	90,530
Credit Suisse First Boston Mortgage 04-AR3	4.12(a)	04/25/34	24,533	24,896
Credit Suisse First Boston Mortgage 05-10	5.25	11/25/20	21,249	19,380
Encore Credit Receivables Trust 05-3	3.05(a)	10/25/35	69,381	69,422
FHLMC 780754	4.43(a)	08/01/33	1,196	1,258
First Alliance Mortgage Loan Trust 94-1	5.85	04/25/25	3,268	3,260
First Horizon Mortgage Alternative Mortgage Securities 04-AA3	4.22(a)	09/25/34	9,232	9,098
FNMA 813842	3.97(a)	01/01/35	5,677	5,845
GMAC Mortgage Corp. Loan Trust 06-HE3	5.75	10/25/36	16,859	17,603
GNMA 2003-11	4.00	10/17/29	51,669	51,769
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Mortgage-Backed Securities | 0.8% of portfolio (Continued)
	Interest Rate /Yield	Maturity Date	Face Amount	Value
GNMA 2003-26	2.76%(a)	04/16/33	$4,816	$4,838
GNMA 2004-17	4.50	12/20/33	8,604	8,884
Green Tree Financial Corp. 98-5	6.22	03/01/30	36,693	38,274
GS Mortgage Loan Trust 03-10	4.53(a)	10/25/33	44,334	43,444
GS Mortgage Loan Trust 05-8F	5.50	10/25/20	5,867	5,733
GS Mortgage Loan Trust 05-AR6	3.92(a)	09/25/35	16,110	16,115
IMPAC Secured Assets Corp. 03-3	4.85(a)	08/25/33	58,984	59,592
Indymac Indx Mortgage Loan Trust 05-AR15	3.87(a)	09/25/35	18,815	17,266
JP Morgan Mortgage Trust 05-A2	4.05(a)	04/25/35	99,203	98,314
Lehman ABS Manufactured Housing Contract 01-B	4.35	04/15/40	3,296	3,304
Master Adjustable Rate Mortgages Trust 04-13	4.67(a)	04/21/34	7,888	8,077
Master Adjustable Rate Mortgages Trust 05-1	4.36(a)	01/25/35	5,188	5,107
Master Alternative Loans Trust 03-5	6.00	08/25/33	23,165	23,432
Master Asset Backed Securities Trust 07-NCW (b)	2.62(a)	05/25/37	272,217	254,063
Master Asset Securitization Trust 07-1	6.00	10/25/22	7,728	7,584
Merrill Lynch Mortgage Investors Trust 03-A2	4.32(a)	02/25/33	13,954	13,654
Morgan Stanley Mortgage Loan Trust 05-5AR	4.37(a)	09/25/35	17,649	14,982
Nomura Asset Acceptance Corporation 07-1	5.96	03/25/47	118,307	119,569
Option One Mortgage Loan Trust 07-FXD2	5.90	03/25/37	9,641	9,417
Prime Mortgage Trust 05-2	5.00	07/25/20	2,741	2,722
Residential Asset Securitization Trust 04-A3	5.25	06/25/34	4,281	4,287
Residential Asset Securitization Trust 05-A14	5.50	12/25/35	95,735	78,526
Residential Funding Mortgage Securities I 05-SA2	3.97(a)	06/25/35	16,947	13,882
Salomon Brothers Mortgage Securities 97-LB6	6.82	12/25/27	4	4
Structured Adjustable Rate Mortgage Loan Trust 04-11	4.18(a)	08/25/34	18,658	18,153
Structured Adjustable Rate Mortgage Loan Trust 04-4	4.24(a)	04/25/34	139,472	143,291
Structured Adjustable Rate Mortgage Loan Trust 06-1	4.12(a)	02/25/36	8,882	8,514
Structured Adjustable Rate Mortgage Loan Trust 06-4	4.10(a)	05/25/36	43,257	38,199
Structured Asset Mortgage Investments 04-AR5	3.85(a)	10/19/34	18,254	17,830
Structured Asset Securities Corp. 03-37A	4.37(a)	12/25/33	68,391	67,613
Structured Asset Securities Corp. 98-RF1 (b)	5.32(a)	04/15/27	12,472	12,352
Washington Mutual Mortgage Securities Corp. 04-AR14	4.31(a)	01/25/35	37,238	37,985
Washington Mutual Mortgage Securities Corp. 04-AR3	3.96(a)	06/25/34	20,585	20,904
Wells Fargo Mortgage Backed Securities Trust 04-B	4.19(a)	02/25/34	5,814	5,853
Wells Fargo Mortgage Backed Securities Trust 04-E	4.35(a)	05/25/34	9,023	9,226
Wells Fargo Mortgage Backed Securities Trust 04-EE	4.57(a)	12/25/34	6,674	6,909
Wells Fargo Mortgage Backed Securities Trust 04-F	4.22(a)	06/25/34	21,081	21,053
Wells Fargo Mortgage Backed Securities Trust 04-I	4.77(a)	07/25/34	1,709	1,745
Wells Fargo Mortgage Backed Securities Trust 04-K	4.48(a)	07/25/34	24,405	24,815
Wells Fargo Mortgage Backed Securities Trust 04-K	4.49(a)	07/25/34	10,380	10,852
Wells Fargo Mortgage Backed Securities Trust 04-K	4.49(a)	07/25/34	11,547	11,849
Wells Fargo Mortgage Backed Securities Trust 04-R	4.73(a)	09/25/34	12,322	12,711
Wells Fargo Mortgage Backed Securities Trust 05-AR14	4.54(a)	08/25/35	5,867	5,951
Wells Fargo Mortgage Backed Securities Trust 05-AR15	4.73(a)	09/25/35	48,082	48,422
Wells Fargo Mortgage Backed Securities Trust 05-AR16	4.75(a)	10/25/35	13,631	13,418
Wells Fargo Mortgage Backed Securities Trust 06-AR19	4.86(a)	12/25/36	8,090	7,550
Total Mortgage-Backed Securities
(Cost $4,264,533)				4,317,951

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Short-Term Bond Fund  |  December 31, 2018  |  (Continued)
Corporate Bond Guaranteed by Export-Import Bank of the United States | less than 0.1% of portfolio
	Interest Rate /Yield	Maturity Date	Face Amount	Value
Energy | Less than 0.1%
Petroleos Mexicanos	2.46%	12/15/25	$307,300	$304,088
Total Energy				304,088
Total Corporate Bond Guaranteed by Export-Import Bank of the United States
(Cost $303,811)				304,088

Commercial Paper | 3.9% of portfolio

Cintas Corp. (b)	2.80	01/02/19	11,728,000	11,726,305
Consolidated Edison, Inc.	2.95	01/02/19	10,000,000	9,998,554
Total Commercial Paper
(Cost $21,726,268)				21,724,859

Money Market Fund | less than 0.1% of portfolio
		Shares
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.27(f)	1,937	1,937
Total Money Market Fund
(Cost $1,937)			1,937
Total Investments in Securities
(Cost $562,151,071) | 100.0%			$559,117,879
(a)	Variable coupon rate as of December 31, 2018.
(b)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. The securities have been determined to be liquid under criteria established by the Fund's Board of Directors. The total of such securities at period-end amounts to $153,043,552 and represents 27.4% of total investments.
(c)	Zero coupon rate, purchased at a discount.
(d)	Step coupon security, the current rate may be adjusted upwards before maturity date.
(e)	Security did not mature on maturity date. While additional principal and interest have been received past the maturity date, the amount and timing of future payments is uncertain.
(f)	7-day yield at December 31, 2018.
AMBAC - American Municipal Bond Assurance Corporation
LLC - Limited Liability Company
NA - National Association
ABS - Asset-Backed Security
N.V. - Naamloze Vennootschap
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
PLC - Public Limited Company
AG - Aktiengesellschaft
BV - Besloten Vennootschap
SA - Sociedad Anonima or Societe Anonyme
FHLMC - Federal Home Loan Mortgage Corporation
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Stock Index Fund  |  December 31, 2018

	Cost	Value
Investment in S&P 500 Index Master Portfolio	$48,480,023	$134,049,424
Substantially all the assets of the Stock Index Fund are invested in the S&P 500 Index Master Portfolio managed by BlackRock Fund Advisors. As of December 31, 2018, the Stock Index Fund's ownership interest in the S&P 500 Index Master Portfolio was 0.78%. See the Portfolio of Investments for the S&P 500 Index Master Portfolio for holdings information.

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments
Value Fund  |  December 31, 2018

Common Stocks | 99.0% of portfolio
	Shares	Value
Communication Services | 5.5%
Diversified Telecommunication Services
Verizon Communications, Inc.	234,000	$13,155,480
Interactive Media & Services
Alphabet, Inc., Class C (a)	34,000	35,210,740
Total Communication Services		48,366,220
Consumer Discretionary | 2.7%
Distributors
Genuine Parts Co.	240,400	23,083,208
Total Consumer Discretionary		23,083,208
Energy | 10.2%
Energy Equipment & Services
Helmerich & Payne, Inc.	110,000	5,273,400
Oil, Gas & Consumable Fuels
Chevron Corp.	295,000	32,093,050
ConocoPhillips	452,400	28,207,140
Marathon Oil Corp.	163,100	2,338,854
Royal Dutch Shell PLC ADR	353,000	21,158,820
Total Energy		89,071,264
Financials | 13.7%
Banks
Bank of America Corp.	750,200	18,484,928
Citigroup, Inc.	296,000	15,409,760
JPMorgan Chase & Co.	342,600	33,444,612
Wells Fargo & Co.	221,000	10,183,680
Insurance
Allstate Corp.	369,000	30,490,470
Chubb Ltd.	85,469	11,040,885
Total Financials		119,054,335
Health Care | 21.9%
Health Care Equipment & Supplies
Abbott Laboratories	399,000	28,859,670
Medtronic PLC	198,465	18,052,376
Life Sciences Tools & Services
Mettler-Toledo International, Inc. (a)	45,000	25,451,100
Pharmaceuticals
Bristol-Myers Squibb Co.	719,700	37,410,006
Merck & Co., Inc.	456,000	34,842,960
Pfizer, Inc.	1,007,000	43,955,550
Roche Holding AG ADR	90,000	2,797,200
Total Health Care		191,368,862
Common Stocks | 99.0% of portfolio (Continued)
	Shares	Value
Industrials | 12.2%
Airlines
Southwest Airlines Co.	844,100	$39,233,768
Industrial Conglomerates
Honeywell International, Inc.	231,100	30,532,932
Machinery
Parker-Hannifin Corp.	246,400	36,748,096
Total Industrials		106,514,796
Information Technology | 22.6%
Communications Equipment
Cisco Systems, Inc.	893,500	38,715,355
Electronic Equipment, Instruments & Components
TE Connectivity Ltd.	262,850	19,879,346
IT Services
Leidos Holdings Inc.	250,750	13,219,540
Visa Inc., Class A	356,000	46,970,640
Semiconductors & Semiconductor Equipment
Intel Corp.	703,000	32,991,790
Software
Microsoft Corp.	427,000	43,370,390
Tyler Technologies, Inc. (a)	10,000	1,858,200
Total Information Technology		197,005,261
Materials | 10.2%
Chemicals
DowDuPont, Inc.	711,900	38,072,412
Containers & Packaging
Avery Dennison Corp.	400,000	35,932,000
Bemis Co., Inc.	333,600	15,312,240
Total Materials		89,316,652
Total Common Stocks
(Cost $459,347,432)		863,780,598

Money Market Fund | 1.0% of portfolio

State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.27% (b)	8,788,539	8,788,539
Total Money Market Fund
(Cost $8,788,539)		8,788,539
Total Investments in Securities
(Cost $468,135,971) | 100.0%		$872,569,137

(a)	Non-income producing.
(b)	7-day yield at December 31, 2018.
ADR - American Depositary Deposit
PLC - Public Limited Company
AG - Aktiengesellschaft
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Growth Fund  |  December 31, 2018

Common Stocks | 97.9% of portfolio
	Shares	Value
Communication Services | 15.4%
Entertainment
Activision Blizzard, Inc.	18,100	$842,917
Netflix, Inc. (a)	8,045	2,153,325
Interactive Media & Services
Alphabet, Inc., Class C (a)	4,470	4,629,177
Alphabet, Inc., Class A (a)	9,042	9,448,528
Facebook, Inc., Class A (a)	56,531	7,410,649
IAC/InterActiveCorp (a)	5,000	915,200
Tencent Holdings Ltd. ADR	116,933	4,615,345
Total Communication Services		30,015,141
Consumer Discretionary | 20.5%
Auto Components
Aptiv PLC	35,578	2,190,537
Automobiles
Tesla Inc. (a)	7,244	2,410,803
Hotels, Restaurants & Leisure
Hilton Worldwide Holdings, Inc.	27,128	1,947,790
Las Vegas Sands Corp.	21,700	1,129,485
McDonald's Corp.	6,956	1,235,177
Restaurant Brands International Inc.	23,800	1,244,740
Internet & Direct Marketing Retail
Alibaba Group Holding Ltd. ADR (a)	23,891	3,274,739
Amazon.com, Inc. (a)	10,782	16,194,241
Booking Holdings, Inc. (a)	2,097	3,611,915
Multiline Retail
Dollar General Corp.	23,120	2,498,810
Specialty Retail
Ross Stores, Inc.	27,000	2,246,400
Textiles, Apparel & Luxury Goods
NIKE, Inc., Class B	24,500	1,816,430
Total Consumer Discretionary		39,801,067
Consumer Staples | 1.0%
Tobacco
Philip Morris International, Inc.	27,502	1,836,034
Total Consumer Staples		1,836,034
Financials | 4.1%
Capital Markets
Charles Schwab Corp.	80,357	3,337,226
Intercontinental Exchange, Inc.	24,075	1,813,570
Morgan Stanley	33,855	1,342,351
TD Ameritrade Holding Corp.	29,009	1,420,280
Total Financials		7,913,427
Health Care | 21.0%
Biotechnology
Alexion Pharmaceuticals, Inc. (a)	11,143	1,084,882
Vertex Pharmaceuticals, Inc. (a)	19,735	3,270,287
Common Stocks | 97.9% of portfolio (Continued)
	Shares	Value
Health Care | 21.0% (Continued)
Health Care Equipment & Supplies
Becton, Dickinson & Co.	18,235	$4,108,710
Intuitive Surgical, Inc. (a)	9,346	4,475,987
Stryker Corp.	26,908	4,217,829
Health Care Providers & Services
Anthem, Inc.	10,193	2,676,987
Centene Corp. (a)	10,676	1,230,943
Cigna Corp.	29,669	5,634,736
HCA Healthcare, Inc.	25,680	3,195,876
Humana, Inc.	5,506	1,577,359
UnitedHealth Group, Inc.	24,283	6,049,381
WellCare Health Plans, Inc. (a)	4,640	1,095,458
Pharmaceuticals
Eli Lilly & Co.	18,201	2,106,220
Total Health Care		40,724,655
Industrials | 8.8%
Aerospace & Defense
Boeing Co.	30,809	9,935,902
Northrop Grumman Corp.	8,384	2,053,242
Spirit AeroSystem Holdings, Inc., Class A	13,999	1,009,188
Commercial Services & Supplies
Waste Connections, Inc.	20,650	1,533,263
Industrial Conglomerates
Honeywell International, Inc.	7,331	968,572
Machinery
Fortive Corp.	11,831	800,485
Road & Rail
Kansas City Southern	9,358	893,221
Total Industrials		17,193,873
Information Technology | 26.0%
IT Services
Fidelity National Information Services, Inc.	6,573	674,061
Global Payments, Inc.	20,608	2,125,303
PayPal Holdings, Inc. (a)	31,200	2,623,608
Visa Inc., Class A	70,373	9,285,014
Semiconductors & Semiconductor Equipment
ASML Holding NV ADR	5,000	778,100
Maxim Integrated Products, Inc.	19,481	990,609
Software
Intuit, Inc.	17,160	3,377,946
Microsoft Corp.	124,696	12,665,373
Red Hat, Inc. (a)	24,289	4,266,120
salesforce.com, Inc. (a)	19,900	2,725,703
ServiceNow, Inc. (a)	8,687	1,546,720
Splunk Inc. (a)	15,400	1,614,690
VMware, Inc., Class A	22,513	3,087,208
Workday, Inc., Class A (a)	11,276	1,800,551

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Growth Fund  |  December 31, 2018  |  (Continued)
Common Stocks | 97.9% of portfolio (Continued)
	Shares	Value
Information Technology | 26.0% (Continued)
Technology Hardware, Storage & Peripherals
Apple, Inc.	19,200	$3,028,608
Total Information Technology		50,589,614
Utilities | 1.1%
Multi-Utilities
Sempra Energy	11,834	1,280,320
Water Utilities
American Water Works Co., Inc.	10,100	916,777
Total Utilities		2,197,097
Total Common Stocks
(Cost $146,056,044)		190,270,908

Money Market Fund | 2.1% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.27% (b)	4,133,811	$4,133,811
Total Money Market Fund
(Cost $4,133,811)		4,133,811
Total Investments in Securities
(Cost $150,189,855) | 100.0%		$194,404,719

(a)	Non-income producing.
(b)	7-day yield at December 31, 2018.
ADR - American Depositary Deposit
PLC - Public Limited Company
NV - Naamloze Vennottschap
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
Small-Company Stock Fund  |  December 31, 2018

Common Stocks | 92.3% of portfolio
	Shares	Value
Communication Services | 0.6%
Diversified Telecommunication Services
ORBCOMM Inc. (a)	355,505	$2,936,471
Total Communication Services		2,936,471
Consumer Discretionary | 14.5%
Distributors
Core-Mark Holding Company, Inc.	728,631	16,940,671
Hotels, Restaurants & Leisure
BJ’s Restaurants, Inc.	406,990	20,581,484
Cracker Barrel Old Country Store, Inc.	107,262	17,146,904
Textiles, Apparel & Luxury Goods
G-III Apparel Group, Ltd. (a)	585,252	16,322,678
Total Consumer Discretionary		70,991,737
Energy | 0.3%
Energy Equipment & Services
RPC, Inc.	150,000	1,480,500
Total Energy		1,480,500
Financials | 21.9%
Banks
FB Financial Corp.	161,577	5,658,427
Glacier Bancorp, Inc.	404,000	16,006,480
Metropolitan Bank Holding Corp. (a)	200,000	6,170,000
National Bankshares, Inc. (Virginia) (b)	381,799	13,908,938
State Bank Financial Corp.	431,510	9,316,301
Texas Capital Bancshares, Inc. (a)	126,917	6,484,189
Consumer Finance
Encore Capital Group, Inc. (a)	763,789	17,949,041
Insurance
Kinsale Capital Group, Inc.	266,808	14,823,853
National General Holdings Corp.	691,963	16,752,424
Total Financials		107,069,653
Health Care | 7.9%
Health Care Equipment & Supplies
ICU Medical, Inc. (a)	30,000	6,888,900
STERIS PLC	193,762	20,703,470
Health Care Providers & Services
AMN Healthcare Services, Inc. (a)	90,000	5,099,400
Life Sciences Tools & Services
NanoString Technologies, Inc. (a)	395,418	5,864,049
Total Health Care		38,555,819
Industrials | 22.9%
Aerospace & Defense
BWX Technologies, Inc.	40,000	1,529,200
Common Stocks | 92.3% of portfolio (Continued)
	Shares	Value
Industrials | 22.9% (Continued)
Commercial Services & Supplies
Interface, Inc.	193,624	$2,759,142
Construction & Engineering
Dycom Industries, Inc. (a)	353,105	19,081,794
Primoris Services Corp.	677,400	12,958,662
Machinery
NN, Inc.	1,348,200	9,046,422
Standex International Corp.	18,702	1,256,400
Welbilt, Inc. (a)	759,400	8,436,934
Road & Rail
Covenant Transportation Group, Inc., Class A (a)	605,200	11,619,840
Knight-Swift Transportation Holdings Inc.	607,732	15,235,841
Werner Enterprises, Inc.	574,181	16,961,307
Trading Companies & Distributors
Applied Industrial Technologies, Inc.	246,874	13,316,384
Total Industrials		112,201,926
Information Technology | 16.0%
Electronic Equipment, Instruments & Components
Belden Inc.	337,585	14,100,925
IT Services
Cass Information Systems, Inc.	295,434	15,634,368
ManTech International Corp., Class A	325,082	17,000,163
Software
Descartes Systems Group Inc. (The) (a)	628,898	16,640,641
j2 Global, Inc	217,154	15,066,145
Total Information Technology		78,442,242
Materials | 8.2%
Chemicals
Ingevity Corp. (a)	40,000	3,347,600
PolyOne Corp.	449,246	12,848,435
Construction Materials
Summit Materials, Inc., Class A (a)	1,140,829	14,146,280
Containers & Packaging
Myers Industries, Inc.	633,639	9,574,285
Total Materials		39,916,600
Total Common Stocks
(Cost $415,855,767)		451,594,948

Exchange Traded Fund | 1.4% of portfolio

iShares Core S&P Small-Cap ETF	100,000	6,932,000
Total Exchange Traded Fund
(Cost $7,016,614)		6,932,000

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  Small-Company Stock Fund  |  December 31, 2018  |  (Continued)
Money Market Fund | 6.3% of portfolio
	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.27% (c)	30,867,942	$30,867,942
Total Money Market Fund
(Cost $30,867,942)		30,867,942
Total Investments in Securities
(Cost $453,740,323) | 100.0%		$489,394,890
(a)	Non-income producing.
(b)	During the period ended December 31, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate Persons	Shares Held at December 31, 2017	Shares Purchased	Shares Sold	Shares Held at December 31, 2018	Value at December 31, 2018	Income	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
National Bankshares, Inc. (Virginia)	415,717	—	33,918	381,799	$13,908,938	$503,018	$479,941	$(3,443,827)
(c)	7-day yield at December 31, 2018.
PLC - Public Limited Company
ETF - Exchange-Traded Fund
S&P - Standard & Poor's
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Portfolio of Investments
International Equity Fund  |  December 31, 2018

Common Stocks | 94.2% of portfolio
	Shares	Value
Brazil | 0.3%
Ambev SA ADR	52,620	$206,270
Total Brazil		206,270
Britain | 7.2%
HSBC Holdings PLC	120,820	996,732
Royal Dutch Shell PLC, Class B	77,805	2,326,174
Unilever PLC	28,014	1,470,813
Total Britain		4,793,719
Canada | 2.2%
Canadian National Railway Co.	19,707	1,460,486
Total Canada		1,460,486
China | 0.8%
Baidu, Inc. ADR (a)	3,275	519,415
Total China		519,415
Denmark | 1.0%
Novozymes A/S, Class B	15,400	688,109
Total Denmark		688,109
France | 10.8%
Air Liquide SA	15,285	1,898,023
Dassault Systèmes SE	15,676	1,861,992
L’Oréal SA	9,135	2,090,310
LVMH Moët Hennessy—Louis Vuitton SE	4,368	1,278,844
Total France		7,129,169
Germany | 16.3%
adidas AG	3,246	678,378
Allianz SE REG	13,111	2,634,723
Bayer AG REG	27,482	1,911,339
Bayerische Motoren Werke AG	12,386	1,004,568
FUCHS PETROLUB SE	3,802	152,700
Infineon Technologies AG	80,005	1,601,833
SAP SE ADR	17,931	1,785,031
Symrise AG	13,571	1,005,517
Total Germany		10,774,089
Hong Kong | 4.1%
AIA Group Ltd.	326,800	2,714,665
Total Hong Kong		2,714,665
India | 0.6%
HDFC Bank Ltd. ADR	1,990	206,144
ICICI Bank Ltd. ADR	16,680	171,637
Total India		377,781
Common Stocks | 94.2% of portfolio (Continued)
	Shares	Value
Israel | 3.3%
Check Point Software Technologies Ltd. (a)	21,460	$2,202,869
Total Israel		2,202,869
Italy | 0.9%
Tenaris, SA ADR	26,281	560,311
Total Italy		560,311
Japan | 17.0%
Chugai Pharmaceutical Co., Ltd.	12,800	742,390
Dentsu Inc.	16,800	750,300
FANUC Corp.	5,000	758,798
JGC Corp.	47,400	667,121
Keyence Corp.	3,800	1,920,694
Komatsu Ltd.	28,700	616,761
Kubota Corp.	90,700	1,289,184
M3, Inc.	93,500	1,259,559
MonotaRO Co., Ltd.	48,800	1,202,985
Park24 Co., Ltd.	31,200	687,060
Sysmex Corp.	15,300	726,613
Unicharm Corp.	18,700	604,794
Total Japan		11,226,259
Mexico | 0.5%
Fomento Economico Mexicano, SAB de CV ADR	2,740	235,777
Grupo Financiero Banorte SAB de CV	24,635	120,256
Total Mexico		356,033
Republic of South Korea | 0.3%
Samsung Electronics Co., Ltd. GDR	228	197,568
Total Republic of South Korea		197,568
Russia | 0.3%
Yandex NV, Class A (a)	8,295	226,868
Total Russia		226,868
Singapore | 3.4%
DBS Group Holdings Ltd.	129,300	2,248,507
Total Singapore		2,248,507
South Africa | 1.3%
Aspen Pharmacare Holdings Ltd.	11,000	102,935
Naspers Ltd., Class N	3,108	622,273
Sasol Ltd.	4,521	134,348
Total South Africa		859,556

Portfolio of Investments	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  International Equity Fund  |  December 31, 2018  |  (Continued)
Common Stocks | 94.2% of portfolio (Continued)
	Shares	Value
Spain | 2.5%
Banco Bilboa Vizcaya Argentaria SA	247,406	$1,314,174
Grifols, SA	12,266	322,005
Total Spain		1,636,179
Sweden | 5.4%
Alfa Laval AB	38,672	831,343
Atlas Copco AB, Class A	67,427	1,608,675
Epiroc AB, Class A (a)	32,467	308,586
Skandinaviska Enskilda Banken AB, Class A	85,289	829,085
Total Sweden		3,577,689
Switzerland | 11.5%
Lonza Group AG REG	4,490	1,167,197
Nestlé SA ADR	32,335	2,624,397
Roche Holding AG REG	7,472	1,854,990
Sonova Holding AG REG	5,909	971,712
Temenos Group AG REG	8,331	1,001,076
Total Switzerland		7,619,372
Taiwan | 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	20,200	745,582
Total Taiwan		745,582
United States of America | 3.4%
Linde PLC	9,284	1,473,776
Schlumberger Ltd.	21,353	770,416
Total United States of America		2,244,192
Total Common Stocks
(Cost $57,552,448)		62,364,688

Preferred Stocks | 2.5% of portfolio
	Shares	Value
Brazil | 0.7%
Itaú Unibanco Holding SA ADR	47,730	$436,252
Total Brazil		436,252
Germany | 0.6%
FUCHS PETROLUB SE	9,378	387,706
Total Germany		387,706
Republic of South Korea | 0.7%
Samsung Electronics Co., Ltd. REG GDR	618	445,353
Total Republic of South Korea		445,353
Spain | 0.5%
Grifols, SA ADR	19,289	354,146
Total Spain		354,146
Total Preferred Stocks
(Cost $1,189,363)		1,623,457

Money Market Fund | 3.3% of portfolio

State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.27% (b)	2,197,975	2,197,975
Total Money Market Fund
(Cost $2,197,975)		2,197,975
Total Investments in Securities
(Cost $60,939,786) | 100.0%		$66,186,120

(a)	Non-income producing.
(b)	7-day yield at December 31, 2018.
ADR - American Depositary Deposit
SA - Sociedad Anonima or Societe Anonyme
PLC - Public Limited Company
A/S - Aktieselskab
SE - Societas Europaea
AG - Aktiengesellschaft
REG - Registered Shares
SAB de CV - Sociedad Anonima Bursatil de Capital Variable
SAB - Sociedad Anonima Bursatil
GDR - Global Depositary Receipt
NV - Naamloze Vennottschap
AB - Aktiebolag
The accompanying notes are an integral part of these financial statements.	Portfolio of Investments

Statements of Assets and Liabilities
December 31, 2018

Assets	Daily Income Fund	Short-Term Government Securities Fund
Investments in securities, at value (cost: $164,172,088, $77,218,489, $562,151,071, $48,480,023, $468,135,971, $150,189,855, $453,740,323 and $60,939,786, respectively)	$164,172,088	$76,658,194
Investment securities sold	—	—
Dividends, interest, and tax reclaims	94,069	286,704
Capital shares sold	280,693	50,174
Prepaid expenses	17,607	10,065
Total Assets	164,564,457	77,005,137
Liabilities
Investment securities purchased	—	—
Accrued expenses	39,842	29,669
Independent Director's deferred compensation	63,624	25,359
Due to RE Advisers	88,020	30,057
Due to custodian	—	—
Capital shares redeemed	517,727	915
Dividends	1,455	950
Total Liabilities	710,668	86,950
Net Assets	$163,853,789	$76,918,187
Net Assets Consist Of:
Distributable earnings (losses)	(63,625)	(591,381)
Paid-in-capital applicable to outstanding shares of 163,917,373, 14,954,120, 108,629,252, 7,172,452, 18,767,937, 20,098,696, 19,048,273 and 9,076,900, respectively	163,917,414	77,509,568
Net Assets	$163,853,789	$76,918,187
Net Asset Value Per Share	$1.00	$5.14

Statements of Assets and Liabilities	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$559,117,879	$134,049,424	$872,569,137	$194,404,719	$489,394,890	$66,186,120
822,134	38,904	5,772,585	295,380	9,261,723	242,998
3,060,193	—	895,843	88,153	386,669	247,292
622,383	40,998	768,185	148,785	812,678	13,276
34,577	16,234	47,507	21,535	32,851	13,247
563,657,166	134,145,560	880,053,257	194,958,572	499,888,811	66,702,933

822,134	—	1,846,126	—	6,921,325	485,863
180,975	59,389	231,178	45,915	149,341	48,442
133,477	26,473	223,774	18,495	165,399	47,976
352,779	45,610	470,034	132,316	444,094	30,722
85	—	—	—	—	—
119,067	79,902	2,016,169	294,717	5,216,082	8,054
16,110	—	—	—	—	—
1,624,627	211,374	4,787,281	491,443	12,896,241	621,057
$562,032,539	$133,934,186	$875,265,976	$194,467,129	$486,992,570	$66,081,876

(3,184,859)	85,579,473	411,733,325	44,983,466	76,990,186	(101,167)
565,217,398	48,354,713	463,532,651	149,483,663	410,002,384	66,183,043
$562,032,539	$133,934,186	$875,265,976	$194,467,129	$486,992,570	$66,081,876
$5.17	$18.67	$46.64	$9.68	$25.57	$7.28
The accompanying notes are an integral part of these financial statements.	Statements of Assets and Liabilities

Statements of Operations
For the Period Ended December 31, 2018

Investment Income	Daily Income Fund	Short-Term Government Securities Fund
Interest	$3,011,363	$1,615,917
Dividends	—	—
Allocated from Master Portfolio
Dividends	—	—
Interest	—	—
Total Investment Income	3,011,363	1,615,917
Expenses
Management fees	829,885	343,623
Shareholder servicing fees	151,648	81,002
Custodian and accounting fees	82,988	99,267
Director and Board meeting expenses	44,101	20,164
Legal and audit fees	42,506	21,344
Registration fees	35,347	27,094
Printing	18,304	12,587
Communication	11,428	6,263
Insurance	6,599	2,861
Other expenses	6,595	15,692
Administration fees	—	—
Allocated from Master Portfolio	—	—
Total Expenses	1,229,401	629,897
Less fees waived by RE Advisers	—	(57,161)
Net Expenses	1,229,401	572,736
Net Investment Income	1,781,962	1,043,181
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	—	1,404
Net change in unrealized apprecation (depreciation)	—	(143,002)
Net Gain (Loss) On Investments	—	(141,598)
Net Increase (Decrease) In Net Assets From Operations	$1,781,962	$901,583

(a)	Includes foreign tax withholding expense of $14,164 in Value Fund, $8,458 in Growth Fund, and $168,466 in International Equity Fund.
(b)	Represents realized and unrealized gain on investments allocated from the Master Portfolio.

Statements of Operations	The accompanying notes are an integral part of these financial statements.

Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Equity Fund
$15,370,584	$—	$512,089	$72,019	$473,138	$42,156
—	—	22,131,898(a)	1,992,593(a)	10,880,283	1,743,201(a)

—	2,850,014	—	—	—	—
—	47,722	—	—	—	—
15,370,584	2,897,736	22,643,987	2,064,612	11,353,421	1,785,357

3,306,894	—	4,903,641	1,335,112	7,496,933	562,289
205,547	171,080	415,542	171,065	347,963	141,220
230,128	50,098	204,840	80,151	201,078	102,695
153,928	40,792	281,541	49,058	276,850	19,648
141,763	38,890	247,314	47,049	219,705	20,448
55,239	30,784	73,547	31,795	81,637	24,633
41,476	25,865	72,875	25,430	55,666	23,559
20,718	16,959	45,246	16,188	34,857	14,817
21,975	5,597	41,649	6,298	47,247	2,758
57,135	23,569	28,791	8,357	22,760	7,041
—	371,514	—	—	—	—
—	57,496	—	—	—	—
4,234,803	832,644	6,314,986	1,770,503	8,784,696	919,108
—	—	—	—	—	(176,748)
4,234,803	832,644	6,314,986	1,770,503	8,784,696	742,360
11,135,781	2,065,092	16,329,001	294,109	2,568,725	1,042,997

203,351	1,283,303(b)	81,100,003	19,033,343	217,695,361	1,091,500
(1,270,313)	(10,109,545)(b)	(156,332,971)	(13,337,473)	(433,694,859)	(11,742,258)
(1,066,962)	(8,826,242)	(75,232,968)	5,695,870	(215,999,498)	(10,650,758)
$10,068,819	$(6,761,150)	$(58,903,967)	$5,989,979	$(213,430,773)	$(9,607,761)
The accompanying notes are an integral part of these financial statements.	Statements of Operations

Statements of Changes in Net Assets

	Daily Income Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,781,962	$321,540
Net realized gain on investments	—	—
Net change in unrealized appreciation (depreciation)	—	—
Increase (decrease) in net assets from operations	1,781,962	321,540
Distributions to Shareholders(a)
Distributions to shareholders	(1,781,962)	(327,804)
Total Distributions to shareholders	(1,781,962)	(327,804)
Capital Share Transactions
Net capital share transactions	(10,073,437)	(21,924,369)
Total increase (decrease) in net assets from capital transactions	(10,073,437)	(21,924,369)
Total Increase (Decrease) In Net Assets	(10,073,437)	(21,930,633)
Net Assets(b)
Beginning of year	$173,927,226	$195,857,859
End of year	$163,853,789	$173,927,226

(a)	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended December 31, 2017, distributions from net investment income and net realized gains were $327,804 and $0 for the Daily Income Fund, $760,216 and $26,366 for the Short-Term Government Securities Fund, $8,723,255 and $201,698 for the Short-Term Bond Fund, $1,289,561 and $0 for the Stock Index Fund, $19,512,051 and $38,098,789 for the Value Fund, $0 and $11,978,459 for the Growth Fund, $2,147,900 and $52,725,579 for the Small-Company Stock Fund, $695,011 and $0 for the International Equity Fund, respectively.
(b)	Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of -$63,625 for the Daily Income Fund, -$25,359 for the Short-Term Government Securities Fund, -$133,171 for the Short-Term Bond Fund, $605,727 for the Stock Index Fund, -$144,426 for the Value Fund, -$18,495 for the Growth Fund, -$150,589 for the Small-Company Stock Fund and -$47,771 for the International Equity Fund.

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Short-Term Government Securities Fund		Short-Term Bond Fund		Stock Index Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$1,043,181	$757,509	$11,135,781	$8,660,533	$2,065,092	$1,902,527
1,404	36,075	203,351	267,593	1,283,303	890,088
(143,002)	(143,248)	(1,270,313)	(920,260)	(10,109,545)	22,891,278
901,583	650,336	10,068,819	8,007,866	(6,761,150)	25,683,893

(1,059,685)	(786,582)	(11,376,055)	(8,924,953)	(2,625,112)	(1,289,561)
(1,059,685)	(786,582)	(11,376,055)	(8,924,953)	(2,625,112)	(1,289,561)

1,651,517	2,452,567	13,097,696	10,145,252	(1,773,979)	(2,338,989)
1,651,517	2,452,567	13,097,696	10,145,252	(1,773,979)	(2,338,989)
1,493,415	2,316,321	11,790,460	9,228,165	(11,160,241)	22,055,343

$75,424,772	$73,108,451	$550,242,079	$541,013,914	$145,094,427	$123,039,084
$76,918,187	$75,424,772	$562,032,539	$550,242,079	$133,934,186	$145,094,427

The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Statements of Changes in Net Assets (Continued)

	Value Fund
	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) In Net Assets
Operations
Net investment income	$16,329,001	$19,564,125
Net realized gain on investments	81,100,003	38,097,841
Net change in unrealized appreciation (depreciation)	(156,332,971)	149,259,290
Increase (decrease) in net assets from operations	(58,903,967)	206,921,256
Distributions to Shareholders(a)
Distributions to shareholders	(89,984,419)	(57,610,840)
Total Distributions to shareholders	(89,984,419)	(57,610,840)
Capital Share Transactions
Net capital share transactions	(94,554,235)	13,570,649
Total increase (decrease) in net assets from capital transactions	(94,554,235)	13,570,649
Total Increase (Decrease) In Net Assets	(243,442,621)	162,881,065
Net Assets(b)
Beginning of year	$1,118,708,597	$955,827,532
End of year	$875,265,976	$1,118,708,597

(a)	Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 8. For the year ended December 31, 2017, distributions from net investment income and net realized gains were $327,804 and $0 for the Daily Income Fund, $760,216 and $26,366 for the Short-Term Government Securities Fund, $8,723,255 and $201,698 for the Short-Term Bond Fund, $1,289,561 and $0 for the Stock Index Fund, $19,512,051 and $38,098,789 for the Value Fund, $0 and $11,978,459 for the Growth Fund, $2,147,900 and $52,725,579 for the Small-Company Stock Fund, $695,011 and $0 for the International Equity Fund, respectively.
(b)	Parenthetical disclosure of undistributed net investment income is no longer required. See Note 8. For the year ended December 31, 2017, end of year net assets included undistributed net investment income of -$63,625 for the Daily Income Fund, -$25,359 for the Short-Term Government Securities Fund, -$133,171 for the Short-Term Bond Fund, $605,727 for the Stock Index Fund, -$144,426 for the Value Fund, -$18,495 for the Growth Fund, -$150,589 for the Small-Company Stock Fund and -$47,771 for the International Equity Fund.

Statements of Changes in Net Assets	The accompanying notes are an integral part of these financial statements.

Growth Fund		Small-Company Stock Fund		International Equity Fund
Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017

$294,109	$(177,856)	$2,568,725	$1,768,637	$1,042,997	$665,498
19,033,343	12,531,408	217,695,361	61,526,126	1,091,500	1,442,275
(13,337,473)	33,478,879	(433,694,859)	76,877,680	(11,742,258)	13,349,482
5,989,979	45,832,431	(213,430,773)	140,172,443	(9,607,761)	15,457,255

(20,113,936)	(11,978,459)	(122,418,197)	(54,873,479)	(1,151,141)	(695,011)
(20,113,936)	(11,978,459)	(122,418,197)	(54,873,479)	(1,151,141)	(695,011)

30,570,695	26,884,927	(454,592,108)	(130,083,090)	2,702,686	5,401,845
30,570,695	26,884,927	(454,592,108)	(130,083,090)	2,702,686	5,401,845
16,446,738	60,738,899	(790,441,078)	(44,784,126)	(8,056,216)	20,164,089

$178,020,391	$117,281,492	$1,277,433,648	$1,322,217,774	$74,138,092	$53,974,003
$194,467,129	$178,020,391	$486,992,570	$1,277,433,648	$66,081,876	$74,138,092
The accompanying notes are an integral part of these financial statements.	Statements of Changes in Net Assets

Financial Highlights
Daily Income Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	0.01	—(a,b,c)	—(a,b,c)	—(a,b,c)	—(a,b,c)
Net realized and unrealized gain (loss) on investments	—	—	—	—	—
Total from investment operations	0.01	—	—	—	—
Distributions
Net investment income	(0.01)	—(c)	—(c)	—(c)	—(c)
Net realized gain	—	—	—	—	—
Total distributions	(0.01)	—	—	—	—
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	1.08%	0.18%	0.01%	0.01%	0.01%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$163,854	$173,927	$195,858	$193,156	$196,771
Ratio of net investment income to average net assets	1.07%	0.17%(a,b)	0.00%(a,b,d)	0.00%(a,b,d)	0.00%(a,b,d)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.74%	0.71%	0.71%	0.68%	0.66%
Ratio of expenses to average net assets	0.74%	0.66%(a,b)	0.37%(a,b)	0.14%(a,b)	0.09%(a,b)

(a)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued through May 11, 2017.
(b)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.
(c)	Less than $0.01 per share.
(d)	Less than 0.01%.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Short-Term Government Securities Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$5.15	$5.16	$5.18	$5.20	$5.19
Income from investment operations
Net investment income	0.07	0.05	0.04	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.01)	(0.01)	(0.02)	(0.02)	0.01
Total from investment operations	0.06	0.04	0.02	0.02	0.06
Distributions
Net investment income	(0.07)	(0.05)	(0.04)	(0.04)	(0.05)
Net realized gain	—(a)	—(a)	—(a)	—(a)	—(a)
Total distributions	(0.07)	(0.05)	(0.04)	(0.04)	(0.05)
Net Asset Value, End of Year	$5.14	$5.15	$5.16	$5.18	$5.20
Total Return	1.20%	0.87%	0.45%	0.46%	1.16%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$76,918	$75,425	$73,108	$73,048	$76,661
Ratio of net investment income to average net assets	1.37%(b)	1.02%(b)	0.81%(b)	0.84%	0.95%
Ratio of gross expenses before expense limitation to average net assets	0.82%	0.81%	0.78%	0.77%	0.71%
Ratio of expenses to average net assets	0.75%(b)	0.75%(b)	0.75%(b)	0.77%	0.71%
Portfolio turnover rate	40%	33%	26%	32%	20%

(a)	Less than $0.01 per share.
(b)	Excludes expenses in excess of a 0.75% contractual expense limitation with RE Advisers, in effect through April 30, 2019.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Short-Term Bond Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$5.19	$5.19	$5.18	$5.23	$5.22
Income from investment operations
Net investment income	0.10	0.08	0.08	0.07	0.07
Net realized and unrealized gain (loss) on investments	(0.02)	—(a)	0.01	(0.05)	0.01
Total from investment operations	0.08	0.08	0.09	0.02	0.08
Distributions
Net investment income	(0.10)	(0.08)	(0.08)	(0.07)	(0.07)
Net realized gain	—(a)	—(a)	—	—	—
Total distributions	(0.10)	(0.08)	(0.08)	(0.07)	(0.07)
Net Asset Value, End of Year	$5.17	$5.19	$5.19	$5.18	$5.23
Total Return	1.69%	1.65%	1.75%	0.43%	1.56%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$562,033	$550,242	$541,014	$542,251	$571,695
Ratio of net investment income to average net assets	2.02%	1.59%	1.49%	1.38%	1.35%
Ratio of expenses to average net assets	0.77%	0.76%	0.76%	0.74%	0.73%
Portfolio turnover rate	39%	32%	31%	20%	26%

(a)	Less than $0.01 per share.

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Stock Index Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$20.02	$16.67	$15.20	$15.33	$13.74
Income from investment operations
Net investment income	0.32	0.27	0.25	0.25	0.22
Net realized and unrealized gain (loss) on investments	(1.30)	3.26	1.47	(0.13)	1.59
Total from investment operations	(0.98)	3.53	1.72	0.12	1.81
Distributions
Net investment income	(0.37)	(0.18)	(0.25)	(0.25)	(0.22)
Net realized gain	—	—	—	—	—
Total distributions	(0.37)	(0.18)	(0.25)	(0.25)	(0.22)
Net Asset Value, End of Year	$18.67	$20.02	$16.67	$15.20	$15.33
Total Return	-4.95%	21.16%	11.33%	0.79%	13.15%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$133,934	$145,094	$123,039	$114,436	$116,163
Ratio of net investment income to average net assets	1.39%	1.42%	1.57%	1.49%	1.49%
Ratio of expenses to average net assets	0.56%	0.55%	0.58%	0.54%	0.54%
Portfolio turnover rate (a)	N/A	N/A	N/A	N/A	N/A

(a)	See Appendix for the portfolio turnover of the S&P 500 Index Master Portfolio.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Value Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$55.26	$47.70	$46.77	$50.79	$45.46
Income from investment operations
Net investment income	0.91	1.00	1.10	0.94	0.78
Net realized and unrealized gain (loss) on investments	(4.39)	9.52	4.60	(1.59)	5.41
Total from investment operations	(3.48)	10.52	5.70	(0.65)	6.19
Distributions
Net investment income	(0.91)	(1.00)	(1.10)	(0.94)	(0.78)
Net realized gain	(4.23)	(1.96)	(3.67)	(2.43)	(0.08)
Total distributions	(5.14)	(2.96)	(4.77)	(3.37)	(0.86)
Net Asset Value, End of Year	$46.64	$55.26	$47.70	$46.77	$50.79
Total Return	-6.36%	22.17%	12.26%	-1.28%	13.66%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$875,266	$1,118,709	$955,828	$899,158	$938,857
Ratio of net investment income to average net assets	1.55%	1.92%	2.26%	1.85%	1.64%
Ratio of expenses to average net assets	0.60%	0.60%	0.62%	0.59%	0.61%
Portfolio turnover rate	1%	7%	9%	8%	2%

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
Growth Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$10.36	$8.07	$8.00	$7.79	$7.92
Income from investment operations
Net investment income	0.02	—	—	—	—
Net realized and unrealized gain (loss) on investments	0.41	3.04	0.19	0.73	0.66
Total from investment operations	0.43	3.04	0.19	0.73	0.66
Distributions
Net investment income	(0.02)	—	—	—	—
Net realized gain	(1.09)	(0.75)	(0.12)	(0.52)	(0.79)
Total distributions	(1.11)	(0.75)	(0.12)	(0.52)	(0.79)
Net Asset Value, End of Year	$9.68	$10.36	$8.07	$8.00	$7.79
Total Return	3.96%	37.68%	2.54%	9.43%	8.38%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$194,467	$178,020	$117,281	$114,329	$93,717
Ratio of net investment income (loss) to average net assets	0.14%	(0.12)%	(0.14)%(a)	(0.32)%	(0.32)%(a)
Ratio of gross expenses before expense limitation to average net assets	0.86%	0.93%	0.98%	0.95%	0.97%
Ratio of expenses to average net assets	0.86%	0.93%	0.95%(a)	0.95%	0.95%(a)
Portfolio turnover rate	34%	37%	39%	40%	49%

(a)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2019.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Financial Highlights
Small-Company Stock Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$44.11	$41.13	$35.45	$39.28	$36.86
Income from investment operations
Net investment income	0.15	0.08	0.14	0.15	0.14
Net realized and unrealized gain (loss) on investments	(11.45)	4.86	6.55	(2.19)	2.80
Total from investment operations	(11.30)	4.94	6.69	(2.04)	2.94
Distributions
Net investment income	(0.15)	(0.08)	(0.14)	(0.15)	(0.14)
Net realized gain	(7.09)	(1.88)	(0.87)	(1.64)	(0.38)
Total distributions	(7.24)	(1.96)	(1.01)	(1.79)	(0.52)
Net Asset Value, End of Year	$25.57	$44.11	$41.13	$35.45	$39.28
Total Return	-26.18%	11.99%	18.85%	-5.18%	7.97%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$486,993	$1,277,434	$1,322,218	$1,211,351	$1,059,800
Ratio of net investment income to average net assets	0.26%	0.14%	0.34%	0.43%	0.38%
Ratio of expenses to average net assets	0.90%	0.88%	0.89%	0.86%	0.89%
Portfolio turnover rate	5%	7%	14%	16%	3%

Financial Highlights	The accompanying notes are an integral part of these financial statements.

Financial Highlights
International Equity Fund

	Year Ended December 31,
For a Share Outstanding Throughout Each Year	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Year	$8.49	$6.69	$6.44	$7.17	$8.13
Income from investment operations
Net investment income	0.12	0.08	0.07	0.47	0.24
Net realized and unrealized gain (loss) on investments	(1.20)	1.80	0.24	(0.72)	(0.96)
Total from investment operations	(1.08)	1.88	0.31	(0.25)	(0.72)
Distributions
Net investment income	(0.13)	(0.08)	(0.06)	(0.48)	(0.24)
Net realized gain	—	—	—	—	—
Total distributions	(0.13)	(0.08)	(0.06)	(0.48)	(0.24)
Net Asset Value, End of Year	$7.28	$8.49	$6.69	$6.44	$7.17
Total Return	-12.74%	28.12%	4.85%	-3.48%	-8.90%
Ratios/Supplemental Data
Net assets, end of year (thousands)	$66,082	$74,138	$53,974	$53,144	$207,774
Ratio of net investment income to average net assets	1.39%(a)	1.03%(a)	1.22%(a,b)	1.87%(a,b)	3.04%
Ratio of gross expenses before voluntary expense limitation to average net assets	1.23%	1.25%	1.46%	1.01%	0.97%
Ratio of expenses to average net assets	0.99%(a)	0.99%(a)	0.97%(a,b)	0.87%(a,b)	0.97%
Portfolio turnover rate	16%	11%	112%(c)	62%	24%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2019.
(b)	RE Adviser waived additional management fees equal to the difference between the fee that would have been paid to the previous subadviser, Mercator and the fee paid to SSgA Funds Management Inc., beginning September 7, 2015 through January 14, 2016, the period in which SSgA Funds Management Inc. was subadviser.
(c)	Unusually high due to change in strategy and subadviser on January 15, 2016.
The accompanying notes are an integral part of these financial statements.	Financial Highlights

Notes to Financial Statements

1.    Organization
Homestead Funds, Inc. (“Homestead Funds”) is a Maryland corporation registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Homestead Funds currently consists of eight funds: Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund (each a “Fund” and collectively the “Funds”).
Each Fund is a separate investment portfolio with distinct investment objectives, investment programs, policies and restrictions. The investment objectives of the Funds, as well as the nature and risks of the investment activities of each Fund, are set forth more fully in Homestead Funds’ Prospectus and Statement of Additional Information. All of the Funds are diversified for purposes of the Act. The Growth Fund is currently operating as a diversified fund. The Fund previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for the Growth Fund to resume operating as non-diversified.
The Stock Index Fund pursues its investment objective by seeking to replicate the total return performance of the S&P 500 Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. At December 31, 2018, the Stock Index Fund was operating as a feeder fund, whereby substantially all of its assets are invested in the S&P 500 Index Master Portfolio (“Master Portfolio”), an open-end investment company managed by BlackRock Fund Advisors. At December 31, 2018, the Stock Index Fund’s investment constituted 0.78% of the Master Portfolio. The financial statements of the Master Portfolio are contained in the Appendix of this report and should be read in conjunction with the financial statements for the Stock Index Fund.
2.    Summary of Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Homestead Funds is considered an Investment Company under GAAP and follows the accounting and reporting guidance set forth in ASC Topic 946 Financial Services—Investment Companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation: Each Fund’s net asset value per share is determined as of the close of the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. ET), each day that the NYSE is open for business ("Valuation Time"). Portfolio securities for which market quotations are readily available are valued at current market value as of the Valuation Time in accordance with the Portfolio Securities Valuation Policies and Procedures (“Valuation Procedures”) adopted by the Board. Market value is generally determined on the basis of official closing prices or the last reported sales prices and/or may be based on quotes or prices (including evaluated prices) supplied by the Funds’ approved independent pricing services. Portfolio securities for which market quotations are not readily available are valued at fair value by RE Advisers Corporation (“Adviser” or “RE Advisers”) or a Fund’s subadvisor, as determined in good faith in accordance with the Valuation Procedures.
The Board has delegated day-to-day responsibility for determining the fair value of securities to the Adviser and the Funds' subadvisors. RE Advisers has chartered an internal Valuation Committee to oversee the implementation of the Valuation Procedures, oversee the fair valuation decisions of the subadvisors, monitor the valuation process, and provide quarterly reports to the Board. The Valuation Committee reports all instances of fair valuation to the Board at each quarterly Board meeting, as applicable.
A disclosure hierarchy that categorizes the inputs used to value assets and liabilities at measurement date has been established under GAAP. These inputs are summarized into three broad levels as follows:
•  Level 1—quoted prices in active markets for identical investments;
•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair valuation of investments).
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period.
The Funds use the following valuation techniques to value securities by major category:

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Registered investment company shares (other than shares of exchange-traded funds and closed-end fund shares that trade on an exchange) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The Funds invest in regulated investment companies that seek to maintain a share price of $1.00 and are categorized as Level 1 in the hierarchy.
Domestic equity securities and exchange traded funds that are traded on a national securities exchange are valued at the closing price as reported by an independent pricing service from the primary market in which the securities trade and are categorized as Level 1. Securities not traded or dealt in upon a national securities exchange for which over-the-counter market quotations are readily available generally are valued (i) at the last quoted sales price (if adequate trading volume is present) or, (ii) otherwise at the last bid price.
Foreign equity securities that are traded on a foreign exchange are valued based on the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated. Foreign equity securities that are fair valued are categorized as Level 2 in the hierarchy and foreign equity securities not fair valued are categorized as Level 1.
Fixed income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are valued (1) by an independent pricing service based on market prices, or broker/dealer quotations, (2) market value generated by an independent pricing service, or (3) market value generated by RE Advisers using a pricing matrix or model based on benchmark yields, issuer, spreads, monthly payment information or other available market information for securities of similar characteristics. For purposes of the Valuation Procedures, the process described in (3) is deemed to be a fair valuation of such portfolio securities, solely for the purpose of the applicability of the fair valuation determinations set forth in the Valuation Procedures. For fixed-income securities, the security is valued following the sequence above and flows to the next method only if the prior method is not available.
Fixed income securities utilizing these methods are generally categorized as Level 2. Fixed income securities that are valued using only a broker quote, absent corroborating observable inputs are categorized as Level 3.
Fixed income securities and commercial paper held in the Daily Income Fund are valued at amortized cost and are categorized as Level 2 in the hierarchy. Under the amortized cost method, discounts and premiums on securities purchased are amortized over the lives of the respective securities. The value of the securities using amortized cost would be approximately the same as using fair value without amortized cost.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Adviser or Funds’ subadvisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by the Funds’ Adviser or subadvisor Funds’ based on the Valuation Procedures approved by the Board. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available. Such securities are generally categorized as Level 3 in the hierarchy.
The Stock Index Fund records its investment in the Master Portfolio at the market value of its proportionate interest in the net assets of the Master Portfolio. For purposes of determining the net asset value of the Stock Index Fund, the securities of the Master Portfolio are priced by the investment advisor to the Master Portfolio under the direction of the Board of Trustees of the Master Portfolio. The policies and procedures are discussed in the notes to the Master Portfolio’s financial statements, included in the Appendix of this report.
The following table summarizes each Fund’s investments, based on the inputs used to determine their values on December 31, 2018 (other than Stock Index Fund). The level classifications of the Master Portfolio as of December 31, 2018 are included in the Appendix.
Daily Income Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$154,949,433	$ —	$154,949,433
Money Market Fund	9,222,655	—	—	9,222,655
Total	$9,222,655	$154,949,433	$ —	$164,172,088

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Short-Term Government Securities Fund	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$ —	$44,517,696	$ —	$44,517,696
Corporate Bonds Guaranteed by Export-Import Bank of the United States	—	16,351,039	—	16,351,039
Corporate Bonds–Other	—	6,445,741	—	6,445,741
Asset-Backed Securities	—	2,605,880	—	2,605,880
Mortgage-Backed Securities	—	1,656,732	—	1,656,732
Municipal Bond	—	221,555	—	221,555
Commercial Paper	—	3,667,470	—	3,667,470
Certificates of Deposit	—	1,191,262	—	1,191,262
Money Market Fund	819	—	—	819
Total	$819	$76,657,375	$ —	$76,658,194

Short-Term Bond Fund
Corporate Bonds–Other	$ —	$209,044,289	$ —	$209,044,289
Asset-Backed Securities	—	121,388,634	—	121,388,634
Municipal Bonds	—	81,323,271	—	81,323,271
U.S. Government & Agency Obligations	—	63,538,643	—	63,538,643
Yankee Bonds	—	57,474,207	—	57,474,207
Mortgage-Backed Securities	—	4,317,951	—	4,317,951
Corporate Bond Guaranteed by Export-Import Bank of the United States	—	304,088	—	304,088
Commercial Paper	—	21,724,859	—	21,724,859
Money Market Fund	1,937	—	—	1,937
Total	$1,937	$559,115,942	$ —	$559,117,879

Value Fund
Common Stocks	$863,780,598	$ —	$ —	$863,780,598
Money Market Fund	8,788,539	—	—	8,788,539
Total	$872,569,137	$ —	$ —	$872,569,137

Growth Fund
Common Stocks	$190,270,908	$ —	$ —	$190,270,908
Money Market Fund	4,133,811	—	—	4,133,811
Total	$194,404,719	$ —	$ —	$194,404,719

Small-Company Stock Fund
Common Stocks	$451,594,948	$ —	$ —	$451,594,948
Exchange Traded Fund	6,932,000	—	—	6,932,000
Money Market Fund	30,867,942	—	—	30,867,942
Total	$489,394,890	$ —	$ —	$489,394,890

International Equity Fund
Common Stocks	$9,408,630	$52,956,058	$ —	$62,364,688
Preferred Stocks	1,623,457	—	—	1,623,457
Money Market Fund	2,197,975	—	—	2,197,975
Total	$13,230,062	$52,956,058	$ —	$66,186,120
There was one security in the Short-Term Bond Fund with a market value of $186,459 which was transferred from a Level 3 to a Level 2 during the period due to a change in pricing vendor, resulting in greater transparency into the valuation inputs.
Foreign currency: The International Equity Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms. Foreign-denominated assets, including investment securities and liabilities are translated into U.S. dollars at the exchange rate at the end of the period. Purchases and sales of investment securities and income and dividends received are translated into U.S. dollars at the exchange rate in effect on the transaction date. Currency gains and losses and the effects of exchange rate fluctuations on investments are included with the realized and unrealized gain (loss) on investment securities.

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Distributions to shareholders: Dividends to shareholders are recorded on the ex-dividend date. Ordinary income dividends for the Daily Income, Short-Term Government Securities and Short-Term Bond Funds are declared daily and paid monthly. Ordinary income dividends for Value Fund are declared and paid semi-annually. Ordinary income dividends for the Stock Index, Growth, Small-Company Stock and International Equity Funds are declared and paid annually. Capital gains dividends, if any, are declared and paid at the end of each fiscal year. Any unpaid capital gains will be paid in June of the subsequent year, but no later than the extended due date of the federal tax return.
Other: Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, and expenses are recorded on the accrual basis. Investment transactions are recorded as of the trade date. Realized gains and losses from investment transactions are reported on the identified cost basis.
The Stock Index Fund records a pro rata share of the Master Portfolio’s income, expenses, and realized and unrealized gains and losses in addition to the Fund’s own expenses, which are accrued daily.
In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on claims that may be made against the Funds in the future and therefore cannot be estimated; however, the Funds have not had prior claims or losses pursuant to these contracts.
Management considered events occurring between the date of this report, December 31, 2018, and the date of issuance of this report in determining adjustments to the financial statements or necessary disclosures in this report.
3.    Federal Income Tax Information
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no provision for Federal income taxes is required.
Management has analyzed the Funds’ tax positions and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations.
Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of the following: futures and options transactions, foreign currency transactions, losses deferred due to wash sales, losses deferred due to post-October losses, return of capital distributions, partnership investments, deferred Director’s fees, passive foreign investment company transactions, and REIT transactions, which are reflected as "other book/tax differences" in the following tables.
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Reclassifications recorded in 2018 include paydown losses for Short-Term Government Securities and Short-Term Bond Fund, prior year excise tax and expiration of capital loss carry forwards for Stock Index Fund, distribution redesignations for Growth Fund, deemed distributions due to equalization for Small Company Stock Fund, and foreign currency transactions and expiration of capital loss carry forwards for International Equity Fund. The tax reclassifications for 2018 are reflected below. Undistributed net investment income and undistributed capital gains are included in distributable earnings in the Statement of Assets and Liabilities.
	Undistributed Net Investment Income	Undistributed Capital Gains	Paid in Capital
Daily Income Fund	$—	$—	$—
Short-Term Gov. Securities Fund	$(794)	$794	$—
Short-Term Bond Fund	$16,110	$(16,110)	$—
Stock Index Fund	$195,625	$1,253,495	$(1,449,120)
Value Fund	$—	$—	$—
Growth Fund	$(1,400)	$1,400	$—
Small-Company Stock Fund	$(58,256)	$(64,738,225)	$64,796,481
International Equity Fund	$(13,134)	$5,381,327	$(5,368,193)

Tax character of distributions paid in 2018 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$1,781,962	$—	$—	$1,781,962
Short-Term Gov. Securities Fund	$1,044,071	$15,614	$—	$1,059,685
Short-Term Bond Fund	$11,180,740	$195,315	$—	$11,376,055
Stock Index Fund	$2,625,112	$—	$—	$2,625,112
Value Fund	$16,389,345	$73,595,074	$—	$89,984,419
Growth Fund	$1,391,923	$18,722,013	$—	$20,113,936
Small-Company Stock Fund	$2,497,047	$119,921,150	$—	$122,418,197
International Equity Fund	$1,151,141	$—	$—	$1,151,141

Tax character of distributions paid in 2017 was as follows:
	Ordinary Income	Long-Term Gain	Return of Capital	Total Distributions
Daily Income Fund	$327,804	$—	$—	$327,804
Short-Term Gov. Securities Fund	$780,516	$6,066	$—	$786,582
Short-Term Bond Fund	$8,733,870	$191,083	$—	$8,924,953
Stock Index Fund	$1,289,561	$—	$—	$1,289,561
Value Fund	$19,512,051	$38,094,378	$4,411	$57,610,840
Growth Fund	$653	$11,977,806	$—	$11,978,459
Small-Company Stock Fund	$1,784,728	$53,082,550	$6,201	$54,873,479
International Equity Fund	$677,198	$—	$17,813	$695,011
Amounts reflected in ordinary income include short-term gain distributions.

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
The tax character of distributable earnings/(accumulated losses) at December 31, 2018 was as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/ Depreciation	Capital Loss Carryforward/ Late Year Loss Deferral	Other Book/Tax Differences	Total Distributable Earnings (Losses)
Daily Income Fund	$—	$—	$—	$—	$(63,625)	$(63,625)
Short-Term Gov. Securities Fund	$—	$—	$(560,295)	$(4,886)	$(26,200)	$(591,381)
Short-Term Bond Fund	$—	$—	$(3,033,191)	$(11,165)	$(140,503)	$(3,184,859)
Stock Index Fund	$255,713	$—	$83,859,500	$—	$1,464,260	$85,579,473
Value Fund	$19,004	$7,504,929	$404,433,166	$—	$(223,774)	$411,733,325
Growth Fund	$14,575	$1,887,858	$43,891,079	$(791,551)	$(18,495)	$44,983,466
Small-Company Stock Fund	$28,232	$41,472,807	$35,654,546	$—	$(165,399)	$76,990,186
International Equity Fund	$—	$—	$5,241,709	$(5,294,135)	$(48,741)	$(101,167)

For Short-Term Government Securities Fund $4,886 represents short-term capital loss carry forwards with no expiration. For Short-Term Bond Fund $11,165 represents losses incurred between November 1st and December 31st and which will reverse the first day of 2019. For Stock Index Fund, $1,521,953 of capital loss carry forwards were utilized in 2018 and $1,434,031 expired. For Growth Fund, $791,551 represents losses incurred between November 1st and December 31st and which will reverse the first day of 2019. For International Equity Fund, $119,114 represents losses incurred between November 1st and December 31st and which will reverse the first day of 2019, $2,024,069 represents short-term capital loss carry forwards with no expiration, and $3,150,952 represents long-term capital loss carry forwards with no expiration. International Equity Fund utilized $1,099,507 of capital loss carry forwards in 2018 and $5,368,193 expired.
At December 31, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value was as follows:
	Tax Cost	Tax Appreciation	Tax Depreciation	Net Tax Appreciation (Depreciation)
Daily Income Fund	$164,172,088	$—	$—	$—
Short-Term Gov. Securities Fund	$77,218,489	$62,669	$(622,964)	$(560,295)
Short-Term Bond Fund	$562,151,070	$2,020,539	$(5,053,730)	$(3,033,191)
Value Fund	$468,135,971	$411,955,635	$(7,522,469)	$404,433,166
Growth Fund	$150,513,640	$50,181,231	$(6,290,152)	$43,891,079
Small-Company Stock Fund	$453,740,344	$83,292,276	$(47,637,730)	$35,654,546
International Equity Fund	$60,944,411	$9,408,550	$(4,166,841)	$5,241,709

Net unrealized appreciation/(depreciation) of Stock Index Fund in the Master Portfolio consists of an allocated portion of the portfolio’s unrealized appreciation/(depreciation). For information pertaining to the unrealized appreciation/(depreciation) for the Master Portfolio, please refer to the Appendix of this report.
4.    Investment Transactions
Purchases and proceeds from sales of securities, other than short-term and U.S. Government securities, for the period ended December 31, 2018, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$7,046,590	$11,321,716
Short-Term Bond Fund	$197,403,412	$202,117,289
Value Fund	$11,351,250	$167,187,627
Growth Fund	$77,202,025	$68,147,495
Small-Company Stock Fund	$45,614,923	$636,384,739
International Equity Fund	$14,178,235	$11,506,432
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Purchases and proceeds from sales of long-term U.S. Government securities, for the period ended December 31, 2018, were as follows:
	Purchases	Proceeds from Sale
Short-Term Gov. Securities Fund	$27,620,991	$15,716,776
Short-Term Bond Fund	$36,848,291	$2,592,036
5.    Related Parties
The investment management agreements between Homestead Funds, with respect to each Fund (other than the Stock Index Fund), and RE Advisers, an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), provide for an annual investment management fee, that also provides for certain administrative services to the Funds, which is computed daily and paid monthly, based on each Fund’s average daily net assets. The annualized management fee rates for the Funds are 0.50% of average daily net assets for Daily Income Fund; 0.45% of average daily net assets for Short-Term Government Securities Fund; 0.60% of average daily net assets for Short-Term Bond Fund; 0.65% of average daily net assets up to $200 million, 0.50% of average daily net assets up to the next $200 million, 0.40% of average daily net assets in excess of $400 million for Value Fund; 0.65% of average daily net assets up to $250 million and 0.60% of average daily net assets in excess of $250 million for the Growth Fund; 0.85% of average daily net assets up to $200 million and 0.75% of average daily net assets in excess of $200 million for Small-Company Stock Fund; and 0.75% of average daily net assets up to $300 million, 0.65% of average daily net assets up to the next $100 million, 0.55% of average daily net assets up to the next $100 million, and 0.50% of average daily net assets in excess of $500 million for International Equity Fund.
T. Rowe Price Associates, Inc. (“T. Rowe”) is the subadvisor for the Growth Fund and Harding Loevner LP (“Harding”) is the subadvisor for the International Equity Fund. The subadvisors select, buy, and sell securities under the supervision and oversight of RE Advisers and the Board of Directors. RE Advisers pays the subadvisors from the fees it receives from the Funds. SSGA Funds Management, Inc. ("SSGA FM") served as interim subadvisor to the International Equity Fund from September 7, 2015 until January 8th, 2016. Harding Loevner LP began as subadvisor on January 15, 2016 after a transition period.
RE Advisers serves as the administrator for the Stock Index Fund pursuant to an Administrative Services Agreement with the fund, under which RE Advisers provides certain administrative services to the Fund. Pursuant to this agreement, RE Advisers receives a fee of 0.25% of the Fund's average daily net assets. In addition, the Stock Index Fund is allocated a management fee from the Master Portfolio, calculated daily at an annual rate of 0.04% of its average daily net assets. This fee includes advisory, custody, and administrative fees provided by the Master Portfolio on behalf of its investors. The financial information for the Master Portfolio is included in the Appendix.
RE Advisers has agreed, as part of the Expense Limitation Agreement entered into with Homestead Funds, with respect to each Fund, to waive its management fee and/or reimburse all Fund operating expenses, excluding certain non-recurring expenses, such as taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, expenses not incurred in the ordinary course of business, or, in the case of each Fund other than the Stock Index Fund, fees and expenses associated with an investment in another investment company or any company that would be an investment company under Section 3(a) of the Act, but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the Act, which in any year exceed 0.80% of the average daily net assets of the Daily Income Fund and Short-Term Bond Fund, 0.75% of the average daily net assets of the Short-Term Government Securities Fund and Stock Index Fund, 1.25% of the average daily net assets of Value Fund, 0.95% of the average daily net assets of Growth Fund, 1.50% of the average daily net assets of Small-Company Stock Fund and 0.99% of the average daily net assets of the International Equity Fund.
On August 14, 2009, RE Advisers voluntarily agreed to waive fees and/or reimburse expenses, if necessary, in order to assist the Daily Income Fund in maintaining a minimum yield (the "temporary waiver"). The temporary waiver continued from 2009 through May 11, 2017.
For the period beginning September 7, 2015 through January 14, 2016, RE Advisers, pursuant to a contractual waiver with the International Equity Fund, waived from the management fee due to it from International Equity Fund the amount equal to the subadvisory fees it would have paid to Mercator Asset Management L.P., the Fund's subadvisor prior to September 7, 2015, less the amount it paid to SSGA FM for subadvisory services during such period.
Pursuant to the Expense Limitation Agreement, management fees waived for the period ended December 31, 2018 amounted to $57,161 for Short-Term Government Securities Fund and $176,748 for International Equity Fund.

Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
Under a Deferred Compensation Plan (the “Plan”), Independent Directors of the Funds may elect to defer receipt of all or a specified portion of their compensation. Deferred amounts are credited with the earnings and losses equal to those made as if the deferred amounts were invested in one or more of the Funds, as designated by each participating Independent Director. Deferred amounts remain in the Fund until distributed in accordance with the Plan. The liability is reflected as Independent Director’s deferred compensation on the Statement of Assets and Liabilities and the expense is included in Director and Board meeting expenses on the Statement of Operations.
As of December 31, 2018, certain unaffiliated shareholders of record, including omnibus accounts, held greater than 10% of the net assets of the Funds as follows: there was one such account in the Value Fund, accounting for 13% of the outstanding shares and four such accounts in the Small-Company Stock Fund, accounting for 16%, 16%, 15%, and 15% of the outstanding shares, respectively.
6.    Capital Share Transactions
As of December 31, 2018, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund, and International Equity Fund. Transactions in capital shares were as follows:
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2018
In Dollars
Daily Income Fund	$99,834,828	$1,759,707	$101,594,535	$(111,667,972)	$(10,073,437)
Short-Term Government Securities Fund	$13,050,967	$1,047,397	$14,098,364	$(12,446,847)	$1,651,517
Short-Term Bond Fund	$92,746,007	$11,174,708	$103,920,715	$(90,823,019)	$13,097,696
Stock Index Fund	$19,057,748	$2,608,256	$21,666,004	$(23,439,983)	$(1,773,979)
Value Fund	$92,336,077	$87,189,015	$179,525,092	$(274,079,327)	$(94,554,235)
Growth Fund	$51,575,108	$19,984,976	$71,560,084	$(40,989,389)	$30,570,695
Small-Company Stock Fund	$96,766,231	$120,348,694	$217,114,925	$(671,707,033)	$(454,592,108)
International Equity Fund	$10,465,592	$1,138,797	$11,604,389	$(8,901,703)	$2,702,686

In Shares
Daily Income Fund	99,834,828	1,759,707	101,594,535	(111,667,972)	(10,073,437)
Short-Term Government Securities Fund	2,546,237	204,330	2,750,567	(2,428,212)	322,355
Short-Term Bond Fund	17,930,290	2,160,822	20,091,112	(17,558,653)	2,532,459
Stock Index Fund	926,146	135,267	1,061,413	(1,134,986)	(73,573)
Value Fund	1,675,097	1,843,395	3,518,492	(4,996,418)	(1,477,926)
Growth Fund	4,553,819	2,027,070	6,580,889	(3,662,673)	2,918,216
Small-Company Stock Fund	2,368,470	4,481,052	6,849,522	(16,759,137)	(9,909,615)
International Equity Fund	1,233,468	156,000	1,389,468	(1,049,807)	339,661
Notes to Financial Statements

Notes to Financial Statements   |   (Continued)
	Shares Sold	Shares Issued In Reinvestment of Dividends	Total Shares Issued	Total Shares Redeemed	Net Increase (Decrease)
Year Ended December 31, 2017
In Dollars
Daily Income Fund	$106,733,220	$322,539	$107,055,759	$(128,980,128)	$(21,924,369)
Short-Term Government Securities Fund	$14,556,313	$774,324	$15,330,637	$(12,878,070)	$2,452,567
Short-Term Bond Fund	$78,765,070	$8,736,276	$87,501,346	$(77,356,094)	$10,145,252
Stock Index Fund	$16,292,299	$1,281,692	$17,573,991	$(19,912,980)	$(2,338,989)
Value Fund	$89,125,547	$56,692,399	$145,817,946	$(132,247,297)	$13,570,649
Growth Fund	$39,036,609	$11,945,685	$50,982,294	$(24,097,367)	$26,884,927
Small-Company Stock Fund	$170,128,814	$54,342,130	$224,470,944	$(354,554,034)	$(130,083,090)
International Equity Fund	$11,961,638	$688,038	$12,649,676	$(7,247,831)	$5,401,845

In Shares
Daily Income Fund	106,733,220	322,539	107,055,759	(128,980,128)	(21,924,369)
Short-Term Government Securities Fund	2,814,475	149,767	2,964,242	(2,489,172)	475,070
Short-Term Bond Fund	15,130,563	1,678,281	16,808,844	(14,861,983)	1,946,861
Stock Index Fund	891,000	63,639	954,639	(1,088,323)	(133,684)
Value Fund	1,740,708	1,040,240	2,780,948	(2,571,633)	209,315
Growth Fund	3,965,416	1,149,309	5,114,725	(2,471,889)	2,642,836
Small-Company Stock Fund	4,049,254	1,226,682	5,275,936	(8,467,705)	(3,191,769)
International Equity Fund	1,525,545	81,594	1,607,139	(934,627)	672,512
7.    Subsequent Events
Management has evaluated the impact of all subsequent events through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in these financial statements.
8.    Recent Accounting Pronouncements
On March 30, 2017, the Financial Accounting Standards Board issued an Accounting Standards Update ("ASU") that shortens the amortization period for the premium on certain callable debt securities to the earliest call date. The effective date is the fiscal year beginning after December 15, 2018. Management is currently evaluating the impact this ASU will have on the financial statements.
On August 17, 2018, the Securities and Exchange Commission released its Final Rule, Disclosure Update and Simplification. The Funds have adopted the amendments in the current reporting period. Components of distributable income have been consolidated in the Statement of Assets and Liabilities and the sources of shareholder distributions have been combined in the Statement of Changes to conform with the new requirements.

Notes to Financial Statements

Directors and Officers
Independent  |  (Unaudited)

Each Director serves until his resignation or until his successor is duly elected and qualified. The Statement of Additional Information (“SAI”) has additional information about the Funds’ Directors and officers and is available online at homesteadfunds.com and, without charge, upon request by calling 800-258-3030.
Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 4301 Wilson Boulevard Arlington, VA 22203 12/01/47	Director; Chairman of the Board; Member of Audit Committee; Member of Compensation Committee	1990-Present	Solo Practitioner (attorney) (2008-Present).	8	None
Douglas W. Johnson 4301 Wilson Boulevard Arlington, VA 22203 06/02/55	Director; Chairman of the Audit Committee; Member of Compensation Committee	2003-Present	CEO, Blue Ridge (Electric Membership Corporation) (1989-Present).	8	None
Kenneth R. Meyer 4301 Wilson Boulevard Arlington, VA 22203 08/11/44	Director; Chairman of Compensation Committee; Member of Audit Committee	2005-Present	Retired (2004-Present).	8	None
Anthony M. Marinello 4301 Wilson Boulevard Arlington, VA 22203 04/13/46	Director; Member of Audit Committee; Member of Compensation Committee	1990-Present	Retired (2004-Present).	8	None
Sheldon C. Petersen 4301 Wilson Boulevard Arlington, VA 22203 02/21/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-Present).	8	None
Mark Rose 4301 Wilson Boulevard Arlington, VA 22203 04/19/53	Director; Member of Audit Committee; Member of Compensation Committee	2005-Present	Consultant, Public Affairs (self-employed) (2017-Present) CEO and General Manager, Bluebonnet Electric Cooperative (2012-2017).	8	None
Peter J. Tonetti 4301 Wilson Boulevard Arlington, VA 22203 02/11/53	Director; Member of Audit Committee; Member of Compensation Committee	2010-Present	Retired (2015-Present); Chief Investment Officer, Hamilton College (2008-2015).	8	None
Directors and Officers

Directors and Officers
Interested  |  (Unaudited)

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Mark D. Santero (1) 4301 Wilson Boulevard Arlington, VA 22203 5/29/61	Director; President; Chief Executive Officer	2018-present	RE Advisers Corporation, President, Chief Executive Officer and Director (2018-Present); Chief Executive Officer, The Dreyfus Corporation (2016-2017); Chief Operating Officer, BNY Mellon Investment Management (2014-2016); OppenheimerFunds Distributor, Inc., Managing Director and Head of Private Client and Trust Banking Group (2010-2014)	8	Not Applicable
Danielle C. Sieverling 4301 Wilson Boulevard Arlington, VA 22303 02/25/71	Chief Compliance Officer	2005-present	Secretary, RE Advisers (2017-2018); Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Chief Compliance Officer, Chief Executive Officer, and Director, RE Investment Corporation (2017 present); Director, RE Investment Corporation (2016);Vice President and Director, RE Investment Corporation (2015-2016); Chief Compliance Officer, RE Investment Corporation (2005-2014)	Not Applicable	Not Applicable
Amy M. DiMauro 4301 Wilson Boulevard Arlington, VA 22203 07/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Senior Director, Finance & Accounting — Mutual Funds, NRECA (2014-present); Director, Finance & Accounting — Mutual Funds, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)	Not Applicable	Not Applicable
John (Jack) Delaney 4301 Wilson Boulevard Arlington, VA 22203 12/19/83	Secretary	2017-present	Secretary, RE Advisers (2018-present); Counsel, Securities Compliance, NRECA (2017-Present); Senior Counsel, The Rock Creek Group, LP (2014-2017); Associate Attorney, Ruddy Law Office PLLC (2011-2014)	Not Applicable	Not Applicable
Jennifer (Laurie) Webster 4301 Wilson Boulevard Arlington, VA 22203 12/19/63	Chief Operations Officer	2017-present	President and Director, RE Investment Corporation (2018-present); Chief Operations Officer, RE Investment Corporation (2017-present); Vice President of Operations and Client Services, RE Advisers (2017-present); Chief Operating Officer, Solomon Hess Capital Management (2017-2017); V.P. Investment Operations and Indexing, Calvert Investments (2014-2017); Director Securities Operations, Calvert Investments (2006-2014)	Not Applicable	Not Applicable
(1)	Mr. Santero is a director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act due to his affiliation with RE Advisers and its affiliates.

                Directors and Officers

Other Tax Information (Unaudited)

The following information for the year ended December 31, 2018, is included pursuant to provisions of the Internal Revenue Code.
The Funds designate the following percentages of dividends declared from net investment income as qualified dividend income for individuals or as dividends received deduction for corporations:
Fund	Qualified Dividend Income for Individuals	Dividends Received Deduction for Corporations
Daily Income Fund	0%	0%
Short-Term Government Securities Fund	0%	0%
Short-Term Bond Fund	0%	0%
Stock Index Fund	95%	89%
Value Fund	100%	98%
Growth Fund	100%	96%
Small-Company Stock Fund	90%	90%
International Equity Fund	84%	84%
The Funds designate the following amounts as long-term capital gains distributed during the year ended December 31, 2018.
Fund	Record Date	Distributions of Short-Term Capital Gains	Distributions of Long-Term Capital Gains
Short-Term Government Securities Fund	6/28/2018	$–	$0.0011
Short-Term Bond Fund	6/28/2018	$0.0001	$0.0002
Short-Term Bond Fund	12/14/2018	$–	$0.0017
Value Fund	12/14/2018	$–	$4.2282
Growth Fund	6/28/2018	$0.0026	$0.0922
Growth Fund	12/14/2018	$0.0583	$0.9343
Small-Company Stock Fund	6/28/2018	$–	$0.3874
Small-Company Stock Fund	12/14/2018	$–	$6.7022
The International Equity Fund designates $0.0185 per share as foreign taxes paid and $0.1156 per share as income earned from foreign sources.
Other Tax Information

Portfolio of Investments
S&P 500 Index Master Portfolio  |  December 31, 2018

Common Stocks | 99.2% of net assets
	Shares	Value
Aerospace & Defense | 2.5%
Arconic, Inc.	341,858	$5,763,726
Boeing Co.	428,984	138,347,340
General Dynamics Corp.	227,286	35,731,632
Harris Corp.	97,397	13,114,506
Huntington Ingalls Industries, Inc.	33,853	6,442,564
L3 Technologies, Inc.	65,545	11,382,545
Lockheed Martin Corp.	201,269	52,700,275
Northrop Grumman Corp.	141,439	34,638,411
Raytheon Co.	232,252	35,615,844
Textron, Inc.	201,917	9,286,163
TransDigm Group, Inc. (a)	40,064	13,624,164
United Technologies Corp.	660,214	70,299,587
Total Aerospace & Defense		426,946,757
Air Freight & Logistics | 0.6%
C.H. Robinson Worldwide, Inc.	108,947	9,161,353
Expeditors International of Washington, Inc.	138,922	9,459,199
FedEx Corp.	198,649	32,048,043
United Parcel Service, Inc., Class B	566,300	55,231,239
Total Air Freight & Logistics		105,899,834
Airlines | 0.4%
Alaska Air Group, Inc.	97,974	5,961,718
American Airlines Group, Inc.	325,899	10,464,617
Delta Air Lines, Inc.	512,953	25,596,354
Southwest Airlines Co.	414,210	19,252,481
United Continental Holdings, Inc. (a)	187,441	15,694,435
Total Airlines		76,969,605
Auto Components | 0.1%
Aptiv PLC	221,644	13,646,621
BorgWarner, Inc.	166,763	5,793,346
Goodyear Tire & Rubber Co.	178,104	3,635,103
Total Auto Components		23,075,070
Automobiles | 0.4%
Ford Motor Co.	3,212,762	24,577,629
General Motors Co.	1,073,242	35,899,945
Harley-Davidson, Inc.	128,117	4,371,352
Total Automobiles		64,848,926
Banks | 5.6%
Bank of America Corp.	7,418,602	182,794,353
BB&T Corp.	628,862	27,242,302
Citigroup, Inc.	1,990,808	103,641,464
Citizens Financial Group, Inc.	395,170	11,748,404
Comerica, Inc.	129,051	8,864,513
Fifth Third Bancorp	546,407	12,856,957
First Republic Bank	135,767	11,798,152
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Banks | 5.6% (Continued)
Huntington Bancshares, Inc.	848,449	$10,113,512
JPMorgan Chase & Co.	2,699,522	263,527,338
KeyCorp	828,871	12,250,713
M&T Bank Corp.	116,427	16,664,197
People's United Financial, Inc.	288,648	4,165,191
PNC Financial Services Group, Inc. (b)	375,510	43,900,874
Regions Financial Corp.	833,745	11,155,508
SunTrust Banks, Inc.	372,254	18,776,492
SVB Financial Group (a)	42,320	8,037,414
U.S. Bancorp	1,235,788	56,475,512
Wells Fargo & Co.	3,446,830	158,829,926
Zions Bancorporation	169,912	6,922,215
Total Banks		969,765,037
Beverages | 1.9%
Brown-Forman Corp., Class B	140,474	6,683,753
Coca-Cola Co.	3,107,865	147,157,408
Constellation Brands, Inc., Class A	135,909	21,856,885
Molson Coors Brewing Co., Class B	149,204	8,379,297
Monster Beverage Corp. (a)	327,366	16,112,954
PepsiCo, Inc.	1,147,079	126,729,288
Total Beverages		326,919,585
Biotechnology | 2.6%
AbbVie, Inc.	1,223,789	112,821,108
Alexion Pharmaceuticals, Inc. (a)	183,191	17,835,476
Amgen, Inc.	517,553	100,752,043
Biogen, Inc. (a)	164,209	49,413,772
Celgene Corp. (a)	571,377	36,619,552
Gilead Sciences, Inc.	1,053,135	65,873,594
Incyte Corp. (a)	140,255	8,918,815
Regeneron Pharmaceuticals, Inc. (a)	63,237	23,619,020
Vertex Pharmaceuticals, Inc. (a)	208,396	34,533,301
Total Biotechnology		450,386,681
Building Products | 0.3%
Allegion PLC	75,427	6,012,286
AO Smith Corp.	112,161	4,789,275
Fortune Brands Home & Security, Inc.	110,954	4,215,143
Johnson Controls International PLC	756,759	22,437,904
Masco Corp.	243,172	7,110,349
Total Building Products		44,564,957
Capital Markets | 2.7%
Affiliated Managers Group, Inc.	41,062	4,001,081
Ameriprise Financial, Inc.	115,616	12,066,842
Bank of New York Mellon Corp.	743,335	34,988,778

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Capital Markets | 2.7% (Continued)
BlackRock, Inc. (b)	98,827	$38,821,222
Cboe Global Markets, Inc.	89,139	8,720,468
Charles Schwab Corp.	981,869	40,777,020
CME Group, Inc.	290,773	54,700,217
E*Trade Financial Corp.	202,442	8,883,155
Franklin Resources, Inc.	234,994	6,969,922
Goldman Sachs Group, Inc.	282,687	47,222,863
Intercontinental Exchange, Inc.	464,012	34,954,024
Invesco Ltd.	327,515	5,482,601
Moody's Corp.	136,735	19,148,369
Morgan Stanley	1,070,571	42,448,140
MSCI, Inc.	70,484	10,391,456
Nasdaq, Inc.	91,261	7,444,160
Northern Trust Corp.	183,352	15,326,394
Raymond James Financial, Inc.	107,809	8,022,068
S&P Global, Inc.	204,305	34,719,592
State Street Corp.	312,117	19,685,219
T. Rowe Price Group, Inc.	197,462	18,229,692
Total Capital Markets		473,003,283
Chemicals | 2.1%
Air Products & Chemicals, Inc.	178,647	28,592,452
Albemarle Corp.	84,262	6,494,072
Celanese Corp., Series A	111,857	10,063,774
CF Industries Holdings, Inc.	183,499	7,984,042
DowDuPont, Inc.	1,871,326	100,078,514
Eastman Chemical Co.	111,653	8,162,951
Ecolab, Inc.	206,675	30,453,561
FMC Corp.	106,998	7,913,572
International Flavors & Fragrances, Inc.	84,285	11,316,947
Linde PLC	448,068	69,916,531
LyondellBasell Industries NV, Class A	258,818	21,523,305
Mosaic Co.	281,703	8,228,545
PPG Industries, Inc.	195,880	20,024,812
Sherwin-Williams Co.	67,060	26,385,428
Total Chemicals		357,138,506
Commercial Services & Supplies | 0.4%
Cintas Corp.	71,953	12,087,384
Copart, Inc. (a)	163,712	7,822,159
Republic Services, Inc.	180,384	13,003,883
Rollins, Inc.	113,328	4,091,141
Waste Management, Inc.	318,486	28,342,069
Total Commercial Services & Supplies		65,346,636
Communications Equipment | 1.1%
Arista Networks, Inc. (a)	41,379	8,718,556
Cisco Systems, Inc.	3,659,285	158,556,819
F5 Networks, Inc. (a)	48,294	7,825,077
Juniper Networks, Inc.	273,875	7,369,976
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Communications Equipment | 1.1% (Continued)
Motorola Solutions, Inc.	135,278	$15,562,381
Total Communications Equipment		198,032,809
Construction & Engineering | 0.1%
Fluor Corp.	106,594	3,432,327
Jacobs Engineering Group, Inc.	95,037	5,555,863
Quanta Services, Inc.	116,201	3,497,650
Total Construction & Engineering		12,485,840
Construction Materials | 0.1%
Martin Marietta Materials, Inc.	49,878	8,572,532
Vulcan Materials Co.	105,823	10,455,312
Total Construction Materials		19,027,844
Consumer Finance | 0.7%
American Express Co.	570,527	54,382,634
Capital One Financial Corp.	390,922	29,549,794
Discover Financial Services	277,910	16,391,132
Synchrony Financial	529,981	12,433,354
Total Consumer Finance		112,756,914
Containers & Packaging | 0.3%
Avery Dennison Corp.	73,011	6,558,578
Ball Corp.	272,557	12,532,171
International Paper Co.	337,912	13,638,128
Packaging Corp. of America	74,956	6,255,828
Sealed Air Corp.	123,671	4,308,698
WestRock Co.	201,966	7,626,236
Total Containers & Packaging		50,919,639
Distributors | 0.1%
Genuine Parts Co.	117,590	11,290,992
LKQ Corp. (a)	249,504	5,920,730
Total Distributors		17,211,722
Diversified Consumer Services | 0.0%
H&R Block, Inc.	162,767	4,129,399
Total Diversified Consumer Services		4,129,399
Diversified Financial Services | 1.9%
Berkshire Hathaway, Inc., Class B (a)	1,581,022	322,813,072
Jefferies Financial Group, Inc.	226,543	3,932,786
Total Diversified Financial Services		326,745,858
Diversified Telecommunication Services | 2.1%
AT&T, Inc.	5,923,729	169,063,225
CenturyLink, Inc.	783,101	11,863,980

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Diversified Telecommunication Services | 2.1% (Continued)
Verizon Communications, Inc.	3,359,635	$188,878,680
Total Diversified Telecommunication Services		369,805,885
Electric Utilities | 2.0%
Alliant Energy Corp.	187,487	7,921,326
American Electric Power Co., Inc.	398,438	29,779,256
Duke Energy Corp.	576,733	49,772,058
Edison International	265,461	15,070,221
Entergy Corp.	149,796	12,892,942
Evergy, Inc.	217,814	12,365,301
Eversource Energy	260,648	16,952,546
Exelon Corp.	782,343	35,283,669
FirstEnergy Corp.	398,299	14,956,127
NextEra Energy, Inc.	385,535	67,013,694
PG&E Corp. (a)	411,966	9,784,192
Pinnacle West Capital Corp.	89,581	7,632,301
PPL Corp.	590,949	16,741,585
Southern Co.	836,566	36,741,979
Xcel Energy, Inc.	418,295	20,609,395
Total Electric Utilities		353,516,592
Electrical Equipment | 0.5%
AMETEK, Inc.	191,707	12,978,564
Eaton Corp. PLC	354,261	24,323,560
Emerson Electric Co.	510,668	30,512,413
Rockwell Automation, Inc.	99,491	14,971,406
Total Electrical Equipment		82,785,943
Electronic Equipment, Instruments & Components | 0.5%
Amphenol Corp., Class A	245,630	19,900,942
Corning, Inc.	655,695	19,808,546
FLIR Systems, Inc.	117,964	5,136,152
IPG Photonics Corp. (a)(c)	28,468	3,225,140
Keysight Technologies, Inc. (a)(c)	148,733	9,233,345
TE Connectivity Ltd.	280,854	21,240,988
Total Electronic Equipment, Instruments & Components		78,545,113
Energy Equipment & Services | 0.5%
Baker Hughes a GE Co.	406,947	8,749,360
Halliburton Co.	720,748	19,157,482
Helmerich & Payne, Inc.	86,463	4,145,036
National Oilwell Varco, Inc.	304,208	7,818,146
Schlumberger Ltd.	1,137,997	41,058,932
TechnipFMC PLC	339,977	6,656,750
Total Energy Equipment & Services		87,585,706
Entertainment | 0.8%
Activision Blizzard, Inc.	622,893	29,008,127
Electronic Arts, Inc. (a)	247,957	19,566,287
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Entertainment | 0.8% (Continued)
Netflix, Inc. (a)	355,186	$95,069,085
Total Entertainment		143,643,499
Equity Real Estate Investment Trusts (REITs) | 2.9%
Alexandria Real Estate Equities, Inc. (c)	92,153	10,619,712
American Tower Corp.	357,515	56,555,298
Apartment Investment & Management Co., Class A	124,190	5,449,457
AvalonBay Communities, Inc.	114,660	19,956,573
Boston Properties, Inc.	128,040	14,410,902
Crown Castle International Corp. (c)	337,162	36,625,908
Digital Realty Trust, Inc. (c)	169,518	18,062,143
Duke Realty Corp.	282,346	7,312,761
Equinix, Inc.	65,823	23,206,557
Equity Residential	303,181	20,012,978
Essex Property Trust, Inc.	54,620	13,393,370
Extra Space Storage, Inc. (c)	101,159	9,152,866
Federal Realty Investment Trust (c)	58,674	6,925,879
HCP, Inc. (c)	394,067	11,006,291
Host Hotels & Resorts, Inc.	587,833	9,799,176
Iron Mountain, Inc.	227,333	7,367,863
Kimco Realty Corp.	327,508	4,797,992
Macerich Co. (c)	84,574	3,660,363
Mid-America Apartment Communities, Inc.	90,873	8,696,546
Prologis, Inc.	515,336	30,260,530
Public Storage (c)	122,299	24,754,541
Realty Income Corp.	242,553	15,290,541
Regency Centers Corp.	135,215	7,934,416
SBA Communications Corp. (a)(c)	93,147	15,079,568
Simon Property Group, Inc.	252,034	42,339,192
SL Green Realty Corp. (c)	67,577	5,343,989
UDR, Inc.	218,971	8,675,631
Ventas, Inc. (c)	291,737	17,092,871
Vornado Realty Trust	137,769	8,545,811
Welltower, Inc. (c)	306,752	21,291,656
Weyerhaeuser Co.	621,963	13,596,111
Total Equity Real Estate Investment Trusts (REITs)		497,217,492
Food & Staples Retailing | 1.5%
Costco Wholesale Corp.	357,246	72,774,583
Kroger Co.	651,913	17,927,607
Sysco Corp.	390,426	24,464,093
Walgreens Boots Alliance, Inc.	656,392	44,851,265
Walmart, Inc.	1,158,132	107,879,996
Total Food & Staples Retailing		267,897,544
Food Products | 1.1%
Archer-Daniels-Midland Co.	458,597	18,788,719

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Food Products | 1.1% (Continued)
Campbell Soup Co.	153,093	$5,050,538
Conagra Brands, Inc.	385,346	8,230,990
General Mills, Inc.	487,545	18,985,002
Hershey Co.	112,215	12,027,204
Hormel Foods Corp.	216,638	9,246,110
J.M. Smucker Co.	90,226	8,435,229
Kellogg Co.	209,079	11,919,594
Kraft Heinz Co.	515,749	22,197,837
Lamb Weston Holdings, Inc.	121,446	8,933,568
McCormick & Co., Inc.	100,395	13,979,000
Mondelez International, Inc., Class A	1,183,371	47,370,341
Tyson Foods, Inc., Class A	244,391	13,050,479
Total Food Products		198,214,611
Health Care Equipment & Supplies | 3.4%
Abbott Laboratories	1,426,328	103,166,304
ABIOMED, Inc. (a)	37,398	12,155,846
Align Technology, Inc. (a)	60,034	12,572,921
Baxter International, Inc.	403,483	26,557,251
Becton, Dickinson & Co.	218,659	49,268,246
Boston Scientific Corp. (a)	1,127,328	39,839,772
Cooper Cos., Inc.	39,378	10,021,701
Danaher Corp.	500,974	51,660,439
Dentsply Sirona, Inc.	177,298	6,597,259
Edwards Lifesciences Corp. (a)	170,390	26,098,636
Hologic, Inc. (a)	214,270	8,806,497
IDEXX Laboratories, Inc. (a)	71,317	13,266,388
Intuitive Surgical, Inc. (a)	93,301	44,683,715
Medtronic PLC	1,091,802	99,310,310
ResMed, Inc.	117,913	13,426,753
Stryker Corp.	253,113	39,675,463
Varian Medical Systems, Inc. (a)(c)	72,395	8,203,077
Zimmer Biomet Holdings, Inc.	167,668	17,390,525
Total Health Care Equipment & Supplies		582,701,103
Health Care Providers & Services | 3.2%
AmerisourceBergen Corp.	124,565	9,267,636
Anthem, Inc.	210,484	55,279,413
Cardinal Health, Inc.	238,006	10,615,068
Centene Corp. (a)	167,119	19,268,821
Cigna Corp. (c)	310,561	58,981,745
CVS Health Corp.	1,054,857	69,114,231
DaVita, Inc. (a)	100,411	5,167,150
HCA Healthcare, Inc.	219,296	27,291,387
Henry Schein, Inc. (a)	121,008	9,501,548
Humana, Inc.	112,843	32,327,263
Laboratory Corp. of America Holdings (a)	80,802	10,210,141
McKesson Corp.	161,421	17,832,178
Quest Diagnostics, Inc.	108,467	9,032,047
UnitedHealth Group, Inc.	782,326	194,893,053
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Health Care Providers & Services | 3.2% (Continued)
Universal Health Services, Inc., Class B	71,817	$8,370,989
WellCare Health Plans, Inc. (a)	39,702	9,373,245
Total Health Care Providers & Services		546,525,915
Health Care Technology | 0.1%
Cerner Corp. (a)	271,259	14,224,822
Total Health Care Technology		14,224,822
Hotels, Restaurants & Leisure | 1.8%
Carnival Corp.	328,205	16,180,507
Chipotle Mexican Grill, Inc. (a)	19,446	8,396,588
Darden Restaurants, Inc.	103,045	10,290,074
Hilton Worldwide Holdings, Inc.	244,453	17,551,725
Marriott International, Inc., Class A	230,943	25,071,172
McDonald's Corp.	627,040	111,343,493
MGM Resorts International	417,840	10,136,798
Norwegian Cruise Line Holdings Ltd. (a)	174,241	7,386,076
Royal Caribbean Cruises Ltd.	140,499	13,739,397
Starbucks Corp.	1,009,956	65,041,167
Wynn Resorts Ltd.	78,376	7,752,170
Yum! Brands, Inc.	255,012	23,440,703
Total Hotels, Restaurants & Leisure		316,329,870
Household Durables | 0.3%
D.R. Horton, Inc.	272,286	9,437,433
Garmin Ltd.	97,192	6,154,197
Leggett & Platt, Inc.	104,824	3,756,892
Lennar Corp., Class A	233,087	9,125,356
Mohawk Industries, Inc. (a)	50,377	5,892,094
Newell Brands, Inc.	362,328	6,735,678
PulteGroup, Inc.	204,600	5,317,554
Whirlpool Corp.	50,020	5,345,637
Total Household Durables		51,764,841
Household Products | 1.7%
Church & Dwight Co., Inc.	203,326	13,370,718
Clorox Co.	104,561	16,117,032
Colgate-Palmolive Co.	705,271	41,977,730
Kimberly-Clark Corp.	281,123	32,031,155
Procter & Gamble Co.	2,024,260	186,069,979
Total Household Products		289,566,614
Independent Power and Renewable Electricity Producers | 0.1%
AES Corp.	525,092	7,592,830
NRG Energy, Inc. (c)	233,163	9,233,255
Total Independent Power and Renewable Electricity Producers		16,826,085

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Industrial Conglomerates | 1.4%
3M Co.	473,972	$90,310,625
General Electric Co.	7,082,769	53,616,561
Honeywell International, Inc.	601,924	79,526,199
Roper Technologies, Inc.	84,684	22,569,980
Total Industrial Conglomerates		246,023,365
Insurance | 2.4%
Aflac, Inc.	615,899	28,060,358
Allstate Corp.	280,580	23,184,325
American International Group, Inc.	723,743	28,522,712
Aon PLC	196,028	28,494,630
Arthur J Gallagher & Co.	152,665	11,251,411
Assurant, Inc.	39,718	3,552,378
Brighthouse Financial, Inc. (a)	89,617	2,731,526
Chubb Ltd.	374,213	48,340,835
Cincinnati Financial Corp.	120,003	9,290,632
Everest Re Group Ltd.	33,888	7,379,451
Hartford Financial Services Group, Inc.	296,680	13,187,426
Lincoln National Corp.	171,057	8,776,935
Loews Corp.	219,232	9,979,441
Marsh & McLennan Cos., Inc.	408,802	32,601,959
MetLife, Inc.	807,297	33,147,615
Principal Financial Group, Inc.	209,736	9,264,039
Progressive Corp.	473,257	28,551,595
Prudential Financial, Inc.	341,996	27,889,774
Torchmark Corp.	79,754	5,944,066
Travelers Cos., Inc.	216,296	25,901,446
Unum Group	173,973	5,111,327
Willis Towers Watson PLC	106,833	16,223,659
Total Insurance		407,387,540
Interactive Media & Services | 4.6%
Alphabet, Inc., Class C (a)	249,959	258,860,040
Alphabet, Inc., Class A (a)	243,209	254,143,677
Facebook, Inc., Class A (a)	1,955,168	256,302,973
Twitter, Inc. (a)	592,383	17,025,087
Total Interactive Media & Services		786,331,777
Internet & Direct Marketing Retail | 3.5%
Amazon.com, Inc. (a)	334,211	501,974,896
Booking Holdings, Inc. (a)	37,742	65,007,575
eBay, Inc. (a)	741,038	20,800,937
Expedia Group, Inc.	98,694	11,117,879
TripAdvisor, Inc. (a)	79,971	4,313,636
Total Internet & Direct Marketing Retail		603,214,923
IT Services | 4.7%
Accenture PLC, Class A	518,678	73,138,785
Akamai Technologies, Inc. (a)	130,397	7,964,649
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
IT Services | 4.7% (Continued)
Alliance Data Systems Corp.	37,366	$5,607,889
Automatic Data Processing, Inc.	357,047	46,816,003
Broadridge Financial Solutions, Inc.	92,811	8,933,059
Cognizant Technology Solutions Corp., Class A	473,813	30,077,649
DXC Technology Co.	230,909	12,277,432
Fidelity National Information Services, Inc.	267,848	27,467,812
Fiserv, Inc. (a)	325,896	23,950,097
FleetCor Technologies, Inc. (a)(c)	73,081	13,572,603
Gartner, Inc. (a)	72,178	9,227,235
Global Payments, Inc.	127,143	13,112,258
International Business Machines Corp.	740,479	84,170,248
Jack Henry & Associates, Inc.	61,172	7,739,481
Mastercard, Inc., Class A	738,235	139,268,033
Paychex, Inc.	262,944	17,130,802
PayPal Holdings, Inc. (a)	958,915	80,635,162
Total System Services, Inc.	139,838	11,367,431
VeriSign, Inc. (a)	87,970	13,045,071
Visa Inc., Class A	1,427,936	188,401,876
Western Union Co.	346,907	5,918,233
Total IT Services		819,821,808
Leisure Products | 0.1%
Hasbro, Inc.	92,868	7,545,525
Mattel, Inc. (a)	265,484	2,652,185
Total Leisure Products		10,197,710
Life Sciences Tools & Services | 1.0%
Agilent Technologies, Inc.	260,809	17,594,175
Illumina, Inc. (a)	119,944	35,974,804
IQVIA Holdings, Inc. (a)	130,739	15,187,950
Mettler-Toledo International, Inc. (a)	20,842	11,787,818
PerkinElmer, Inc.	88,109	6,920,962
Thermo Fisher Scientific, Inc.	327,648	73,324,346
Waters Corp. (a)(c)	60,370	11,388,800
Total Life Sciences Tools & Services		172,178,855
Machinery | 1.5%
Caterpillar, Inc.	480,924	61,111,013
Cummins, Inc.	122,227	16,334,416
Deere & Co.	262,034	39,087,612
Dover Corp.	116,678	8,278,304
Flowserve Corp.	100,523	3,821,885
Fortive Corp.	235,008	15,900,641
Illinois Tool Works, Inc.	250,555	31,742,813
Ingersoll-Rand PLC	201,326	18,366,971
PACCAR, Inc.	287,065	16,402,894
Parker-Hannifin Corp.	109,487	16,328,891
Pentair PLC	123,808	4,677,466

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Machinery | 1.5% (Continued)
Snap-on, Inc.	44,395	$6,450,150
Stanley Black & Decker, Inc.	125,019	14,969,775
Xylem, Inc.	142,778	9,526,148
Total Machinery		262,998,979
Media | 2.4%
CBS Corp., Class B	280,090	12,245,535
Charter Communications, Inc., Class A (a)	144,268	41,112,052
Comcast Corp., Class A	3,698,140	125,921,667
Discovery, Inc., Class A (a)	127,330	3,150,144
Discovery, Inc., Class C (a)	283,312	6,538,841
DISH Network Corp., Class A (a)	182,512	4,557,325
Interpublic Group of Cos., Inc.	305,107	6,294,357
News Corp., Class A	295,564	3,354,651
News Corp., Class B	95,128	1,098,728
Omnicom Group, Inc.	185,440	13,581,626
Twenty-First Century Fox, Inc., Class A	857,684	41,271,754
Twenty-First Century Fox, Inc., Class B	399,373	19,082,042
Viacom, Inc., Class B	280,105	7,198,699
Walt Disney Co.	1,212,038	132,899,967
Total Media		418,307,388
Metals & Mining | 0.2%
Freeport-McMoRan, Inc.	1,197,969	12,351,060
Newmont Mining Corp.	437,535	15,160,588
Nucor Corp.	251,026	13,005,657
Total Metals & Mining		40,517,305
Multi-Utilities | 1.1%
Ameren Corp.	201,176	13,122,710
CenterPoint Energy, Inc.	416,359	11,753,815
CMS Energy Corp.	234,825	11,659,061
Consolidated Edison, Inc.	254,339	19,446,760
Dominion Energy, Inc.	535,780	38,286,839
DTE Energy Co.	149,973	16,542,022
NiSource, Inc.	288,178	7,305,312
Public Service Enterprise Group, Inc.	411,377	21,412,173
SCANA Corp.	113,326	5,414,716
Sempra Energy	222,945	24,120,420
WEC Energy Group, Inc.	258,937	17,933,977
Total Multi-Utilities		186,997,805
Multiline Retail | 0.5%
Dollar General Corp.	216,532	23,402,779
Dollar Tree, Inc. (a)	195,034	17,615,471
Kohl's Corp.	132,816	8,811,013
Macy's, Inc.	244,606	7,284,367
Nordstrom, Inc.	88,174	4,109,790
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Multiline Retail | 0.5% (Continued)
Target Corp.	429,147	$28,362,325
Total Multiline Retail		89,585,745
Oil, Gas & Consumable Fuels | 4.8%
Anadarko Petroleum Corp.	414,553	18,174,004
Apache Corp.	301,654	7,918,418
Cabot Oil & Gas Corp.	341,434	7,631,050
Chevron Corp.	1,553,741	169,031,483
Cimarex Energy Co.	76,071	4,689,777
Concho Resources, Inc. (a)	164,557	16,914,814
ConocoPhillips	935,807	58,347,566
Devon Energy Corp.	376,109	8,477,497
Diamondback Energy, Inc.	128,285	11,892,020
EOG Resources, Inc.	472,586	41,214,225
Exxon Mobil Corp.	3,443,768	234,830,540
Hess Corp.	198,149	8,025,035
HollyFrontier Corp.	124,536	6,366,280
Kinder Morgan, Inc.	1,553,280	23,889,446
Marathon Oil Corp.	694,813	9,963,618
Marathon Petroleum Corp.	563,292	33,239,861
Newfield Exploration Co. (a)	149,552	2,192,432
Noble Energy, Inc.	382,556	7,176,751
Occidental Petroleum Corp.	615,255	37,764,352
ONEOK, Inc.	337,239	18,194,044
Phillips 66	346,242	29,828,748
Pioneer Natural Resources Co.	139,903	18,400,043
Valero Energy Corp.	346,389	25,968,783
Williams Cos., Inc.	1,000,001	22,050,022
Total Oil, Gas & Consumable Fuels		822,180,809
Personal Products | 0.1%
Coty, Inc., Class A	348,716	2,287,577
Estee Lauder Cos., Inc., Class A	179,443	23,345,534
Total Personal Products		25,633,111
Pharmaceuticals | 5.2%
Allergan PLC	259,395	34,670,736
Bristol-Myers Squibb Co.	1,329,425	69,103,511
Eli Lilly & Co.	766,629	88,714,308
Johnson & Johnson	2,182,044	281,592,778
Merck & Co., Inc.	2,114,321	161,555,268
Mylan NV (a)	428,272	11,734,653
Nektar Therapeutics (a)(c)	137,507	4,519,855
Perrigo Co. PLC	99,598	3,859,422
Pfizer, Inc.	4,693,044	204,851,371
Zoetis, Inc.	391,636	33,500,543
Total Pharmaceuticals		894,102,445
Professional Services | 0.3%
Equifax, Inc.	95,836	8,925,207
IHS Markit Ltd. (a)(c)	296,698	14,232,603
Nielsen Holdings PLC	282,363	6,587,529

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Professional Services | 0.3% (Continued)
Robert Half International, Inc.	95,017	$5,434,972
Verisk Analytics, Inc. (a)	136,276	14,859,535
Total Professional Services		50,039,846
Real Estate Management & Development | 0.1%
CBRE Group, Inc., Class A (a)	251,416	10,066,697
Total Real Estate Management & Development		10,066,697
Road & Rail | 1.0%
CSX Corp.	654,890	40,688,316
JB Hunt Transport Services, Inc.	69,115	6,430,459
Kansas City Southern	80,675	7,700,429
Norfolk Southern Corp.	222,841	33,323,643
Union Pacific Corp.	599,062	82,808,340
Total Road & Rail		170,951,187
Semiconductors & Semiconductor Equipment | 3.7%
Advanced Micro Devices, Inc. (a)	727,098	13,422,229
Analog Devices, Inc.	300,091	25,756,811
Applied Materials, Inc.	803,199	26,296,735
Broadcom, Inc.	336,163	85,479,528
Intel Corp.	3,710,169	174,118,231
KLA-Tencor Corp.	127,217	11,384,649
Lam Research Corp.	127,713	17,390,679
Maxim Integrated Products, Inc.	230,848	11,738,621
Microchip Technology, Inc.	195,091	14,030,945
Micron Technology, Inc. (a)	913,727	28,992,558
NVIDIA Corp. (c)	496,600	66,296,100
Qorvo, Inc. (a)	105,305	6,395,173
QUALCOMM, Inc.	986,383	56,135,056
Skyworks Solutions, Inc.	141,213	9,464,095
Texas Instruments, Inc.	778,230	73,542,735
Xilinx, Inc.	205,839	17,531,308
Total Semiconductors & Semiconductor Equipment		637,975,453
Software | 6.2%
Adobe Systems, Inc. (a)	397,590	89,950,762
ANSYS, Inc. (a)	66,528	9,509,512
Autodesk, Inc. (a)	179,650	23,104,786
Cadence Design Systems, Inc. (a)	224,041	9,741,303
Citrix Systems, Inc.	102,013	10,452,252
Fortinet, Inc. (a)	115,150	8,110,014
Intuit, Inc.	211,621	41,657,594
Microsoft Corp.	6,286,142	638,483,443
Oracle Corp.	2,074,557	93,666,249
Red Hat, Inc. (a)	143,919	25,277,933
salesforce.com, Inc. (a)	623,736	85,433,120
Symantec Corp.	506,961	9,579,028
Synopsys, Inc. (a)	118,824	10,009,734
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Software | 6.2% (Continued)
Take-Two Interactive Software, Inc. (a)	95,019	$9,781,256
Total Software		1,064,756,986
Specialty Retail | 2.3%
Advance Auto Parts, Inc.	58,023	9,136,302
AutoZone, Inc. (a)	20,720	17,370,405
Best Buy Co., Inc.	186,826	9,894,305
CarMax, Inc. (a)	139,174	8,730,385
Foot Locker, Inc.	90,561	4,817,845
Gap, Inc.	168,153	4,331,621
Home Depot, Inc.	920,702	158,195,018
L Brands, Inc.	179,580	4,609,819
Lowe's Cos., Inc.	655,284	60,522,030
O'Reilly Automotive, Inc. (a)	65,600	22,588,048
Ross Stores, Inc.	305,994	25,458,701
Tiffany & Co.	86,414	6,957,191
TJX Cos., Inc.	1,012,995	45,321,396
Tractor Supply Co.	97,245	8,114,123
Ulta Salon Cosmetics & Fragrance, Inc. (a)	46,924	11,488,872
Total Specialty Retail		397,536,061
Technology Hardware, Storage & Peripherals | 3.8%
Apple, Inc.	3,668,793	578,715,408
Hewlett Packard Enterprise Co.	1,175,551	15,529,029
HP, Inc.	1,296,190	26,520,047
NetApp, Inc.	200,968	11,991,761
Seagate Technology PLC	206,875	7,983,306
Western Digital Corp.	230,118	8,507,462
Xerox Corp.	170,445	3,367,993
Total Technology Hardware, Storage & Peripherals		652,615,006
Textiles, Apparel & Luxury Goods | 0.7%
Hanesbrands, Inc.	286,625	3,591,411
Michael Kors Holdings Ltd. (a)	115,668	4,386,131
NIKE, Inc., Class B	1,040,306	77,128,287
PVH Corp.	60,782	5,649,687
Ralph Lauren Corp.	42,619	4,409,362
Tapestry, Inc.	230,910	7,793,213
Under Armour, Inc., Class A (a)(c)	144,596	2,555,011
Under Armour, Inc., Class C (a)	157,544	2,547,486
VF Corp.	269,863	19,252,026
Total Textiles, Apparel & Luxury Goods		127,312,614
Tobacco | 0.9%
Altria Group, Inc.	1,530,663	75,599,446
Philip Morris International, Inc.	1,266,521	84,552,942
Total Tobacco		160,152,388

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Common Stocks | 99.2% of net assets (Continued)
	Shares	Value
Trading Companies & Distributors | 0.2%
Fastenal Co.	237,729	$12,430,849
United Rentals, Inc. (a)	68,409	7,013,975
W.W. Grainger, Inc.	36,250	10,235,550
Total Trading Companies & Distributors		29,680,374
Water Utilities | 0.1%
American Water Works Co., Inc.	148,954	13,520,555
Total Water Utilities		13,520,555
Total Common Stocks
(Cost $12,321,833,084)		17,123,413,269

Short-Term Securities | 3.5% of net assets

BlackRock Cash Funds: Institutional, SL Agency Shares, 2.60% (b)(d)(e)	118,748,723	118,760,598
Short-Term Securities | 3.5% of net assets (Continued)
	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.41% (b)(d)	479,801,017	$479,801,017
Total Short-Term Securities
(Cost $598,558,779)		598,561,615
Total Investments
(Cost $12,920,391,863) | 102.7%		17,721,974,884
Liabilities in Excess of Other Assets | (2.7)%		(465,046,075)
Net Assets | 100.0%		$17,256,928,809

(a)	Non-income producing.
(b)	During the period ended December 31, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Master Portfolio were as follows:

Affiliate Persons and/or Related Parties	Shares Held at December 31, 2017	Shares Purchased	Shares Sold	Shares Held at December 31, 2018	Value at December 31, 2018	Income	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	70,033,981	48,714,742[2]	—	118,748,723	118,760,598	$326,056[3]	$(3,809)	$(367)
BlackRock Cash Funds: Treasury, SL Agency Shares	164,203,034	315,597,983[2]	—	479,801,017	479,801,017	5,196,320	—	—
BlackRock, Inc.	73,422	25,405	—	98,827	38,821,222	1,024,669	—	(9,450,411)
PNC Financial Services Group, Inc.[4]	285,955	94,316	(4,761)	375,510	N/A	1,057,699	(27,842)	(20,322,296)
Total					$637,382,837	$7,604,744	$(31,651)	$(29,773,074)
[1]	Includes net capital gain distributions, if applicable.
[2]	Represents net shares purchased.
[3]	Represents all or portion of securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees, and collateral investment expenses, and other payments to and from borrowers of securities.
[4]	As of period, the entity is no longer an affiliate of the Fund.
(c)	Security, or a portion of security, is on loan.
(d)	7-day yield at December 31, 2018.
(e)	All or a portion of security was purchased with the cash collateral from loaned securities.

The accompanying notes are an integral part of these financial statements.	Appendix

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
Derivative Financial Instruments Outstanding as of Period End - Futures Contracts
Contracts Long	Issue	Expiration	Notional Amount (000)	Unrealized Appreciation (Depreciation)
831	S&P 500 E-Mini Index	March 2019	$104,091	$377,323
Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:
Assets-Derivative Financial Instruments	Commodity Contracts	Credit Contract	Equity Contracts	Foriegn Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts net unrealized appreciation[1]	—	—	$377,323	—	—	—	$377,323
[1]	Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day's variation margin is reported within the Statements of Assets & Liabilities.
For the year ended December 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contract	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Realized Gain (Loss) From:
Futures contracts	—	—	$(27,387,735)	—	—	—	$(27,387,735)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(669,769)	—	—	—	$(669,769)
Average Quarterly Balances on Outstanding Derivative Financial Instruments
Futures contracts: Average notional value of contracts—long							$253,293,330
For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.
The following tables summarize the Master Portfolio's investments and derivative financial instruments categorized in the disclosure hierarchy:

Appendix	The accompanying notes are an integral part of these financial statements.

Portfolio of Investments  |  S&P 500 Index Master Portfolio  |  December 31, 2018  |  (Continued)
	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments: Common Stocks(a)	$17,123,413,269	$—	$—	$17,123,413,269
Short-Term Securities: Money Market Funds	598,561,615	—	—	598,561,615
	$17,721,974,884	$—	$—	$17,721,974,884
Derivative Financial Instruments(b)
Assets:
Equity contracts	$377,323	$—	$—	$377,323
(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.
During the period ended December 31, 2018, there were no transfers between levels.
The accompanying notes are an integral part of these financial statements.	Appendix

Statement of Assets and Liabilities
S&P 500 Index Master Portfolio | December 31, 2018

Assets
Investments in securities, at value (including securities loaned of $116,456,859) (cost: $12,290,742,554)	$17,084,592,047
Investments at value—affiliated (cost—$629,649,309)	637,382,837
Cash pledged for futures contracts	21,791,800
Investment securities sold	5,048,344
Dividends—unaffiliated	19,068,503
Dividends—affiliated	803,886
Securities lending income—affiliated	30,995
Variation margin on futures contracts	2,060,803
Contributions from investors	30,540,612
Prepaid expenses	83,302
Total Assets	17,801,403,129
Liabilities
Collateral on securities loaned at value	118,776,309
Investment securities purchased	424,894,174
Accrued expenses	138,632
Investment advisory fees	568,180
Trustees' fees	69,898
Professional fees	27,127
Total Liabilities	544,474,320
Net Assets	$17,256,928,809
Net Assets Consist Of:
Unrealized appreciation (depreciation) of investments	4,801,960,344
Investors’ capital	12,454,968,465
Net Assets	$17,256,928,809

Appendix	The accompanying notes are an integral part of these financial statements.

Statement of Operations
S&P 500 Index Master Portfolio | Year Ended December 31, 2018

Investment Income
Dividends—unaffiliated	308,025,729
Dividends—affiliated	7,278,688
Securities lending—affiliated—net	326,056
Foreign taxes withheld	(1,288,770)
Total Investment Income	314,341,703
Expenses
Investment advisory	6,423,330
Officer and Trustees	274,342
Professional	87,662
Total Expenses	6,785,334
Less fees waived and/or reimbursed by the Manager	(562,789)
Total Expenses After Fees Waived and/or Reimbursed	6,222,545
Net Investment Income	308,119,158
Realized And Unrealized Gain (Loss)
Net realized gain from:
Investments—unaffiliated	96,396,174
Investments—affiliated	(31,651)
Futures contracts	(27,387,735)
Net Realized Gain	68,976,788
Net change in unrealized appreciation (depreciation) on:
Investments—unaffiliated	(1,272,159,977)
Investments—affiliated	(29,773,074)
Futures contracts	(669,769)
Net Change In Unrealized Appreciation (Depreciation)	(1,302,602,820)
Net Realized And Unrealized Loss	$(1,233,626,032)
Net Decrease In Net Assets From Operations	$(925,506,874)
The accompanying notes are an integral part of these financial statements.	Appendix

Statements of Changes in Net Assets
S&P 500 Index Master Portfolio

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) In Net Assets
Operations
Net investment income	$308,119,158	$235,116,198
Net realized gain on investments	68,976,788	54,267,728
Net change in unrealized appreciation (depreciation)	(1,302,602,820)	2,098,921,474
Net Increase (decrease) in net assets from operations	(925,506,874)	2,388,305,400
Capital Transactions
Proceeds from contributions	9,671,286,018	7,322,029,278
Value of withdrawals	(5,263,924,715)	(5,727,019,300)
Total increase in net assets from capital transactions	4,407,361,303	1,595,009,978
Total Increase In Net Assets	3,481,854,429	3,983,315,378
Net Assets
Beginning of year	$13,775,074,380	$9,791,759,002
End of year	$17,256,928,809	$13,775,074,380

Appendix	The accompanying notes are an integral part of these financial statements.

Financial Highlights
S&P 500 Index Master Portfolio

	Year Ended December 31,
	2018	2017	2016	2015	2014
Total Return	-4.38%	21.77%	11.92%	1.35%	13.63%
Ratio to Average Net Assets
Total expenses	0.04%	0.04%	0.04%	0.05%	0.05%
Total expenses after fees waived and/or reimbursed	0.04%	0.04%	0.04%	0.04%	0.04%
Net investment income	1.92%	1.93%	2.11%	2.00%	1.98%
Supplemental Data
Net assets, end of year (000)	$17,256,929	$13,775,074	$9,791,759	$7,209,857	$5,748,578
Portfolio turnover rate	12%	11%	4%	2%	3%
The accompanying notes are an integral part of these financial statements.	Appendix

Notes to Financial Statements
S&P 500 Index Master Portfolio

1.    Organization
Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.
The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.
Reorganization: The Board of BlackRock Funds III and the Board of State Farm Mutual Fund Trust and the shareholders of State Farm S&P 500 Index Fund (the “Target Fund”) approved the reorganization of the Target Fund into iShares S&P 500 Index Fund (the “Fund”). As a result, the Fund acquired all of the assets and assumed certain stated liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued shares of the Fund.
On November 19, 2018, all of the portfolio securities previously held by the Target Fund were subsequently contributed by the Fund to the Master Portfolio in exchange for an investment in the Master Portfolio.
For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from the Target Fund was carried forward by the Master Portfolio to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The Target Fund’s fair value and cost of investments prior to the reorganization were as follows:
Target Fund	Fair Value of Invesments	Cost of Investments
S&P 500 Master Index Portfolio	$1,473,476,973	$726,300,157
2.    Significant Accounting Policies
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.
Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.
Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.
Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.
Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
3.    Investment Valuation and Fair Value Measurements
Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:
•  Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.
•  Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
•  Futures contracts traded on exchanges are valued at their last sale price.
If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.
Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:
•  Level 1—unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access
•  Level 2—other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)
•  Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio own assumptions used in determining the fair value of investments and derivative financial instruments)
The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.
Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.    Securities and Other Investments
Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.
The market value of any securities on loan, all of which were classified as common stocks in the Master Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments.
Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.
As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclay's Capital, Inc.	$17,577	$(17,577)	—
Citigroup Global Markets, Inc.	23,453,228	(23,453,228)	—
Credit Suisse Securities (USA) LLC	2,311,353	(2,311,353)	—
Deutsche Bank Securities, Inc.	681,991	(681,991)	—
Goldman Sachs & Co.	12,574,197	(12,574,197)	—
HSBC Bank PLC	8,143,500	(8,143,500)	—
JP Morgan Securities LLC	4,552,897	(4,552,897)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	30,257,214	(30,257,214)	—
UBS AG	21,393,593	(21,393,593)	—
UBS Securities LLC	2,403,843	(2,403,8439)	—
Wells Fargo Securities LLC	10,667,466	(10,667,466)	—
	$116,456,859	$(116,456,859)	$—
[1]Cash collateral with a value of $118,776,309 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from
The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
5.    Derivative Financial Instruments
The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk).
Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.
6.    Investment Advisory Agreement and Other Transactions with Affiliates
Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.
For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.04% of the average daily value of the Master Portfolio’s net assets.
Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL, in consideration thereof, has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.
BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.
Expense Waivers and Reimbursements: The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. Each of BFA and BAL has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the administration fees paid by the Master Portfolio in an amount equal to the independent expenses through April 30, 2021. For the year ended December 31, 2018, the amount waived and/or reimbursed was $362,004.
With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2018, the amount waived was $200,785.

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of MIP or by a vote of a majority of the outstanding voting securities of the Master Portfolio. For the year ended December 31, 2018, there were no fees waived by the Manager.
Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.
Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.
Pursuant to a securities lending agreement, the Master Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income earned across certain funds in the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.
The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2018, the Master Portfolio paid BTC $117,731 in total for securities lending agent services and collateral investment fees.
Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.
A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.
During the year ended December 31, 2018, the Master Portfolio did not participate in the Interfund Lending Program
Trustees and Officers: Certain Trustees and/or officers of MIP are directors and/or officers of BlackRock or its affiliates.
Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:
Purchases	Sales	Net Realized Gain (Loss)
$544,942,477	$81,328,722	$101,182,547
7.    Purchases and Sales
For the year ended December 31, 2018, purchases and sales of investments, excluding short-term securities, were $5,285,632,224 and $1,894,883,993, respectively.

Appendix	Notes to Financial Statements

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
8.    Income Tax Information
The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.
The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2018. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.
As of December 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Tax cost	$12,650,650,060
Gross unrealized appreciation	$5,675,608,741
Gross unrealized depreciation	$(604,283,917)
Net unrealized appreciation	$5,071,324,824
9.    Bank Borrowings
MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19,
2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2018, the Master Portfolio did not borrow under the credit agreement.
10.  Principal Risks
In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.
The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances
Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.
Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master

Notes to Financial Statements	Appendix

Notes to Financial Statements  |  S&P 500 Index Master Portfolio  (Continued)
Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.
11.  Subsequent Events
Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Appendix	Notes to Financial Statements

Report of Independent Registered Public Accounting Firm
S&P 500 Index Master Portfolio

To the Board of Trustees of Master Investment Portfolio and the Investors of S&P 500 Index Master Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the funds constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 14, 2019
We have served as the auditor of one or more BlackRock investment companies since 2000.
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Rodney D. Johnson 1941	Chair of the Board and Trustee[4]	Since 2009	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (nonprofit) since 2016.	24 RICs consisting of 138 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board[4] and Trustee	Since 2018 (Chair Elect of the Board); Since 2015 (Trustee)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	24 RICs consisting of 138 Portfolios	None

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Susan J.Carter 1956	Trustee	Since 2016	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	24 RICs consisting of 138 Portfolios	None
Collette Chilton 1958	Trustee	Since 2015	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	24 RICs consisting of 138 Portfolios	None
Neil A. Cotty 1954	Trustee	Since 2016	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	24 RICs consisting of 138 Portfolios	None
Cynthia A. Montgomery 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	24 RICs consisting of 138 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Joseph P. Platt 1947	Trustee	Since 2009	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (nonprofit) since 2015.	24 RICs consisting of 138 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	24 RICs consisting of 138 Portfolios	None
Kenneth L. Urish 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001;Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	24 RICs consisting of 138 Portfolios	None
Claire A. Walton 1957	Trustee	Since 2016	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	24 RICs consisting of 138 Portfolios	None

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Independent Trustees1 (Continued)

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Frederick W. Winter 1945	Trustee	Since 2009	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	24 RICs consisting of 138 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.
[3] In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. (“BlackRock”) in December 2009, certain Independent Trustees were elected to the Board. As a result, although the chart shows certain Independent Trustees as joining the Board in 2009, those Independent Trustees first became members of the boards of other funds advised by BlackRock Advisors, LLC or its affiliates as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
4 Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.
Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Interested Trustees1,2

Name and Year of Birth	Position(s) Held	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Investment Company Directorships During Past Five Years
Robert Fairbairn 1965	Trustee	Since 2018	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Member of the Board of Managers of BlackRock Investments, LLC since 2011; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	127 RICs consisting of 304 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 304 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
2Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

                Appendix

Officers and Trustees
S&P 500 Index Master Portfolio | Officers Who Are Not Trustees1

Name and Year of Birth[2]	Position(s) Held	Length of Time Served[3]	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President	Since 2016	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer	Since 2009	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer	Since 2009	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principalof and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer	Since 2018	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock , Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust/MIP serve at the pleasure of the Board.
Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.
Appendix

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PRSRT STD
U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1793
homesteadfunds.com  |  800.258.3030  |  4301 Wilson Blvd.  |  Arlington, VA  |  22203
This report is authorized for distribution to shareholders and others who have received a copy of the prospectus.
Distributor: RE Investment Corporation.

Item 2. Code of Ethics.

Homestead Funds, Inc. has adopted a Senior Officer Code of Ethics, as defined in Item 2 of Form N-CSR, which applies to its principal executive officer, principal financial officer, principal accounting or controller, or persons performing similar functions.  The Senior Officer Code of Ethics is available on Homestead Funds, Inc.’s website at www.homesteadfunds.com or without charge, upon request, by calling the Chief Compliance Officer at 1-800-258-3030.  During the period covered by this report, no substantive amendments were approved or waivers were granted to the Senior Officer Code of Ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors of Homestead Funds, Inc. has determined that the Board's Audit Committee does not have an “audit committee financial expert” as the Securities and Exchange Commission has defined that term.  After carefully considering all of the factors involved in the definition of “audit committee financial expert,” the Board determined that none of the members of the Audit Committee met all five qualifications in the definition, although each of the members of the Audit Committee met some of the qualifications. The Board also determined that because of the collective general financial expertise of the Audit Committee members, as well as the types of funds in Homestead Funds, Inc. and the nature of the accounting and valuation issues they have presented, it did not appear that the Audit Committee as a whole lacked any necessary skill to fulfill the functions of an Audit Committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees[1]

Fiscal Year 2017	$220,000
Fiscal Year 2018	$230,000

(b)	Audit-Related Fees

Fiscal Year 2017	$0
Fiscal Year 2018	$0

(c)	Tax Fees

Fiscal Year 2017	$0
Fiscal Year 2018	$0

(d)	All Other Fees

Fiscal Year 2017	$0
Fiscal Year 2018	$0

____________________

1

These fees were for professional services rendered for the audits of the financial statements of Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund, International Equity Fund, and Growth Fund, including services that are normally provided in connection with the Funds' statutory and regulatory filings.

(e)(1)	The Registrant’s audit committee is directly responsible for approving the services to be provided by the principal accountant.
(2)	None of the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable.
(g)

The National Rural Electric Cooperative Association paid the Funds’ principal accountant $44,001 and $177,130 in 2018 and 2017, respectively, for consulting services.  The National Rural Electric Cooperative Association is the parent company, hence a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.

(h)

Homestead Funds’ Audit Committee considered the provision of non-audit services, which were not approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, that the principal accountant rendered to the National Rural Electric Cooperative Association, a controlling entity of RE Advisers Corporation, the investment adviser that provided ongoing services to Homestead Funds for each of its last two fiscal years.  The Audit Committee determined that these services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

Disclosure Controls and Procedures.  The registrant’s principal executive officer and principal financial officer concluded that the registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

Internal Control.  There were no changes in registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not required with this filing.
(a)(2)

A separate certification for the principal executive officer and principal financial officer of the registrant, as required by Rule 30a-2(a) under the Investment Company Act of 1940, is filed herewith.

(a)(3)	Not applicable.
(a)(4)	Not applicable.
(b)

A certification by the registrant’s principal executive officer and principal financial officer, as required by Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HOMESTEAD FUNDS, INC.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Director

Date: March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Santero
Mark D. Santero
President, Chief Executive Officer and Director

Date: March 8, 2019

By:	/s/ Amy M. DiMauro
Amy M. DiMauro
Treasurer

Date: March 8, 2019